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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

The Dun & Bradstreet Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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March 26, 2013

Dear Shareholder:

        You are cordially invited to attend the 2013 Annual Meeting of Shareholders of The Dun & Bradstreet Corporation ("D&B") on Wednesday, May 8, 2013, at 8:00 a.m. at The Hilton Short Hills, 41 JFK Parkway, Short Hills, New Jersey.

        The Notice of Annual Meeting and Proxy Statement accompanying this letter more fully describes the business to be acted upon at the meeting. Our Annual Report on Form 10-K for the year ended December 31, 2012 is also attached.

        Pursuant to rules adopted by the U.S. Securities and Exchange Commission we are once again providing to our shareholders access to our proxy materials over the Internet. We continue to believe that this e-proxy process allows us to provide our shareholders with the information they need while lowering printing and mailing costs, reducing the environmental impact of our Annual Meeting and more efficiently complying with our obligations under the securities laws. On or about March 26, 2013, we mailed to our beneficial shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2013 Proxy Statement and Annual Report and vote online. Registered shareholders will be furnished a printed copy of the 2013 Proxy Statement and Annual Report by mail, unless they have opted for e-proxy access over the Internet.

        Whether or not you plan to attend the meeting, your vote is important. In addition to voting in person, shareholders of record may vote via a toll-free telephone number or over the Internet. Shareholders who received a paper copy of the 2013 Proxy Statement and Annual Report by mail may also vote by completing, signing and mailing the enclosed proxy card promptly in the return envelope provided. If your shares are held in the name of a bank, broker or other holder of record, check your proxy card to see which of these options is available to you.

        On behalf of our Board of Directors, thank you for your continued support of D&B.

Sincerely,

Sara Mathew
 Chairman and Chief Executive Officer

Notice of 2013 Annual Meeting of Shareholders

        The 2013 Annual Meeting of Shareholders of The Dun & Bradstreet Corporation will be held on Wednesday, May 8, 2013, at 8:00 a.m. at The Hilton Short Hills, 41 JFK Parkway, Short Hills, New Jersey. The purpose of the meeting is to:

  1.
  Elect seven directors to the Board of Directors, each to serve for a one-year term;

  2.
  Ratify the appointment of our independent registered public accounting firm for 2013;

  3.
  Obtain advisory approval of our executive compensation (Say on Pay);

  4.
  Approve amendments to our certificate of incorporation and by-laws to permit shareholders to act by written consent; and

  5.
  Transact such other business as may properly come before the meeting. We know of no other business to be brought before the meeting at this time.

        Only shareholders of record at the close of business on March 12, 2013, will be entitled to vote at the meeting.

By Order of the Board of Directors,

Christie A. Hill
 Senior Vice President, General Counsel and Corporate Secretary

Dated: March 26, 2013

YOUR VOTE IS IMPORTANT

To assure your representation at the Annual Meeting, you are requested to vote your shares as promptly as possible. In addition to voting in person, shareholders of record may vote via a toll-free telephone number or over the Internet as instructed in these materials. If you received the proxy statement by mail, you may also vote by completing, signing and mailing the enclosed proxy card promptly in the return envelope provided. Please note that if your shares are held by a broker, bank or other holder of record and you wish to vote at the meeting, you must obtain a legal proxy from that record holder.

Please note that with the exception of Proposal No. 2, brokers may not vote your shares in the absence of your specific instructions as to how to vote. Please return your proxy card so your vote can be counted.

Page
GENERAL INFORMATION	1
Notice of Internet Availability of Proxy Materials	1
Annual Meeting Admission	1
Who Can Vote	1
How to Vote	2
Revocation of Proxies	2
Voting Shares in the D&B Plans	3
List of Shareholders	3
Householding Information	3
Proxy Solicitation	4
Quorum and Voting Requirements	4
Shareholder Account Maintenance	5
CORPORATE GOVERNANCE	6
Board of Directors	6
Independence of the Board and Committees	8
Board Meetings	9
Committees and Meetings	10
Communications with the Board and Audit Committee	13
Attendance at Annual Meetings	13
Service on Multiple Audit Committees	13
Related Persons Transactions and Approval Policy	13
Promoters and Control Persons	14
Compensation Committee Interlocks and Insider Participation	14
Code of Conduct	14
COMPENSATION OF DIRECTORS	15
Overview of Non-employee Director Compensation	15
Stock Ownership Guidelines	16
Non-employee Director Compensation Table	16
Equity Awards Outstanding as of December 31, 2012	18
AUDIT COMMITTEE INFORMATION	19
Report of the Audit Committee	19
Audit Committee Pre-approval Policy	20
Fees Paid to Independent Registered Public Accounting Firm	20
PROPOSAL NO. 1—ELECTION OF DIRECTORS	21
PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013	25
PROPOSAL NO. 3—ADVISORY APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION (SAY ON PAY)	26
PROPOSAL NO. 4—APPROVAL OF AMENDMENTS TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, AND FOURTH AMENDED AND RESTATED BY-LAWS, AS AMENDED, TO PERMIT SHAREHOLDERS TO ACT BY WRITTEN CONSENT	28
SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND OTHERS	30
EXECUTIVE OFFICERS	32
COMPENSATION DISCUSSION & ANALYSIS	34

i

Page
Executive Summary	34
Purpose	42
Objectives of our Executive Compensation Program	43
Pay Positioning and Pay Mix	43
Elements of our Executive Compensation Program	44
External Benchmarking	48
2012 Base Salaries	51
Annual Cash Incentive Plan	51
Long-term Equity Incentives	55
Executive Compensation Recoupment Policy	58
Employment Agreements	59
Tax Deductibility	59
Section 409A of the Internal Revenue Code	59
REPORT OF THE COMPENSATION & BENEFITS COMMITTEE	60
SUMMARY COMPENSATION TABLE	61
GRANTS OF PLAN-BASED AWARDS TABLE	63
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE	65
OPTION EXERCISES AND STOCK VESTED TABLE	66
PENSION BENEFITS TABLE	67
NON-QUALIFIED DEFERRED COMPENSATION TABLE	70
OVERVIEW OF CHANGE IN CONTROL, SEVERANCE AND OTHER ARRANGEMENTS	72
Change in Control	72
Severance Arrangements	73
Detrimental Conduct Program	73
Potential Post-employment Compensation Table	74
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	80
OTHER MATTERS	80
INFORMATION CONTAINED IN THIS PROXY STATEMENT	80
SHAREHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING	80
SCHEDULE I—RECONCILIATION OF TOTAL REVENUE TO CORE REVENUE AND THE EFFECT OF FOREIGN EXCHANGE ON CORE REVENUE GROWTH

SCHEDULE II—RECONCILIATION OF REPORTED DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO D&B COMMON SHAREHOLDERS TO DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO D&B COMMON SHAREHOLDERS BEFORE NON-CORE GAINS AND (CHARGES)

SCHEDULE III—RECONCILIATION OF REPORTED OPERATING INCOME TO OPERATING INCOME BEFORE NON-CORE GAINS AND (CHARGES)
EXHIBIT A—AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, OF THE DUN & BRADSTREET CORPORATION
EXHIBIT B—AMENDMENT TO THE FOURTH AMENDED AND RESTATED BY-LAWS, AS AMENDED, OF THE DUN & BRADSTREET CORPORATION

ii

PROXY STATEMENT

GENERAL INFORMATION

        The Board of Directors of The Dun & Bradstreet Corporation ("D&B" or "we" or "our" or the "Company") is soliciting your proxy for use at the Annual Meeting of Shareholders to be held on May 8, 2013, or Annual Meeting. On or about March 26, 2013, we mailed to our beneficial holders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy materials on the Internet, and we mailed to our registered shareholders a printed copy of the proxy materials. Our principal executive offices are located at 103 JFK Parkway, Short Hills, New Jersey 07078-2708, and our main telephone number is 973-921-5500. D&B is listed on the New York Stock Exchange, or NYSE, with the ticker symbol DNB.

Notice of Internet Availability of Proxy Materials

        In accordance with the notice and access rule adopted by the U.S. Securities and Exchange Commission, or SEC, we are making the proxy materials available to all of our shareholders on the Internet and our beneficial holders will receive a Notice of Internet Availability of Proxy Materials, or Notice, containing instructions on how to access our proxy materials and how to vote on the Internet and by telephone. We are mailing to our registered shareholders a printed copy of our proxy materials, unless they have opted to receive a Notice containing instructions on how to access our proxy materials and how to vote on the Internet and by telephone. If you received a Notice and would like to receive a printed copy of our proxy materials, free of charge, you should follow the instructions for requesting such materials included in the Notice.

Annual Meeting Admission

        To attend the Annual Meeting, you will need an admission ticket or other evidence of stock ownership as of the record date, which is March 12, 2013. Only shareholders as of the record date will be entitled to attend the meeting.

        Registered shareholders. If you are a registered shareholder and you plan to attend the Annual Meeting in person, please bring your admission ticket attached to the proxy card or other evidence of stock ownership as of the record date.

        Beneficial holders. If your shares are held in the name of a bank, broker or other holder of record (in "street name") and you plan to attend the Annual Meeting in person, please bring your Notice or other evidence of stock ownership as of the record date. You may also obtain an admission ticket in advance of the meeting by sending a written request, along with evidence of stock ownership as of the record date, such as a bank or brokerage account statement, to our Corporate Secretary at the address of our principal executive offices noted above. Please make such requests at least two weeks in advance of the Annual Meeting so that we may be able to accommodate your request.

Who Can Vote

        Only shareholders of record at the close of business on March 12, 2013 are eligible to vote at the meeting. As of the close of business on that date, there were 40,173,958 shares of our common stock outstanding.

 How to Vote

        In addition to voting in person at the meeting, shareholders of record can vote by proxy by calling a toll-free telephone number, by using the Internet or, for shareholders who received a printed copy of the proxy materials, by mailing a completed and signed proxy card. The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. Shareholders voting by telephone or the Internet should understand that there may be costs associated with voting in these manners, such as usage charges from telephone companies and Internet service providers, which must be borne by the shareholder.

        A proxy card that is signed and returned by a shareholder of record without specifications marked in the instruction boxes will be voted in accordance with the recommendations of the Board of Directors, as outlined in this proxy statement. If any other proposals are properly brought before the meeting and submitted to a vote, all proxies will be voted on those other proposals in accordance with the judgment of the persons voting the proxies.

        Specific voting instructions are set forth below and can also be found on the Notice and on the proxy card. If you received more than one Notice or proxy card, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions included in each Notice and proxy card to ensure that all of your shares are voted.

Registered Shareholders

        Vote by Telephone. Registered shareholders can vote by calling toll-free at 800-690-6903. Voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

        Vote on the Internet. Registered shareholders can vote on the Internet at the website www.proxyvote.com. As with telephone voting, you can confirm that your instructions have been properly recorded.

        Vote by Mail. Registered shareholders can vote by mail by simply indicating your response on your proxy card, dating and signing it, and returning your proxy card in the postage-paid envelope provided. If the envelope is missing, please mail your completed proxy card to The Dun & Bradstreet Corporation, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717.

Beneficial Holders

        If your shares are held in street name, the Notice mailed to you from the organization that is the record owner of your shares contains instructions on how to vote your shares. Beneficial holders that received a printed copy of the proxy materials may complete and mail the proxy card or may vote by telephone or over the Internet as instructed in the proxy card by the organization that is the record owner of your shares. For a beneficial holder to vote in person at the Annual Meeting, you must obtain a legal proxy from the record owner.

Revocation of Proxies

        A shareholder of record may revoke a proxy at any time before the vote is taken at the Annual Meeting by sending written notice of the revocation to our Corporate Secretary at The Dun & Bradstreet Corporation, 103 JFK Parkway, Short Hills, New Jersey 07078-2708, by submitting another proxy that is properly signed and bears a later date, or by voting in person at the meeting. All properly executed proxies not revoked will be voted at the meeting in accordance with their instructions.

 Voting Shares in the D&B Plans

        If you are a current or former D&B employee who currently holds D&B shares in your name in the D&B Common Stock Fund of The Dun & Bradstreet Corporation 401(k) Plan, referred to as the 401(k) Plan, or a current or former Moody's Corporation employee who holds D&B shares in your name in the Moody's Corporation Profit Participation Plan, referred to as the PPP, you are entitled to give voting instructions for the shares held in your account. If you receive a printed copy of the proxy materials by mail, you will receive only one proxy card for all of the D&B shares you hold in the 401(k) Plan and PPP. Your proxy card will serve as a voting instruction card for the plans' trustees. However, most active D&B employees who have shares in the 401(k) Plan will receive an e-mail containing instructions on how to access our proxy materials and how to vote such shares on the Internet.

        If you do not vote your shares or specify your voting instructions on your proxy card, the applicable plan's trustee will vote your shares in the same proportion as the shares for which voting instructions have been received from other participants of the 401(k) Plan and PPP, except as otherwise required by law. To allow sufficient time for voting by the trustee of each plan, your voting instructions must be received by the applicable trustee by May 3, 2013.

        If you are a current or former D&B employee who currently holds D&B shares in the D&B Employee Stock Purchase Plan, or ESPP, you are considered a beneficial holder as described above and should follow the voting instructions provided in the Notice sent to you by the ESPP plan administrator.

List of Shareholders

        The names of registered shareholders of record entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting and, for ten days prior to the meeting, at the office of our Corporate Secretary at The Dun & Bradstreet Corporation, 103 JFK Parkway, Short Hills, New Jersey 07078-2708.

Householding Information

        We have adopted a procedure approved by the SEC called householding. Under this procedure, shareholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Proxy Statement and Annual Report, unless one or more of the shareholders at that address notifies us that they wish to continue receiving individual copies. We believe this procedure provides greater convenience to our shareholders, saves money by reducing our printing and mailing costs, and reduces the environmental impact of our Annual Meeting.

        If you and other shareholders of record with whom you share an address and last name currently receive multiple copies of our Proxy Statement and Annual Report and would like to participate in our householding program, please contact Broadridge Financial Solutions, or Broadridge, by calling toll-free at 800-542-1061, or by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Alternatively, if you participate in householding and wish to revoke your consent and receive separate copies of our Proxy Statement and Annual Report, please contact Broadridge, as described above.

        A number of brokerage firms have instituted householding. If you hold your shares in street name, please contact your bank, broker or other holder of record to request information about householding.

 Proxy Solicitation

        Our directors, officers and employees may solicit proxies on our behalf by communicating with shareholders personally or by telephone, facsimile, e-mail, mail or other forms of social media. We have also retained the firm of Morrow & Co., LLC, 470 West Ave., Stamford, Connecticut 06902, to assist in the solicitation of proxies for a fee estimated at $8,500 plus expenses. We will pay all expenses related to such solicitations of proxies. D&B and Morrow & Co. will request banks and brokers to solicit proxies from their customers, where appropriate, and will reimburse them for reasonable out-of-pocket expenses.

Quorum and Voting Requirements

        Our by-laws provide that a majority of the shares issued, outstanding and entitled to vote, whether present in person or represented by proxy, constitutes a quorum at meetings of shareholders. Abstentions and broker non-votes are counted for purposes of establishing a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker has not received instructions from the beneficial owner and does not have discretionary voting power for that particular matter. Brokers are permitted by the NYSE to vote shares without instructions from beneficial owners on routine matters, which includes only Proposal No. 2 (ratification of the appointment of our independent registered public accounting firm for 2013), as discussed below.

        This means that for all proposals except Proposal No. 2, brokers may not vote your shares in the absence of your specific instructions as to how to vote. Please return your proxy card so your vote can be counted.

        Election of directors (Proposal No. 1) shall be determined by a majority of the voting power present in person or represented by proxy and entitled to vote on the matter. For purposes of this proposal, a majority of the voting power present means that the number of shares voted "for" a director must exceed the number of shares voted "against" that director. As a result, shares present in person at the meeting that are not voted for a nominee, shares present by proxy for which the shareholder has abstained from voting for a nominee and shares not voted for a nominee as a result of broker non-votes will not be counted as voting for or against that nominee's achievement of a majority. If a current director is not re-elected, the director shall offer to tender his or her resignation to the Board of Directors. The Board Affairs Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Committee's recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the Board's decision.

        Ratification of the appointment of our independent registered public accounting firm for 2013 (Proposal No. 2), advisory approval of our executive compensation (Say on Pay) (Proposal No. 3), and approval of amendments to our certificate of incorporation and by-laws to permit shareholders to act by written consent (Proposal No. 4), shall each be determined by the affirmative vote of the holders of a majority of the voting power present in person or represented by proxy at the meeting and entitled to vote on the applicable matter. As a result, shares present in person at the meeting that are not voted for any such matter, shares present by proxy for which the shareholder has abstained from voting for any such matter and broker non-votes with respect to Proposal Nos. 3 or 4, if any, with respect to any such matter will not be counted toward each such matter's achievement of a majority.

 Shareholder Account Maintenance

        Our transfer agent is Computershare Shareowner Services LLC, or Computershare. All communications concerning accounts of registered shareholders, including address changes, name changes, inquiries as to requirements to transfer shares of our common stock and similar issues, can be handled by contacting Computershare using one of the following methods:

  •
  toll-free at 866-283-6792 for U.S. and Canada holders (International holders dial 201-680-6578; hearing-impaired holders dial 800-231-5469);

  •
  at the following website www.computershare.com/investor; or

  •
  by writing to Computershare Shareowner Services LLC, P.O. Box 43006, Providence, Rhode Island 02940-3006.

CORPORATE GOVERNANCE

Board of Directors

        Our Board of Directors, or Board, currently consists of eight members, all of whom are independent except for our Chairman of the Board and Chief Executive Officer, or Chairman and CEO, Sara Mathew. The objective of our Board of Directors is to conduct our business activities so as to enhance shareholder value. Our Board of Directors believes that good corporate governance practices support successful business performance and thus the creation of shareholder value. To institutionalize the Board's view of governance, our Board has adopted Corporate Governance Principles. These principles, which were last reviewed in December 2012, cover Board composition and performance (e.g., director independence, qualifications of directors, outside directorships and committee service, selection of director nominees, director orientation and continuing education), the relationship of the Board with senior management (e.g., attendance of non-directors at Board meetings and Board access to senior leadership), Board meetings, Board committee review and management review.

        The Board has four standing committees: the Audit Committee, the Board Affairs Committee, the Compensation & Benefits Committee and the Innovation & Technology Committee. Each Board committee has its own charter setting forth its purpose and responsibilities, including, where applicable, those required by the NYSE listing standards. Each of the committees and their charters are described in more detail below.

        Our Corporate Governance Principles and the charters of each of our committees of the Board of Directors are available in the Investor Relations section of our website (http://investor.dnb.com) and are also available in print, without charge, to any shareholder upon request to our Corporate Secretary at The Dun & Bradstreet Corporation, 103 JFK Parkway, Short Hills, New Jersey 07078-2708.

        Leadership Structure of the Board. Our Board is currently led by our Chairman and CEO, Sara Mathew. D&B's Board of Directors does not have a policy on whether the roles of Chairman of the Board and CEO should be separate; however, these positions have historically been held by the same person. The Board Affairs Committee of the Board of Directors regularly evaluates governance trends and issues, including leadership structure of the Board, and has concluded that having a single Chairman and CEO is appropriate for D&B.

        Our Board believes that its leadership structure is effective in providing independent oversight of management, including with respect to one of the Board's primary functions—enhancing shareholder value. The Chairman of the Board has neither a greater nor lesser vote on matters considered by the Board than any other director. All of our directors are bound by fiduciary obligations, imposed by law, to serve the best interests of our shareholders. Additionally, our Board believes that there are certain efficiencies inherent in having the CEO (who is the person responsible for the day-to-day operations and strategy of the Company) chair the Board of Directors, such as ensuring efficiency and clarity in decision making and ensuring key business issues are brought to the Board's attention.

        Our Board of Directors acknowledges that independent Board leadership is important. Accordingly, the Company's Corporate Governance Principles provide for an independent Lead Director to be designated by the Board from time to time. Christopher J. Coughlin currently serves as our Lead Director.

        The Lead Director (i) presides over the non-management executive sessions of the Board of Directors, (ii) collects feedback from the Board meetings and provides it to the CEO, (iii) may call a meeting of the non-management directors at any time, (iv) leads the annual CEO evaluation process, and (v) performs such other responsibilities as the Board may from time to time delegate to assist the Board in performing its responsibilities. The Lead Director is appointed to a term of three years, with no limit on the number of terms the Lead Director may serve, either in succession or in the aggregate. We believe a term of three years provides an opportunity, if appropriate in the discretion of the Board, for rotation of the Lead Director position among the directors. Mr. Coughlin has served as Lead Director since August 2010 and more information relating to Mr. Coughlin's role as Lead Director can be found under the "Board Meetings" section of this proxy statement.

        In addition, our Board and committee composition promotes independence and protects against too much power being placed with the Chairman and CEO. All of the Board committees are comprised entirely of independent directors as determined under criteria established by the SEC and NYSE for the applicable committees and as set forth in our Corporate Governance Principles. As a result of this structure, independent directors oversee such critical matters as the integrity of the Company's financial statements, the compensation of executive management (including the CEO), the direction of the Company's innovation and technology strategy, the selection and evaluation of directors and the development and implementation of the Company's corporate governance policies and structures. In addition, seven of the eight members of our Board (with the exception of our Chairman and CEO) are independent under the foregoing standards. Our Board believes that its leadership structure enhances the Board's ability to provide insight and direction to management on important strategic initiatives and, at the same time, ensures that the appropriate level of independent oversight is applied to all Board decisions.

        The Board's Role in Risk Oversight. The Board provides oversight of risk by directly reviewing strategic risks, as noted below, by delegating matters to, and using the expertise of, certain of its committees and by receiving reports from such committees. Specifically, the Board has delegated to the Audit Committee, the Board Affairs Committee, the Compensation & Benefits Committee, or C&BC, and the Innovation & Technology Committee, or I&TC, responsibilities related to risk oversight as described herein.

        The Audit Committee oversees the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies. In addition, the Audit Committee oversees, and reviews with the internal auditors and management, the Company's enterprise risk management process, including the prioritization of the identified risks and management's mitigation plans. As part of the enterprise risk management process to identify and prioritize risks to the Company, management uses the framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission, or COSO, which analyzes enterprise risks from the standpoint of a company's strategic, operational, compliance and financial reporting objectives. As noted above, strategic risks are discussed with and managed by the entire Board of Directors. The remaining categories of risk are overseen by the Audit Committee, the I&TC, the C&BC or the Board Affairs Committee, depending upon the nature of the risk.

        Particular members of management report both internally and to the Audit Committee as follows:

  •
  The Leader of Internal Audit and Enterprise Risk Management reports both to the Chief Financial Officer and the Chairman of the Audit Committee. The Audit Committee reviews and discusses with the Leader of Internal Audit and Enterprise Risk Management the Company's internal system of audit and financial controls, internal audit plans, and the periodic report of audit activities.

  •
  The Principal Accounting Officer reports to the Chief Financial Officer and discusses financial controls with the Audit Committee in his capacity as leader of the Company's

    Sarbanes-Oxley controls. On a quarterly basis, the Principal Accounting Officer reviews progress on the testing and mitigation of any identified risks with the Audit Committee.

  •
  The Chief Compliance Officer reports to the General Counsel and provides updates (at least quarterly) to the Audit Committee on compliance risks and controls.

        In addition, at least quarterly, the Audit Committee meets in private session separately with each of the Leader of Internal Audit and Enterprise Risk Management, the Principal Accounting Officer, the Chief Financial Officer, the Chief Compliance Officer and the Company's independent registered public accounting firm.

        Periodically, the Board Affairs Committee may review the Company's policies and programs related to (i) political actions and legislative affairs, (ii) employee health and safety, (iii) equal employment opportunity, and (iv) charitable contributions.

        The C&BC reviews with management the compensation policies and practices of the Company, including those applicable to non-executive officers, to determine the extent to which risks arising from the Company's compensation policies and practices are reasonably likely to have a material adverse effect on the Company. The compensation-related risk analysis considers the major components of compensation at the Company (base salary, cash incentives and equity-based compensation) and how each component may impact risk-taking activities by employees, including how the policies may engender activities that could impact the Company's brand and financial results. The analysis is prepared by management and reviewed and agreed upon by an interdisciplinary management team comprised of senior leaders from finance, internal audit and risk management, sales operations, legal, human resources and compensation. In addition, the Company's independent executive compensation consultant, Meridian Compensation Partners, as well as the Company's external legal counsel, reviewed and provided feedback on the analysis. Based on this analysis, the C&BC agreed with management that the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

        The I&TC reviews with management the commercial risks of the Company's technology infrastructure and platforms, including marketplace and financial risks and information technology security risks. For example, management reviews with the I&TC the progress of the implementation of our technology investments.

        Each of the Audit Committee, Board Affairs Committee, C&BC and I&TC periodically reports to the Board of Directors on any such matters under review, as appropriate.

Independence of the Board and Committees

        Our Corporate Governance Principles require that at least two-thirds of the Board meet the criteria for independence established by the NYSE and applicable laws. After considering all relevant facts and circumstances, our Board has determined that each of its members except, as noted above, Sara Mathew, our Chairman and CEO, is independent under the NYSE listing standards and applicable laws. Our Board has also determined that each member of each of the Audit Committee, the Board Affairs Committee, the C&BC and the I&TC is independent under the NYSE listing standards and applicable laws (although I&TC member independence is not required because it is not an NYSE-required committee).

        Pursuant to NYSE rules, a director is not independent if the director is, or has been within the last three years, an employee of the Company. In addition, for a director to be considered independent, the Board must affirmatively determine that the director has no material relationship with us (either directly or indirectly, such as a partner, shareholder or officer of an organization that has a relationship with the Company). Our Corporate Governance Principles set forth categorical standards to assist the Board in determining what constitutes a material relationship with the Company. Generally, under these categorical standards, the following relationships are deemed not to be material:

  •
  the director is the beneficial owner of less than five percent of our outstanding equity interests;

  •
  the director is an officer or other employee of an entity, or his or her immediate family member is an executive officer (as defined in Section 303A.02 of the NYSE listing standards) of an entity that, in either case, has received payments from us for property or services or has made payments to us for property or services and the amount of such payments in each of the last three fiscal years is less than the greater of (i) $1 million, or (ii) 2% of the entity's consolidated gross revenues (as such term is construed by the NYSE for purposes of Section 303A.02(b)(v));

  •
  the director is a director or officer of an entity that is indebted to us, or to which we are indebted, and the total amount of indebtedness is less than 2% of the total consolidated assets of such entity as of the end of the previous fiscal year;

  •
  the director, or any entity in which the director is an equity owner, director, officer or other employee, has obtained products or services from us on terms generally available to our customers for such products or services; or

  •
  the director is an officer, trustee, director or is otherwise affiliated with a tax-exempt organization and we made, within the preceding three fiscal years, contributions in any fiscal year that were less than the greater of (i) $1 million, or (ii) 2% of the tax-exempt organization's consolidated gross revenues (as such term is construed by the NYSE for purposes of Section 303A.02(b)(v)), based upon the tax-exempt organization's latest publicly available information.

        The Board retains the sole right to interpret and apply the foregoing standards in determining the materiality of any relationship. Also, in determining the independence of our directors, the Board considers the tenure of each director.

Board Meetings

        Our Board held eight meetings in 2012, with no director attending fewer than 75% of the aggregate number of meetings of the Board and of the committees of the Board on which he or she served.

        The Chairman of the Board drafts the agenda for each Board meeting and distributes it to the Board in advance of each meeting. Each Board member is encouraged to suggest items for inclusion on the agenda.

        Information and data that are important to the Board's understanding of the business and of scheduled agenda items are distributed sufficiently in advance of each Board meeting to give the directors a reasonable opportunity for review. Generally, directors receive Board materials no fewer than three days in advance of a meeting.

        Our non-management directors meet in regularly scheduled executive sessions without members of management. Our Lead Director, Christopher J. Coughlin, presides over executive sessions of the Board. In the event of Mr. Coughlin's absence from any executive session, the Chairman of the Board will designate a substitute Lead Director. Mr. Coughlin has served as the Lead Director since August 2010. The non-management directors held six executive sessions of the Board in 2012. More information relating to Mr. Coughlin's responsibilities as Lead Director can be found under the "Leadership Structure of the Board" section of this proxy statement.

Committees and Meetings

        The table below provides the current membership information and number of meetings for each of the Audit Committee, Board Affairs Committee, C&BC and I&TC.

Name	Audit		Board Affairs		Compensation & Benefits		Innovation & Technology
Christopher J. Coughlin (Lead Director)			X	*	X
Austin A. Adams	X						X
John W. Alden			X		X	*
James N. Fernandez	X	*	X
Paul R. Garcia	X						X
Sandra E. Peterson					X		X	*
Michael J. Winkler					X		X
Committee Meetings held in 2012	7		5		4		4

*
Committee Chairman

        The Audit Committee. Under the terms of its charter, the Audit Committee's primary function is to appoint annually the independent registered public accounting firm and to assist the Board in the oversight of: (1) the integrity of our financial statements, (2) the independent registered public accounting firm's qualifications and independence, (3) the performance of our internal audit function and independent registered public accounting firm, and (4) our compliance with legal and regulatory requirements. A copy of the Audit Committee's charter can be found in the Investor Relations section of our website (http://investor.dnb.com). The Report of the Audit Committee can be found under the "Audit Committee Information" section of this proxy statement.

        Our Board has reviewed the qualifications and experience of each of the Audit Committee members and determined that all members of the Audit Committee are "financially literate" as required by the NYSE listing standards.

        Our Board has also determined that James N. Fernandez qualifies as an "audit committee financial expert" as that term has been defined by the rules of the SEC and has "accounting or related financial management expertise" within the meaning of the NYSE listing standards.

        The Board Affairs Committee. Under the terms of its charter, the Board Affairs Committee's primary responsibilities include: (1) identifying individuals qualified to become Board members, (2) recommending candidates to fill Board vacancies and newly created director positions, (3) recommending whether incumbent directors should be nominated for reelection to the Board upon expiration of their terms, (4) developing and recommending to the Board a set of corporate governance principles applicable to the Board, and (5) overseeing the evaluation of the Board. A copy of the Board Affairs Committee charter can be found in the Investor Relations section of our website (http://investor.dnb.com).

        In accordance with our Corporate Governance Principles and the Board Affairs Committee charter, the Board Affairs Committee oversees the entire process of selection and nomination of Board nominees, including screening candidates for directorships in accordance with the Board-approved criteria described below. The Committee, with input from the Chairman of the Board, will identify individuals believed to be qualified to become Board members. The Committee solicits candidates from its current directors and, if deemed appropriate, retains for a fee, one or more third party search firms to identify and help evaluate candidates. The Committee will recommend candidates to the Board to fill new or vacant positions based on such factors as it deems appropriate, including independence, potential conflicts of interest (including any affiliation with an entity that competes or appears to compete with the Company), professional experience, personal character, integrity, diversity, outside commitments (e.g., service on other Boards) and particular areas of expertise—all within the context of the needs of the Board. The Committee does not use a formula for these factors, including diversity, but instead applies its judgment based on the needs of the Company.

        The Board Affairs Committee will also consider director nominees recommended by our shareholders. Any shareholder wishing to propose a future nominee for consideration by the Board Affairs Committee may nominate persons for election to the Board of Directors if such shareholder complies with the notice procedures set forth in our by-laws and summarized under the "Shareholder Proposals for the 2014 Annual Meeting" section of this proxy statement. The Committee uses the same criteria described above to evaluate nominees recommended by our shareholders.

        No individuals were proposed for nomination by any shareholders in connection with this proxy statement or the 2013 Annual Meeting of Shareholders.

        The Compensation & Benefits Committee. Under the terms of its charter, the primary function of the C&BC is to discharge the Board's responsibilities relating to compensation of our Chairman and CEO and our other executive officers. Among other things, the C&BC: (1) evaluates the CEO's performance and reviews with the CEO the performance of other executive officers, (2) establishes and administers our policies, programs and procedures for compensating our executive officers, (3) has oversight responsibility for the administration of our employee benefit plans, (4) oversees the evaluation of management, including CEO succession planning and management development, and (5) reviews the non-employee director compensation program, recommending any changes to the Board of Directors for approval. The C&BC may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee or, to the extent otherwise permitted by applicable plans (including employee benefits plans subject to ERISA), laws or regulations (including NYSE listing standards), to any other body, individual or management. A copy of the C&BC charter can be found in the Investor Relations section of our website (http://investor.dnb.com).

        The C&BC has appointed the following committees comprised of employees of the Company to perform certain settlor, fiduciary and administrative responsibilities for our employee benefit plans:

  •
  The Plan Benefits Committee, which severally with the C&BC has settlor powers with respect to employee benefit plan design changes, except that the Plan Benefits Committee cannot take any action with respect to an employee benefit plan or create or terminate an employee benefit plan if it would result in an annual financial impact to the Company of greater than $1 million. In addition, the Plan Benefits Committee does not have any fiduciary responsibilities, which are solely within the province of the Qualified Plan Investment Committee and the Plan Administration Committee;

  •
  The Qualified Plan Investment Committee, which severally with the C&BC has certain fiduciary and administrative powers under the employee benefit plans with respect to the plans' investments and the financial performance of the plans' assets; and

  •
  The Plan Administration Committee, which severally with the C&BC has fiduciary and administrative powers under the employee benefit plans to implement and maintain the administrative and claims procedures for the plans.

        The C&BC has also delegated to our CEO the authority to make limited grants under our equity compensation plans to non-executive officers. A detailed description of our processes and procedures for the determination of compensation for our executive officers and directors, including the role of the C&BC, our independent compensation consultant and our Chairman and CEO in determining or recommending the amount or form of compensation, is included in the "Compensation Discussion & Analysis" section of this proxy statement.

        The C&BC has retained the services of an independent compensation consultant. The mandate to the consultant is to work for the C&BC in connection with its review of executive and non-employee director compensation practices, including the competitiveness of executive pay levels, executive incentive design issues, market trends in executive compensation and technical considerations. The nature and scope of services rendered by the consultant on the C&BC's behalf is described below:

  •
  Competitive market pay analyses for executive positions, non-employee director pay studies, proxy data studies, dilution analyses, and market trends in executive and non-employee director compensation;

  •
  Pay for performance analyses and commentary on risk in the Company's executive pay programs;

  •
  Ongoing support with regard to the latest relevant regulatory, governance, technical, and/or financial considerations impacting executive compensation and benefit programs;

  •
  Assistance with the design of executive compensation or benefit programs, as needed; and

  •
  Preparation for and attendance at C&BC and selected management or Board meetings.

        The C&BC's independent executive compensation consultant is Meridian Compensation Partners, or Meridian. Meridian's services to the Company are limited exclusively to advising the C&BC with respect to executive officer and director compensation. The C&BC reviews and evaluates the independence of its consultant each year and has the final authority to hire and terminate the consultant. In considering Meridian's independence, the C&BC reviewed numerous factors relating to Meridian and the individuals actually providing services to D&B, including those required by the SEC and the NYSE. Based on a review of these factors, the C&BC has determined that (i) Meridian is independent and (ii) Meridian's engagement presents no conflicts of interest.

        The Innovation & Technology Committee. Under the terms of its charter, the primary function of the I&TC is to review our approach to information technology and innovation, including: (1) the information technology platforms required to enable customer centric innovation, cost effective organic growth and competitive advantage with respect to M&A opportunities, (2) the process and approach required to drive product innovation such as customer research, design and product development to enable customer success, (3) advising the innovation and technology senior management team as may be needed in connection with the Committee's duties and responsibilities outlined above, and (4) assisting the Board of Directors in fulfilling its oversight responsibilities regarding the Company's information technology and innovation. In addition, the I&TC reviews with management the commercial risks of the Company's technology infrastructure and platforms, including marketplace and financial risks and information technology security risks. The I&TC may also delegate all or a portion of its duties and responsibilities to a subcommittee or, to the extent otherwise permitted by applicable laws or regulations, to any other body, individual or management. A copy of the I&TC charter can be found in the Investor Relations section of our website (http://investor.dnb.com).

Communications with the Board and Audit Committee

        We have a process in place that permits shareholders and other interested persons to communicate with our Board of Directors through its Lead Director, Christopher J. Coughlin, and with the Audit Committee through its Chairman, James N. Fernandez. To report complaints about our accounting, internal accounting controls or auditing matters, shareholders and other interested persons should write to the D&B Audit Committee Chairman, care of our third party compliance vendor, at: AlertLine, NAVEX Global, Inc., 13950 Ballantyne Corporate Place, Suite 300, Charlotte, North Carolina 28277. To report all other concerns to the non-management directors, shareholders and other interested persons should write to the Lead Director of the D&B Board, care of AlertLine, NAVEX Global, Inc., at the address noted above. Communications that are not specifically addressed will be provided to the Lead Director of our Board. Concerns can be reported anonymously by not including a name and/or contact information, or confidentially by marking the envelope containing the communication as "Confidential." All communications received by AlertLine will be sent first to our internal compliance officer, who will forward them on to the applicable director after review. The compliance officer will not forward non-substantive communications that are unrelated to the duties and responsibilities of the Board, such as: spam, business solicitations or advertisements, resumes, product related inquiries, junk mail or mass mailings, service complaints or inquiries, personal grievances, any threatening or hostile communications or similarly unsuitable communications. As appropriate, such items may be redirected to internal management for investigation, resolution and/or response. These instructions can also be found in the Corporate Governance information maintained in the Investor Relations section of our website (http://investor.dnb.com).

Attendance at Annual Meetings

        We expect directors to be available to attend our Annual Meeting. All but two of our directors attended our 2012 Annual Meeting of Shareholders, due to scheduling conflicts.

Service on Multiple Audit Committees

        Our Corporate Governance Principles prohibit our Audit Committee members from serving as members of more than two other public company audit committees without the Board's approval. Any determination by the Board approving of service on more than two other public company audit committees will be disclosed in our annual proxy statement. No Audit Committee member currently serves on more than one other audit committee of a public company.

Related Persons Transactions and Approval Policy

        Our Board of Directors recognizes that related persons transactions present a heightened risk of conflicts of interest and therefore has adopted a written policy to be followed in connection with all related persons transactions involving D&B.

        Under this policy, the Board has delegated to the Board Affairs Committee the responsibility for reviewing certain related persons transactions in excess of $120,000, in which the related person may have a direct or indirect interest. The Board has empowered the Corporate Secretary to review all related persons transactions in excess of $120,000. Our Corporate Secretary will refer to the Board

Affairs Committee those transactions in which the related person may have a direct or indirect material interest. For purposes of this policy, a transaction includes, but is not limited to, any financial transaction, arrangement or relationship (including any guarantee of indebtedness) or any series of similar transactions, arrangements or relationships.

        In approving related persons transactions, the Board Affairs Committee shall determine whether each related persons transaction referred to the Committee was the product of fair dealing and whether it was fair to D&B.

        Under this policy, we review our records and inquire of our directors and executive officers to identify any person who may be considered a related person. Using this information, we search our books and records for any related persons transactions that involved amounts, individually or in the aggregate, that exceed $120,000.

        In December 2011 and February 2012 we entered into consulting agreements with Caribou Technology Consulting, LLC, or Caribou, pursuant to which Caribou provided consulting services for the development and deployment of certain of our strategic technology investments. Mr. Bruce Sink, who became our Senior Vice President, Technology and Chief Information Officer effective October 22, 2012, is the founder and sole owner of Caribou. D&B engaged Caribou based upon Mr. Sink's proven global expertise in large-scale IT systems architecture, strategy and development. In addition, Mr. Sink's leadership skills in managing large, high-performing teams on projects having a track record of consistent 99.999% systems availability was important to our technology buildout. We paid Caribou approximately $815,000 for such services performed in 2012. All work by Caribou under the consulting agreements terminated when Mr. Sink became an executive officer of the Company and the agreements with Caribou have been terminated.

Promoters and Control Persons

        There are no reportable transactions pursuant to this requirement.

Compensation Committee Interlocks and Insider Participation

        None of the members of our C&BC are, or have been, an employee or officer of D&B. During fiscal year 2012, no member of our C&BC had any relationship with D&B requiring disclosure under Item 404 of Regulation S-K, the SEC rule regarding disclosure of related persons transactions. During fiscal year 2012, none of our executive officers served on the compensation committee or equivalent or board of directors of another entity whose executive officer(s) served as a director of D&B or as a member of our C&BC.

Code of Conduct

        We have adopted a Code of Conduct that applies to all of our directors, officers and employees (including our CEO, Chief Financial Officer and Principal Accounting Officer) and have posted the Code of Conduct in the Investor Relations section of our website (http://investor.dnb.com). We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K, if any, relating to amendments to or waivers from any provision of our Code of Conduct applicable to our CEO, Chief Financial Officer and Principal Accounting Officer by posting this information on our website.

        Our Code of Conduct is also available in print, without charge, to any shareholder upon request to our Corporate Secretary at The Dun & Bradstreet Corporation, 103 JFK Parkway, Short Hills, New Jersey 07078-2708.

COMPENSATION OF DIRECTORS

Overview of Non-employee Director Compensation

        For 2012, our non-employee directors' total compensation program consisted of both cash and equity-based compensation awards as follows:

  •
  Annual cash retainer of $70,000;

  •
  Additional annual cash retainer for the Lead Director and each Committee Chairman of $20,000; and

  •
  Annual grant of restricted stock units, or RSUs, with a value of approximately $120,000 that vest in full on the earlier of (i) the third anniversary of the date of grant or (ii) the separation of service from the Board of Directors for any reason, and are payable in shares of our common stock upon vesting. The number of RSUs is based on the mean of the high and low trading prices of our common stock on the date of grant. Directors receive dividend equivalents with respect to the RSUs prior to settlement.

        Cash compensation was paid in semi-annual installments on the first business day in March and July of 2012. No separate fees are paid for attendance at Board or Committee meetings. The RSU grant is made at the beginning of the year, typically early February, five business days after the release of the Company's year-end earnings statement.

        In addition, non-employee directors may elect to defer all or a portion of their annual cash retainer and/or Lead Director/Committee Chairman cash retainer into our non-employee directors' deferred compensation plan. Directors who defer their cash retainers into the D&B Common Stock Fund under the plan receive a 10% premium payment credited to their account. This premium vests in three years provided that the director does not transfer the underlying deferred amounts out of the stock fund prior to vesting. RSU awards may also be voluntarily deferred into our non-employee directors' deferred compensation plan. RSUs are credited with dividend equivalents while deferred.

        Upon joining the Board, each new non-employee director receives a one-time stock option grant with a grant value of approximately $35,000. The number of options is based on a modified Black-Scholes methodology. These stock options vest in full one year from the date of grant. In addition, each new non-employee director receives a pro rata allocation of the other components of the total compensation program as described above.

        In 2012, exclusive of the 10% premium, the total compensation paid to each of our non-employee directors was approximately $190,000. Each non-employee director who served as a Committee Chairman, as well as our Lead Director, received an additional $20,000. In 2012, about 60% of the total direct compensation for each non-employee director was paid in the form of equity (exclusive of the 10% premium). This ratio ensures that the interests of our directors are aligned with those of our shareholders and underscores the Board's commitment that its non-employee directors have a significant stake in the success of D&B.

        Non-employee directors are also provided with the following benefits:

  •
  Reimbursement for reasonable Company-related travel;

  •
  Director continuing education and other expenses;

  •
  Travel accident insurance when traveling on Company business;

  •
  Personal liability insurance; and

  •
  Participation in our charitable matching gift program of up to $4,000 per calendar year.

        Only non-employee directors receive compensation for serving on the Board. A director who is also an employee of the Company receives no additional compensation for serving as a director.

Stock Ownership Guidelines

        Non-employee directors are required to hold at least 50% of all equity obtained through the non-employee director compensation program throughout their tenure as directors of D&B, including net shares acquired upon the exercise of stock options. These guidelines further align the interests of directors and shareholders.

        The following table summarizes the compensation paid to our non-employee directors in 2012:

Non-employee Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(4)	All Other Compensation ($)(5)(6)(7)	Total ($)
Christopher J. Coughlin	102,912	120,002		30,049	252,963
(Lead Director)
Austin A. Adams	70,000	120,002		15,565	205,567
John W. Alden	90,000	120,002		7,244	217,246
James N. Fernandez	90,000	120,002		29,472	239,474
Paul R. Garcia	45,192	77,644	19,167	5,403	147,406
Douglas A. Kehring	70,000	120,002		1,700	191,702
Sandra E. Peterson	90,000	120,002		10,816	220,818
Michael R. Quinlan	32,143	120,002		10,898	163,043
Naomi O. Seligman	25,000	42,638		2,913	70,551
Michael J. Winkler	70,000	120,002		15,680	205,682

(1)
In addition to the $70,000 annual cash retainer for each non-employee director except Ms. Seligman and Messrs. Garcia and Quinlan, the following non-employee directors earned additional fees for serving as the Lead Director or a Committee Chairman: Mr. Coughlin—$32,912 (for serving as Lead Director and for serving pro rata as Chairman of the Board Affairs Committee); Mr. Alden—$20,000 (for serving pro rata as Chairman of the Board Affairs Committee and pro rata as Chairman of the C&BC); Mr. Fernandez—$20,000 (for serving as Chairman of the Audit Committee); Ms. Peterson—$20,000 (for serving as Chairman of the I&TC); and Mr. Quinlan—$7,143 (for serving pro rata as Chairman of the C&BC). Ms. Seligman and Mr. Quinlan received a pro rata annual cash retainer since both completed their service with our Board on May 9, 2012. Mr. Garcia received a pro rata annual cash retainer because he joined our Board on May 9, 2012.

(2)
Amounts shown represent the aggregate grant date fair value. For more information on how we value stock-based awards for directors, which is similar to our valuation for our employees (including all assumptions made in such valuation), refer to "Note 11. Employee Stock Plans" in the "Notes to Consolidated Financial Statements" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

(3)
With the exception of Ms. Seligman and Mr. Garcia, each non-employee director was granted 1,517 RSUs on February 13, 2012. Ms. Seligman was granted a pro rata number of RSUs (539) since she was completing her service with our Board on May 9, 2012. As previously announced in our 2012 Proxy Statement, Ms. Seligman reached the recommended retirement age of 72 in 2011 as set forth in our Corporate Governance Principles. However, Ms. Seligman was asked to stay on an additional year given her ongoing advice and guidance in the technology area. Mr. Garcia was granted a pro rata number of RSUs (1,224) in conjunction with his appointment to our Board of Directors on May 9, 2012.

The per share grant date fair value is equal to the mean of the high and low trading prices of D&B stock on the NYSE as of the date of grant. On February 13, 2012, the per share grant date fair value was $79.11. Therefore, excluding dividend equivalent units, the total full fair value for RSUs granted to each non-employee director in 2012, with the exception of Ms. Seligman, was approximately $120,000. Ms. Seligman's pro rata grant on February 13, 2012 was valued at approximately $42,600. On May 9, 2012, the per share grant date fair value was $63.44. Therefore, the total fair value for RSUs granted to Mr. Garcia in 2012 was approximately $77,600. These RSUs vest in full on the third anniversary of the date of grant or at the director's termination of service, whichever is earlier.

  In addition, the following non-employee directors were granted the number of shares as noted in 2012 or later, reflecting payment of dividend equivalent units with respect to RSUs whose restrictions had lapsed in 2012, as follows:

Director	Date	Number of Shares
John W. Alden	2/4/2012	87
Douglas A. Kehring	8/7/2012	29
Michael R. Quinlan	5/9/2012	1,334
Naomi O. Seligman	5/9/2012	380

Dividend equivalent units vest in full when the restrictions on the corresponding RSUs lapse. The annual equity grants were reviewed by the C&BC and were made five business days after our annual earnings release. The value of the dividend equivalent units paid with respect to RSUs is reported in the All Other Compensation column. The amount for each non-employee director represents the value of all dividend equivalent units credited in 2012.

(4)
On May 9, 2012, we granted Mr. Garcia 1,788 stock options with an exercise price of $63.44, which was equal to the fair market value of our common stock on that date, as computed in accordance with FASB ASC Topic 718 (i.e., the mean of the high and low trading prices). This grant of stock options to Mr. Garcia was in recognition of his appointment to our Board as a non-employee director. The stock options vest in full on the first anniversary of the date of grant. Stock options not yet vested terminate upon the director's termination of service, except that if the director's service terminates by reason of death, disability or retirement before the first anniversary, a pro rata portion of such stock options vest. The stock options expire on May 9, 2022.

(5)
Three non-employee directors elected to defer all or a portion of their 2012 cash retainers into the D&B Common Stock Fund under our non-employee directors' deferred compensation plan. The directors received a 10% premium on such deferred amounts. The 10% premiums are credited as additional deferrals under the D&B Common Stock Fund and vest on the third anniversary of the deferral; provided that none of the related deferred amounts are removed from the fund prior to this time. For the non-employee directors who elected to defer amounts into the D&B Common Stock Fund, the 10% premium was: Mr. Coughlin—$10,291, Mr. Fernandez—$9,000 and Mr. Quinlan—$3,214.

(6)
In addition, amounts shown for Messrs. Adams, Coughlin, Fernandez and Garcia include matching gifts of $4,000 each, made pursuant to the D&B Corporate Giving Program available to all of our employees and directors.

(7)
The amounts shown also include the value of all dividend equivalent units credited in 2012 or later. In 2012, the Company paid a quarterly dividend of $0.38 per share. The value of all dividend equivalent units equals the number of RSUs as of the record date multiplied by the quarterly dividend. The resulting value is then divided by the fair market value of our common stock on the dividend payment date to arrive at the number of dividend equivalent units to be credited. In 2012, the total value of all dividend equivalent units credited to our non-employee directors was as follows:

Name	Value of RSU Dividend Credit ($)
Christopher J. Coughlin (Lead Director)	15,758
Austin A. Adams	11,565
John W. Alden	7,244
James N. Fernandez	16,472
Paul R. Garcia	1,403
Douglas A. Kehring	1,700
Sandra E. Peterson	10,816
Michael R. Quinlan	7,683
Naomi O. Seligman	2,913
Michael J. Winkler	15,680

        As of December 31, 2012, the aggregate number of stock awards (including units held in the D&B Common Stock Fund under our non-employee directors' deferred compensation plan) and stock options outstanding for each non-employee director was as follows:

Equity Awards Outstanding as of December 31, 2012

Non-employee Director	Stock Awards (#)	Option Awards (#)
Christopher J. Coughlin (Lead Director)	15,737	11,325
Austin A. Adams	8,058	4,015
John W. Alden	4,635	7,006
James N. Fernandez	16,659	11,325
Paul R. Garcia	1,224	1,788
Douglas A. Kehring	0	0
Sandra E. Peterson	10,725	4,676
Michael R. Quinlan	6,688	20,787
Naomi O. Seligman	0	14,252
Michael J. Winkler	13,567	8,546

AUDIT COMMITTEE INFORMATION

Report of the Audit Committee

        The Board of Directors has determined that each member of the Audit Committee is "independent" within the meaning of the SEC regulations and the NYSE listing standards. The Audit Committee selects our independent registered public accounting firm. Management has the primary responsibility for our financial reporting process, including our system of internal controls, and for the preparation of consolidated financial statements in compliance with generally accepted accounting principles, applicable laws and regulations. Our independent registered public accounting firm is responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles, or GAAP, in the United States and the effectiveness of internal control over financial reporting. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures.

        Management has represented to the Audit Committee that our financial statements were prepared in accordance with GAAP in the United States, and the Audit Committee has reviewed and discussed the financial statements with management and the independent registered public accounting firm in the course of performing its oversight role.

        The Audit Committee has reviewed and discussed with management and our independent registered public accountant, PricewaterhouseCoopers LLP, the Company's Annual Report on Form 10-K, which includes the Company's audited consolidated financial statements for the year ended December 31, 2012.

        The Audit Committee has discussed with PricewaterhouseCoopers LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

        In addition, the Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP, required by the applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCoopers LLP's communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP their independence from the Company and management.

        The Audit Committee met regularly with the Leader of Internal Audit and Enterprise Risk Management, Principal Accounting Officer, Chief Financial Officer, Chief Compliance Officer and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in this proxy statement and in our Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC.

Audit Committee

James N. Fernandez, Chairman
Austin A. Adams
Paul R. Garcia

February 26, 2013

Audit Committee Pre-approval Policy

        The Audit Committee of the Board of Directors has adopted an Audit Committee Pre-approval Policy. In accordance with this policy, the independent registered public accounting firm may not provide certain prohibited services. In addition, the Audit Committee must pre-approve the engagement terms and fees, and any changes to those terms and fees, of all audit and non-audit services performed by PricewaterhouseCoopers LLP. All pre-approval requests submitted to the Audit Committee are required to be accompanied by backup documentation and a view from PricewaterhouseCoopers LLP and our Chief Financial Officer, Treasurer or Controller that the services will not impair the independent registered public accounting firm's independence. The policy does not include any delegation of the Audit Committee's responsibilities to management. The Audit Committee has delegated its pre-approval authority to the Audit Committee chairman or his delegate, subject to an overall limit of $100,000 in new services. Pre-approvals by the delegated member or members must be reported to the Audit Committee at its next scheduled meeting.

Fees Paid to Independent Registered Public Accounting Firm

        The aggregate fees billed to us by PricewaterhouseCoopers LLP for the last two fiscal years are as follows:

	Fiscal Year Ended December 31,
	2012	2011
	(In thousands)
Audit Fees (1)	$5,808	$5,135
Audit Related Fees (2)	304	291
Tax Fees (3)	624	589
All Other Fees	—	—

Total Fees	$6,736	$6,015

(1)
Consist primarily of professional fees for services provided in connection with the audit of our financial statements, review of our quarterly financial statements, the audit of the effectiveness of internal control over financial reporting with the objective of obtaining reasonable assurance as to whether effective internal control over financial reporting was maintained in all material respects, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings. Audit fees for the year ended December 31, 2012 include a separate approved project in the amount of $468,000 related to the integrated audit, as well as services performed in connection with our bond issuance during 2012 in the amount of $140,000.

(2)
Consist primarily of fees for audits of our employee benefit plans and services in connection with the review of certain compensation-related disclosures in our proxy statement, and post-M&A activity reviews.

(3)
Consist primarily of foreign tax planning and assistance in the preparation and review of our foreign income tax returns.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        Upon recommendation of the Board Affairs Committee, the Board of Directors has nominated the following individuals for election as directors for a one-year term expiring at the 2014 Annual Meeting of Shareholders: Austin A. Adams, John W. Alden, Christopher J. Coughlin, James N. Fernandez, Paul R. Garcia, Sara Mathew and Sandra E. Peterson (the "Nominees"). Michael J. Winkler was not nominated for election due to health concerns. The Board has determined to decrease the Board size from eight members to seven members upon expiration of Mr. Winkler's current term immediately prior to the election of directors at the Annual Meeting. Each Nominee currently serves as a director. Biographical information for each of our Nominees is provided below.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF OUR NOMINEES.

Austin A. Adams
Retired Executive Vice President and Corporate Chief Information Officer
JPMorgan Chase

        Austin A. Adams, age 69, has served as a director of D&B since April 2007, and is a member of the Audit Committee and Innovation & Technology Committee. Mr. Adams served as Executive Vice President and Corporate Chief Information Officer of JPMorgan Chase from July 2004 (upon the merger of JPMorgan Chase and Bank One Corporation) until his retirement in October 2006. Prior to the merger, Mr. Adams served as Executive Vice President and Chief Information Officer of Bank One from 2001 to 2004. Prior to joining Bank One, he was Chief Information Officer at First Union Corporation (now Wells Fargo & Co.) from 1985 to 2001. Mr. Adams is also a director of the following public companies: FNB United Corp. and Spectra Energy, Inc. He has not served as a director of any other public company in the last five years.

        In assessing Mr. Adams's skills and qualifications to serve on the D&B Board, our directors considered his experience in managing the technology operations of three of the U.S.'s largest banks and his expertise in effectively deploying technology to support a company's products and operations, which is particularly helpful to our Company given the importance of technology to our operations. Finally, our Board believes it benefits from Mr. Adams's experience serving on the board of two other U.S. public companies.

John W. Alden
Retired Vice Chairman
United Parcel Service, Inc.

        John W. Alden, age 71, has served as a director of D&B since December 2002, and is Chairman of the Compensation & Benefits Committee and a member of the Board Affairs Committee. Mr. Alden served with United Parcel Service, Inc. (UPS), the largest express package carrier in the world, for 35 years, serving on UPS's board of directors from 1988 to 2000. His most recent role was as Vice Chairman of the Board of UPS from 1996 until his retirement in 2000. Mr. Alden is also a director of the following public companies: Arkansas Best Corporation, Barnes Group, Inc. and Silgan Holdings, Inc. He has not served as a director of any other public company in the last five years.

        In assessing Mr. Alden's skills and qualifications to serve on the D&B Board, our directors considered his extensive sales and marketing and general management experience, including strategic planning, gained during his 35 years at UPS, a complex and global company that, like D&B, serves small, medium and large U.S. and international businesses. Our Board also believes it benefits from Mr. Alden's experience gained during his lengthy tenure on the board of UPS and as a director of other public companies.

Christopher J. Coughlin
Retired Executive Vice President and Chief Financial Officer
Tyco International Ltd.

        Christopher J. Coughlin, age 60, has served as a director of D&B since December 2004, and is Chairman of the Board Affairs Committee and a member of the Compensation & Benefits Committee. Mr. Coughlin has also been the Lead Director since August 2010. Mr. Coughlin served as Executive Vice President and Chief Financial Officer of Tyco International Ltd., a global business with leading positions in residential and commercial security, fire protection and industrial products and services, from March 2005 until December 2010 and served as an advisor to Tyco from December 2010 until October 2012. Previously, he served at The Interpublic Group of Companies, Inc. as Executive Vice President and Chief Operating Officer from June 2003 to December 2004, as Chief Financial Officer from August 2003 to June 2004, and as a director from July 2003 to July 2004. Prior to that, Mr. Coughlin served as Executive Vice President and Chief Financial Officer of Pharmacia Corporation from 1998 to 2003, and prior to that Mr. Coughlin served as Executive Vice President and then President of Nabisco International, a division of Nabisco Holdings. Mr. Coughlin is also a director of the following public companies: Covidien Ltd. and Forest Laboratories, Inc. He has not served as a director of any other public company in the last five years. He previously served as a director of Perrigo Company, Monsanto Company and The Interpublic Group of Companies, Inc.

        In assessing Mr. Coughlin's skills and qualifications to serve on the D&B Board, our directors considered his significant financial expertise and general management experience gained from his executive officer/chief financial officer positions at four large public companies. This expertise and experience includes his understanding of operations, financial planning and controls, and evaluating and executing acquisition and divestiture transactions. In addition, the Board believes it benefits from Mr. Coughlin's experience serving on the board of two other NYSE-listed public companies.

James N. Fernandez
Executive Vice President and Chief Operating Officer
Tiffany & Co.

        James N. Fernandez, age 57, has served as a director of D&B since December 2004, and is Chairman of the Audit Committee and a member of the Board Affairs Committee. Mr. Fernandez has served with Tiffany & Co., a specialty retailer, designer, manufacturer and distributor of fine jewelry, timepieces, sterling silverware, china, crystal, stationery, fragrances and accessories, since October 1983. He has held numerous positions with Tiffany & Co., including Senior Vice President and Chief Financial Officer from April 1989 until January 1998, when he was promoted to Executive Vice President and Chief Financial Officer. In June 2011, Mr. Fernandez was promoted to Executive Vice President and Chief Operating Officer with overall responsibility for finance, distribution, information technology, manufacturing and Tiffany's Diamond and Gemstone Division. Mr. Fernandez does not serve, nor has he served in the last five years, on the board of any other public company.

        In assessing Mr. Fernandez's skills and qualifications to serve on the D&B Board, our directors considered Mr. Fernandez's financial expertise (including investor relations oversight), brand management and operations experience (including information technology oversight) gained at Tiffany & Co. over the past nearly 30 years, including in his role as the CFO for 22 years. The Board also values Mr. Fernandez's qualification as an "audit committee financial expert" as that term has been defined by the rules of the SEC and his "accounting or related financial management expertise" within the meaning of NYSE listing standards.

Paul R. Garcia
Chairman and Chief Executive Officer
Global Payments, Inc.

        Paul R. Garcia, age 60, has served as a director of D&B since May 2012, and is a member of the Audit Committee and Innovation & Technology Committee. Mr. Garcia has served as Chairman of the Board of Global Payments, Inc., a leading provider of payment processing services, since October 2002, and as Chief Executive Officer and a director since February 2001. Previously, Mr. Garcia served as Chief Executive Officer of NDC eCommerce, a division of National Data Corporation, from July 1999 to February 2001, President and Chief Executive Officer of Productivity Point International, Inc. from 1996 to 1998, Group President of First Data Issuing Services from 1995 to 1996, Chief Executive Officer of both National Bancard Corporation (NaBANCO) and First Financial Bank from 1982 to 1995, and National Sales Manager of Chase Manhattan Merchant Bank Card Services from 1979 to 1982. Mr. Garcia does not serve, nor has he served in the last five years, on the board of any other public company except Global Payments, Inc.

        In assessing Mr. Garcia's skills and qualifications to serve on the D&B Board, our directors considered Mr. Garcia's extensive management, operations and technology expertise gained from his management and executive roles in the financial and payments services industry, including as CEO of Global Payments. The Board also values his experience as Chairman of a U.S. public company.

Sara Mathew
Chairman and Chief Executive Officer
The Dun & Bradstreet Corporation

        Ms. Mathew, age 57, has served as our Chairman of the Board since July 1, 2010, as our Chief Executive Officer since January 2010, and was named to our Board of Directors in January 2008. She previously served as President from March 2007 to June 2010, as Chief Operating Officer from March 2007 to December 2009 and as Chief Financial Officer from August 2001 to February 2007, in addition to serving as President, D&B U.S. from September 2006 to February 2007, with additional leadership responsibility for strategy from January 2005 to February 2007. In addition, Ms. Mathew served as President, D&B International from January 2006 through September 2006. Before joining D&B, Ms. Mathew served in various positions at Procter & Gamble for 18 years. Ms. Mathew is also a director of The Campbell Soup Company, where she serves as chairman of the Audit Committee. She has not served as a director of any other public company in the last five years.

        In assessing Ms. Mathew's skills and qualifications to serve on the D&B Board, our directors considered her financial expertise and general management experience gained through the various strategic leadership roles she has held at D&B since 2005. The Board also values her various responsibilities in international and domestic finance and investor relations during her 18-year tenure at Procter & Gamble. Finally, the Board believes it benefits from Ms. Mathew's experience gained as a director on the board of another U.S. public company that operates globally.

Sandra E. Peterson
Group Worldwide Chairman and Executive Committee Chairman
Johnson & Johnson

        Sandra E. Peterson, age 54, has served as a director of D&B since September 2002, and is Chairman of the Innovation & Technology Committee and a member of the Compensation & Benefits Committee. Ms. Peterson has served as the Group Worldwide Chairman and member of the Executive Committee of Johnson & Johnson, a global manufacturer of pharmaceutical, diagnostic, therapeutic, surgical, and biotechnology products, as well as personal care products, since December 1, 2012. Ms. Peterson previously served as Chairman of the Board of Management of Bayer CropScience AG (a subsidiary of Bayer AG) from October 2010 to November 2012 and, prior to that, as a member of Bayer CropScience AG's Board of Management from July 2010 through September 2010. Prior to that, Ms. Peterson previously served as Executive Vice President and President, Medical Care, Bayer HealthCare LLC from May 2005 to June 2010, Group President of Government for Medco Health Solutions, Inc. (formerly Merck-Medco) from September 2003 until February 2004, Senior Vice President of Medco's health businesses from April 2001 through August 2003 and Senior Vice President of Marketing for Merck-Medco Managed Care LLC from January 1999 to March 2001. Ms. Peterson does not serve, nor has she served in the last five years, on the board of any other public company. She previously served as a director of Handleman Company, a public company, from May 2001 to November 2005.

        In assessing Ms. Peterson's skills and qualifications to serve on the D&B Board, our directors considered her general operations experience with global companies, product and marketing experience and expertise with strategy development gained from her executive positions with Johnson & Johnson, Bayer CropScience AG, Bayer HealthCare LLC and Medco Health Solutions, Inc. Finally, the Board believes it benefits from Ms. Peterson's experience gained while serving on the board of another U.S. public company.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013

        The Audit Committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit the consolidated financial statements for the year ending December 31, 2013. Although shareholder approval of this appointment is not required, the Audit Committee and the Board of Directors believe that submitting the appointment to the shareholders for ratification is a matter of good corporate governance. If the shareholders do not ratify the appointment, the Audit Committee will review its future selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm in light of the shareholder vote, but still may retain them. Even if the appointment is ratified, the Audit Committee, at its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of D&B and our shareholders.

        PricewaterhouseCoopers LLP acted as our independent registered public accounting firm for the 2012 fiscal year. In addition to its audit of our consolidated financial statements, PricewaterhouseCoopers LLP also performed statutory audits required by certain international jurisdictions, audited the financial statements of our various benefit plans, and performed certain non-audit services. Fees for these services are described under the "Fees Paid to Independent Registered Public Accounting Firm" section of this proxy statement.

        A representative of PricewaterhouseCoopers LLP is expected to be present at the 2013 Annual Meeting of Shareholders. Such representative will have the opportunity to make a statement, if he or she so desires, and is expected to be available to respond to questions.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP.

PROPOSAL NO. 3

ADVISORY APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION (SAY ON PAY)

        We believe that our executive compensation program, policies and procedures are founded on pay for performance and are strongly aligned with the long-term interests of our shareholders. This proposal, commonly known as "Say on Pay," gives shareholders the opportunity to express their favor or disfavor with the Company's executive compensation program, policies and procedures.

        Our executive compensation program is described more fully in the "Compensation Discussion & Analysis" section of this proxy statement and the related tables and narrative that follow it. Shareholders are, therefore, encouraged to read that information in its entirety to obtain a complete understanding of our executive compensation program.

        We believe that the design, development and execution of our pay program, policies and procedures has resulted in executive compensation decisions that are appropriate and that have benefitted the Company and shareholders over time. As noted in the "Compensation Discussion & Analysis" section of this proxy statement, our executive pay levels have generally aligned well based on relative performance when measured against our compensation comparison group.

Response to 2012 "Say on Pay" Vote and Shareholder Outreach

        At our 2012 Annual Meeting, our advisory vote on executive pay passed by a vote of 64%, significantly lower than the vote received in 2011. The vote outcome was disappointing, especially since our executive pay program remained substantially the same in 2012.

        In 2012, we broadened our shareholder outreach effort to gain a better understanding of how our executive pay programs and practices might be improved. Feedback from these discussions as well as emerging governance trends formed the basis of several changes to our executive pay program which we adopted effective January 1, 2013 (unless otherwise noted):

  •
  New Long-term Incentive Plan for 2013:  We revised the vehicles, metrics and timeframe of our long-term incentive plan, so that all equity awards will be performance-based:

  •
  Stock options have been replaced by leveraged restricted stock units (LRSUs) that are performance-based, with payouts ranging from 0% to 200% of the target grant over 1-, 2- and 3-year periods.

  •
  The 1-year performance-based RSU opportunity has been replaced with a 3-year performance unit plan based on our total shareholder return, or TSR1, relative to the S&P 500 and revenue growth.

  •
  Revised Peer Group in 2012:  We reconfigured our peer group by lowering the maximum revenue for company inclusion to $5 billion, eliminating some of the larger companies previously included.

  •
  Introduced New "Clawback" Policy:  We implemented a new "clawback" policy that enables the C&BC to recover or reduce excess cash and equity incentive compensation under certain circumstances. Our Incentive Compensation Recoupment Policy, or clawback policy, is available in the Investor Relations section of our website (http://investor.dnb.com) and is filed as an Exhibit to our Annual Report on Form 10-K for the year ended December 31, 2012.

(1)
Total shareholder return over a specified period is defined as the net stock price change plus the value of dividends reinvested in the month they are paid.

  •
  Revised Future Change in Control Equity Vesting from a "Single Trigger" to "Double Trigger" Requirement

  •
  Reduced Cash Severance for New Executive Officers following Change in Control:  We reduced our change in control benefits for new executive officers from three to two times annual base salary and target bonus.

Ongoing Pay for Performance Policies and Good Governance Practices

        Other important and ongoing features of our current executive compensation program that contribute to pay for performance and good governance practices include the following:

  •
  Our pay mix is heavily weighted toward variable compensation;

  •
  Our equity value must be earned based on performance;

  •
  We require our executives to maintain a significant level of ownership in the Company;

  •
  We do not offer our executive officers any perquisites;

  •
  We do not provide employment agreements;

  •
  We eliminated the supplemental executive retirement benefit for new executives in 2011;

  •
  We eliminated the excise tax payment and gross-up in the Company's change in control agreement for new executives in 2010;

  •
  We have an insider trading policy that prohibits hedging;

  •
  Our C&BC charter requires a periodic review of risks in our compensation program; and

  •
  The executive compensation consultant to the C&BC is independent.

        For the reasons noted above and given the information provided elsewhere in this proxy statement, the Board of Directors asks you to approve the following resolution:

  Resolved, that the shareholders approve the Company's overall executive compensation program, policies and procedures as described in the Compensation Discussion & Analysis, the tabular disclosure regarding named executive officer compensation, and the accompanying narrative disclosure in this proxy statement.

        As this is a proposal for advisory approval, the result is not binding upon the Company. However, the C&BC, which is responsible for designing and administering the Company's executive compensation program, values the opinions expressed by shareholders in their vote on this proposal. The C&BC will consider the outcome of this advisory vote when making future compensation decisions for our executive officers.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF OUR COMPANY'S OVERALL EXECUTIVE COMPENSATION PROGRAM, POLICIES AND PROCEDURES.

PROPOSAL NO. 4

APPROVAL OF AMENDMENTS TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, AND FOURTH AMENDED AND RESTATED BY-LAWS, AS AMENDED, TO PERMIT SHAREHOLDERS TO ACT BY WRITTEN CONSENT

        The Company's Board of Directors has proposed, and recommends that shareholders approve at the Annual Meeting, amendments, or Amendments, to the Company's Amended and Restated Certificate of Incorporation, as amended, or Charter, and Fourth Amended and Restated By-Laws, as amended, or By-Laws, that would add a right permitting the holders of at least 40% of the Company's outstanding common stock to act by written consent. Currently, the Company's Charter and By-Laws do not permit shareholders to act by written consent. The Board, upon the recommendation of the Board Affairs Committee, has unanimously adopted resolutions approving the Amendments and recommending approval of the Amendments to our shareholders. The Amendments also include procedural requirements with which shareholders would be required to comply in order to act by written consent.

        The Amendments to the Charter permit shareholders holding at least 40% of the voting power of the outstanding capital stock entitled to vote on an action the right to request that the Board set a record date for determining the shareholders entitled to vote by written consent on such action. The 40% threshold is consistent with the 40% threshold that must be met for our shareholders to call a special meeting, which our shareholders approved at last year's Annual Meeting. Additionally, certain other procedural requirements relating to the right to act by written consent are similar to the requirements for our shareholders to call special meetings. For example, as with the request to call a special meeting, the Board is not required to take action (in this case, set a record date) if: (i) the request is received during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting of shareholders and ending on the date of the next annual meeting; (ii) a similar item (as determined in good faith by the Board) was presented at a meeting of shareholders held not more than 120 days before the request is received; or (iii) the Board or the Chief Executive Officer has called or calls for an annual or special meeting of shareholders to be held within 90 days after the request is received and the business to be conducted at such meeting is a similar item. The Board believes that the procedures for acting by written consent and calling a special meeting should be as similar as possible, since the two serve the same purpose—a process for shareholders to take action outside the annual meeting cycle—and there should be no advantage to proceeding in one way versus the other.

        The Board believes that providing the right to act by written consent is a valuable shareholder right and a good governance step for the Company to take. However, the Board also believes that the written consent process requires certain additional procedural safeguards to ensure that shareholders have the same opportunity to discuss the proposed action and listen to all viewpoints that they would have if action were taken at a special meeting, and to ensure complete fairness and transparency in the process for all shareholders. As such, the Amendments to the Charter include requirements that:

  (i)
  the Board set a record date within ten (10) business days following receipt of the notice to fix a record date;

  (ii)
  consents must be solicited in accordance with Regulation 14A of the Securities Exchange Act of 1934, which requires the public filing of a proxy statement by the shareholder proponent to inform all shareholders of the action; and

  (iii)
  consents may not be delivered to the Company until 50 days after the applicable record date, so that all shareholders are given time to fully consider and discuss the action before it becomes effective, as well as to provide the Board the opportunity to present its views regarding the proposal and, in appropriate cases, to pursue alternate options for action by the Company.

        Attached to this proxy statement as Exhibits A and B, respectively, are the relevant sections of the Charter and By-Laws which reflect the Amendments. The general description above is qualified in its entirety by reference to the text of the Amendments in Exhibits A and B. If approved, the Amendments to the Charter will become effective upon the filing of a Certificate of Amendment to the Charter, or an Amended and Restated Charter reflecting such Amendments, with the Secretary of State of the State of Delaware. The Company would make such a filing promptly after approval of the Amendments by the shareholders at the Annual Meeting. The Amendments to the By-Laws will become effective when the Amendments to the Charter become effective.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF AMENDMENTS TO THE COMPANY'S CHARTER AND BY-LAWS TO PERMIT SHAREHOLDERS TO ACT BY WRITTEN CONSENT.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND OTHERS

        The following table shows the number of shares of our common stock beneficially owned by each of the directors and named executive officers listed in the Summary Compensation Table in this proxy statement, and all directors and executive officers of D&B as a group, as of February 28, 2013. The table also shows the names, addresses and share ownership of the only persons known to us to be the beneficial owners of more than 5% of our outstanding common stock. This information is based upon information furnished by each such person or, in the case of the beneficial owners, based upon public filings by the beneficial owners with the SEC. Unless otherwise stated, the indicated persons have sole voting and investment power over the shares listed. Percentages are based upon the number of shares of our common stock outstanding on February 28, 2013, plus, where applicable, the number of shares that the indicated person or group had a right to acquire within 60 days of such date.

Name	Aggregate Number of Shares Beneficially Owned (1)		Percent of Shares Outstanding
Sara Mathew (Chairman and CEO)	550,326		1.35%
Christopher J. Coughlin (Lead Director)	24,565	(2)	*
Austin A. Adams	14,708		*
John W. Alden	22,701		*
James N. Fernandez	25,799	(3)	*
Paul R. Garcia	2,708		*
Sandra E. Peterson	20,663		*
Michael J. Winkler	20,490		*
Richard H. Veldran	55,858		*
Emanuele A. Conti	34,717		*
Joshua L. Peirez	26,046		*
Bruce R. Sink	—		*
Byron C. Vielehr	149,033		*
All current directors and executive officers as a group (15 persons)	967,303		2.35%
The Vanguard Group, Inc. (4)	3,109,169		7.71%
100 Vanguard Boulevard
Malvern, Pennsylvania 19355
Massachusetts Financial Services Company (5)	2,843,068		7.05%
111 Huntington Avenue
Boston, Massachusetts 02199
Artisan Partners Holdings LP (6)	2,734,016		6.78%
875 East Wisconsin Avenue, Suite 800
Milwaukee, Wisconsin 53202
BlackRock, Inc. (7)	2,516,731		6.24%
40 East 52nd Street
New York, New York 10022
Longview Partners (Guernsey) Limited (8)	2,411,124		5.98%
P.O. Box 559, Sarnia House
Le Truchot, St. Peter Port
Guernsey GY1 6JC

*
Represents less than 1% of our outstanding common stock.

(1)
Includes the maximum number of shares of common stock that may be acquired within 60 days of February 28, 2013, upon the exercise of vested stock options as follows: Ms. Mathew, 424,750; Mr. Coughlin, 11,325; Mr. Adams, 4,015; Mr. Alden, 7,006; Mr. Fernandez, 11,325; Mr. Garcia, 0; Ms. Peterson, 4,676; Mr. Winkler, 8,546; Mr. Veldran, 52,375; Mr. Conti,

  27,375; Mr. Peirez, 22,025; Mr. Sink, 0; Mr. Vielehr, 137,725; and all current directors and executive officers as a group, 728,218.

  Also includes the maximum number of shares of common stock that may be acquired within 60 days of February 28, 2013, upon the vesting of RSUs as follows: Ms. Mathew, 37,400; Mr. Coughlin, 11,996; Mr. Adams, 9,193; Mr. Alden, 4,494; Mr. Fernandez, 12,474; Mr. Garcia, 2,708; Ms. Peterson, 8,693; Mr. Winkler, 11,944; Mr. Veldran, 1,776; Mr. Conti, 1,713; Mr. Peirez, 2,092; Mr. Sink, 0; Mr. Vielehr, 3,809; and all current directors and executive officers as a group, 109,347.

  Does not include the following D&B stock units which are held by those directors named who defer compensation: Mr. Coughlin, 6,650; Mr. Adams, 771; Mr. Fernandez, 7,009; Ms. Peterson, 3,888; and Mr. Winkler, 3,798. D&B stock units do not confer voting rights and are not considered beneficially owned shares under SEC rules. In addition, they are settled in cash, not shares, when a director leaves the Board.

(2)
Includes 800 shares owned by Mr. Coughlin's spouse, to which Mr. Coughlin disclaims beneficial ownership.

(3)
Includes 2,000 shares as to which Mr. Fernandez has shared voting and shared dispositive power.

(4)
The Vanguard Group, Inc. ("Vanguard") filed a Schedule 13G/A with the SEC on February 11, 2013. This Schedule 13G/A shows that Vanguard, an investment advisor, had sole voting power over 80,078 shares, sole dispositive power over 3,034,291 shares and shared dispositive power over 74,878 shares. This Schedule 13G/A also shows that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 62,678 shares as a result of its role as investment manager of collective trust accounts, and that Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 29,600 shares, as a result of its role as investment manager of Australian investment offerings.

(5)
Massachusetts Financial Services Company filed a Schedule 13G/A with the SEC on February 13, 2013. This Schedule 13G/A shows that Massachusetts Financial Services Company, an investment adviser, had sole voting power over 2,450,638 shares and sole dispositive power over 2,843,068 shares.

(6)
Artisan Partners Holdings LP ("Artisan Holdings") filed a Schedule 13G/A with the SEC on February 6, 2013. This Schedule 13G/A contains the following information: that Artisan Holdings, Artisan Investment Corporation, the general partner of Artisan Holdings ("Artisan Corp."), Artisan Partners Limited Partnership ("Artisan Partners"), Artisan Investments GP LLC, the general partner of Artisan Partners ("Artisan Investments"), ZFIC, Inc., the sole stockholder of Artisan Corp. ("ZFIC"), Andrew A. Ziegler and Carlene M. Ziegler had shared voting power over 2,628,021 shares and shared dispositive power over 2,734,016 shares. Artisan Holdings is the sole limited partner of Artisan Partners; Artisan Investments is the general partner of Artisan Partners; Artisan Corp. is the general partner of Artisan Holdings; ZFIC is the sole stockholder of Artisan Corp.; Mr. Ziegler and Ms. Ziegler are the principal stockholders of ZFIC. Artisan Partners is an investment adviser registered under section 203 of the Investment Advisers Act of 1940. The shares reported in the Schedule 13G/A have been acquired on behalf of discretionary clients of Artisan Partners. Persons other than Artisan Partners are entitled to receive all dividends from, and proceeds from the sale of, those shares. None of those persons, to the knowledge of Artisan Partners, Artisan Holdings, Artisan Investments, Artisan Corp., ZFIC, Mr. Ziegler or Ms. Ziegler, has an economic interest in more than 5% of the class.

(7)
BlackRock, Inc. filed a Schedule 13G with the SEC on January 30, 2013. This Schedule 13G shows that BlackRock, Inc., a parent holding company or control person, beneficially owns 2,516,731 shares over which it had sole voting and sole dispositive power, through its subsidiaries BlackRock Advisors, LLC, BlackRock Financial Management, Inc., BlackRock Investment Management, LLC, BlackRock Investment Management (Australia) Limited, BlackRock (Luxembourg) S.A., BlackRock (Netherlands) B.V., BlackRock Fund Managers Limited, BlackRock Life Limited, BlackRock Asset Management Australia Limited, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, BlackRock International Limited, BlackRock Institutional Trust Company, N.A., BlackRock Japan Co. Ltd. and BlackRock Investment Management (UK) Limited.

(8)
Longview Partners (Guernsey) Limited filed a Schedule 13G with the SEC on February 13, 2013. This Schedule 13G shows that Longview Partners (Guernsey) Limited, an investment adviser and a parent holding company or control person, Longview Partners Limited Liability Partnership and Longview Partners (UK) Limited, a wholly-owned subsidiary of Longview Partners (Guernsey) Limited and the managing member of Longview Partners Limited Liability Partnership (collectively "Longview Partners") beneficially own 2,411,124 shares over which they have shared voting power over 1,609,118 shares and shared dispositive power over 2,411,124 shares. The shares reported in the Schedule 13G have been acquired on behalf of discretionary clients of Longview Partners. Persons other than Longview Partners are entitled to receive all dividends from, and proceeds from the sale of, those shares. None of those persons, to the knowledge of Longview Partners, has an economic interest in more than 5% of the class.

EXECUTIVE OFFICERS

        The following table lists all of our executive officers as of March 26, 2013. Our executive officers are elected by our Board of Directors and each will hold office until his or her successor is elected, or until his or her earlier resignation or removal.

Name	Title	Age
Sara Mathew (1)	Chairman of the Board and Chief Executive Officer	57
Emanuele A. Conti	President, North America	45
Christie A. Hill	Senior Vice President, General Counsel and Corporate Secretary	51
Joshua L. Peirez	President, Global Product, Marketing and Innovation	42
Julian N. N. Prower	Senior Vice President and Chief Human Resources Officer	46
Bruce R. Sink	Senior Vice President and Chief Information Officer	57
Richard H. Veldran	Senior Vice President and Chief Financial Officer	46
Byron C. Vielehr	President, International and Global Operations	49

(1)
Ms. Mathew's biographical information is provided under the "Proposal No. 1 — Election of Directors" section of this proxy statement.

        Mr. Conti has served as President, North America since January 2013. He previously served as President, International from June 2011 to December 2012, and as Chief Administrative Officer from September 2010 to May 2012, with leadership responsibility for corporate strategy, mergers and acquisitions and human resources. Prior to that, he served as President of Europe, Latin America and Partnerships from November 2008 to September 2010, Vice President of D&B's Small Business Solutions from November 2005 to October 2008 and Leader, Corporate Strategy from June 2003 to October 2005, with additional leadership responsibility for Financial Planning & Analysis. Prior to joining D&B, Mr. Conti spent two years at Qwest Communications as Senior Director for the Corporate Strategy Group from June 2001 to May 2003 and, prior to that, Mr. Conti held various leadership positions at Viant, Ernst & Young and General Motors.

        Ms. Hill has served as Senior Vice President, General Counsel and Corporate Secretary since September 2011. Before joining D&B, Ms. Hill served as General Counsel, Secretary and Chief Compliance Officer at Primus Telecommunications Group, Inc. from March 2011 until August 2011. Prior to that she was the General Counsel and Secretary of Arbinet Corporation from February 2010 until its merger with Primus on February 28, 2011, and she also served as Arbinet's Chief Human Resources Officer from September 2010 through February 2011. Prior to that, she served in the U.S. Department of the Treasury as the Oversight Liaison and Reporting Executive for the Troubled Asset Relief Program (TARP) from October 2009 to January 2010. From 1998 until 2008, she worked at Nextel Communications and then at Sprint Nextel Corporation, where she held various leadership positions in the company's legal and governance organizations, including her most recent position as Vice President, Corporate Governance & Ethics and Corporate Secretary from August 2005 to June 2008. Prior to Nextel, she served as counsel at Honda of America Mfg., where her responsibilities included a variety of corporate and transactional matters. Ms. Hill began her career at Jones Day in the firm's mergers and acquisitions group.

        Mr. Peirez has served as President, Global Product, Marketing and Innovation since June 2011. He previously served as President, Innovation and Chief Marketing Officer from September 2010 to May 2011. Before joining D&B, Mr. Peirez spent 10 years with MasterCard, most recently as Chief Innovation Officer for MasterCard Worldwide from January 2009 to August 2010. Prior to that, Mr. Peirez served as Chief Payment System Integrity Officer for MasterCard from April 2007 to January 2009 and as Group Executive, Global Public Policy and Associate General Counsel from May

2002 to April 2007. He also served as counsel and secretary to MasterCard's U.S. Region Advisory Board of Directors from May 2002 to December 2006.

        Mr. Prower has served as Senior Vice President and Chief Human Resources Officer since February 2013. He previously served as Vice President, Global Human Resources from May 2012 until February 2013, as Managing Director of D&B Business Information Solutions Limited (Ireland), a subsidiary of D&B, from May 2010 to May 2012 and as Vice President, International Technology of Dun & Bradstreet (Europe) Limited, a subsidiary of D&B, from January 2005 to August 2010. Prior to that, Mr. Prower served as Director, Asia Pacific, Latin America, Canada & Israel Technology from January 2003 to February 2004, with additional responsibility for D&B's European technology from August 2004 to January 2005. Prior to that, Mr. Prower served in numerous roles of increasing responsibility from the time he began his career with D&B in May 1985.

        Mr. Sink has served as Senior Vice President and Chief Information Officer since October 2012. Prior to joining D&B, Mr. Sink served as a consultant to D&B through his consulting company, Caribou Technology Consulting, LLC, which he founded in 2002. Prior to that, Mr. Sink served as Executive Vice President and Chief Technology Officer for eOnline Inc. from June 2000 to March 2002, as Chief Technology Officer at First Union Corporation from March 1998 to June 2000, as Vice President, Interactive and Distributed Operations at American Express from November 1996 to March 1998 and as Vice President, Systems and Technology, Strategic Planning and Architecture for Chase Manhattan Bank from March 1986 to November 1996.

        Mr. Veldran has served as Senior Vice President and Chief Financial Officer since June 2011. He previously served as Senior Vice President, Global Reengineering from July 2008 through May 2011, with additional responsibility for D&B North America Finance beginning in February 2009 and for Strategy and Corporate Development beginning in March 2010, being appointed as Chief Strategy Officer in early May 2011, a title he held until he was appointed Chief Financial Officer. Prior to that, Mr. Veldran served as Treasurer and Leader of Investor Relations, External Communications and Board Processes from February 2006 to July 2008, with additional responsibility for Global Financial Planning & Analysis, and as Chief Financial Officer of D&B North America, from September 2003 to January 2006. Prior to joining D&B, Mr. Veldran was Divisional Vice President of Finance for Automatic Data Processing, Inc. from December 1996 to September 2003 and, prior to that, served in various finance roles for Procter & Gamble from July 1989 to December 1996.

        Mr. Vielehr has served as President, International and Global Operations, since January 2013. He previously served as President, North America, from June 2011 to December 2012, President, Global Risk and Analytics from November 2009 to May 2011, and as President, Integration Solutions from December 2008 to October 2009. From July 2005 to November 2008 he served as our Chief Information Officer. In addition, Mr. Vielehr had the responsibilities of Chief Quality Officer from December 2007 to February 2009. Before joining D&B, he served as President and Chief Operating Officer of Northstar Systems International, Inc. from October 2004 to May 2005. Prior to that, Mr. Vielehr held several leadership positions with Merrill Lynch from February 2000 to March 2004.

 COMPENSATION DISCUSSION & ANALYSIS

Executive Summary

        The C&BC continuously reviews the executive compensation program of the Company to ensure that it is meeting its objectives, including: pay for performance, alignment with shareholder interests, offering a competitive level of pay to attract and retain executive talent, reinforcing the right behaviors consistent with our strategy and providing transparency to our shareholders.

Response to 2012 "Say on Pay" Vote and Shareholder Outreach

        At our 2012 Annual Meeting, our advisory vote on executive pay passed by a vote of 64%. This result was a significant change from the 87% favorable vote received in 2011. The vote outcome was disappointing, especially since our executive pay program remained substantially the same in 2012 and incorporated a number of policies contributing to pay for performance and good governance practices.

        In connection with the 2012 shareholder vote, we broadened our shareholder outreach effort by inviting more than 30 of our institutional investors, representing nearly two-thirds of our outstanding shares, to one-on-one discussions about our executive compensation program and policies. From the shareholders who accepted our invitation, we learned that there was general approval of our executive compensation program. However, several shareholders offered comments and suggestions about specific aspects of our executive pay programs and practices that might be improved. Feedback from these discussions was shared with the C&BC and formed the basis of changes in our executive pay program to strengthen pay for performance and shareholder alignment. As a result, we made the following changes to our executive compensation program effective January 1, 2013 (unless otherwise noted):

Component	2012 Executive Pay Program	What We Heard from Shareholders	Revised 2013 Executive Pay Program
Long-Term Incentives	Our annual equity grant included:		Effective January 1, 2013, 100% of the equity awarded will be performance-based:
	• Stock options (50% of value). Vested pro rata over 4 years.	• There was a strong preference for performance-based equity.	• Replaced stock options with leveraged RSUs (50% of value). Final award will vary from 0% to 200% of target based on stock price movement over 1, 2 and 3 years.

Component	2012 Executive Pay Program	What We Heard from Shareholders	Revised 2013 Executive Pay Program
• Performance-based RSU award (50% of value) based on 1-year performance using the same measures as our annual cash incentive. Vested over 3 years in annual installments of 20%, 30% and 50%.

•

The 1-year time horizon and using the same metrics as our annual cash incentive were consistently raised as concerns.

•

TSR is an important measure and should be part of the pay plan providing both upside opportunity and downside risk.

• Replaced 1-year performance-based RSU award with a 3-year performance unit award (50% of value). Based 50% on relative TSR and 50% on revenue growth.
Peer Group

The compensation comparison group (or peer group) disclosed in our 2012 Proxy Statement included 23 companies with revenue ranging from under $1 billion to over $6 billion and market cap ranging from under $1 billion to over $13 billion.

Some shareholders and proxy advisory firms viewed some of our compensation peers as "aspirational" from a revenue perspective.	Effective August 7, 2012:

•

We removed three companies with over $5 billion in revenue (about three times D&B's revenue).

•

We added four smaller companies with revenues between $1 billion and $3 billion.

•

D&B is now near the median based on revenue and at the median based on market capitalization.

Clawback Policy	While D&B has a detrimental conduct policy in place which provides for clawback of certain awards and gains, there was no formal compensation recoupment policy.	Some shareholders view a clawback policy as an important component of overall good governance practices.
In anticipation of Dodd-Frank regulations, the C&BC adopted a formal compensation recoupment policy, effective January 1, 2013, which gives the C&BC authority to recover or reduce excess cash and equity incentive awards based on certain financial results that are subsequently restated.

Component	2012 Executive Pay Program	What We Heard from Shareholders	Revised 2013 Executive Pay Program
Equity Vesting Following Change in Control	Current equity awards allow for "single trigger" equity vesting upon a change in control.	No comments received.	In light of governance trends, equity awards made after January 1, 2013 will have a "double trigger," requiring both a change in control and a qualified termination in order to vest.
Change in Control Cash Severance Levels	Current benefits include three times salary and target bonus in the event of qualified termination following a change in control.	No comments received.
In light of governance trends regarding severance payments, new executive officers will be entitled to two times salary and target bonus in the event of qualified termination following a change in control.

        In addition to the changes we are making to the Company's executive compensation program going forward, the existing program continues to include several features that contribute to pay for performance and good governance practices:

Summary of Policies Contributing to Pay for Performance

  •
  Our pay mix is heavily weighted toward variable compensation: 76% of our named executive officers' total compensation is variable or performance-based with 23% in the form of cash incentives and 53% in the form of equity or long-term incentives; only 24% is base salary.

  •
  Our equity value must be earned based on performance: In 2012, a performance-based RSU opportunity comprised 50% of the equity grant to five of our six named executive officers (for a description of our named executive officers, refer to the "Purpose" section of this Compensation Discussion & Analysis below). The actual number of RSUs earned was based on financial, strategy, customer and engagement goals. Further, to earn RSUs above target, a 3-year TSR goal must be met or exceeded. The other 50% of the 2012 equity grant to five of our six named executive officers included stock options which only have value if our stock price appreciates over time. For 2013, the pay for performance aspect of our equity program is further enhanced based on the long-term incentive changes described in the table above.

  •
  The total compensation of our named executive officers generally aligns well with our performance: Measured against our compensation comparison group, our total compensation generally aligns well with our operational performance.

  •
  We require our executives to maintain ownership in the Company: Our named executive officers, as well as other designated executives, must achieve targeted levels of ownership in our common stock to encourage a focus on long-term value creation.

  •
  We do not offer our executive officers any perquisites: Our named executive officers do not receive any perquisites and participate in the same broad-based benefits programs offered by the Company on the same basis as other full-time team members.

  •
  We do not provide employment agreements: None of our named executive officers has an employment agreement, and severance benefits (excluding change in control benefits) are provided through the same severance plan available to other employees of the Company.

Summary of Policies Contributing to Good Governance Practice

  •
  We eliminated the supplemental executive retirement benefit for new executives: Effective January 1, 2011, the C&BC eliminated this benefit for all future executive new hires. Five of our six named executive officers continue to have this benefit due to prior commitments.

  •
  We eliminated the excise tax payment and gross-up in the Company's change in control agreement for new participants: Effective July 1, 2010, the C&BC eliminated the excise tax payment and gross-up for any new change in control agreements. As a result, four of our named executive officers do not have this provision. The new change in control plan, effective January 1, 2013 (as noted in the "Change in Control Benefits" section of this Compensation Discussion & Analysis below, and in the "Change in Control" section of this proxy statement), also does not provide this benefit.

  •
  We have an insider trading policy that prohibits hedging: Directors, officers and other team members of the Company are expressly prohibited from purchasing or selling D&B securities on a short-term basis (less than three months), purchasing any listed or over-the-counter options on our common stock or engaging in equivalent derivative transactions, engaging in the short sale of D&B securities, or borrowing against D&B securities.

  •
  Our C&BC charter requires a periodic review of risks in our compensation program: The C&BC conducted such a review in 2012 and concluded that the Company's compensation plans, programs and arrangements do not create risks that are reasonably likely to have a material adverse impact on the Company.

  •
  The executive compensation consultant to the C&BC is independent: The current advisor to the C&BC was hired by and reports directly to the C&BC and does not provide any other consulting services to the Company.

  •
  We manage our equity-based compensation program effectively: Our annualized run rate on equity grants is less than the median run rate of our compensation comparison group, we have a shareholder approved stock incentive plan that expressly prohibits stock option re-pricing and cash buyouts and we have never re-priced or exchanged options for shares, new options or cash.

Linking Pay and Performance

        We continuously review and revise our executive pay program so that it delivers rewards that are aligned with important measures of company performance and shareholder returns. In our view, the best analysis of pay for performance is one that:

  •
  First, includes compensation that was actually paid or realizable over the performance period and not compensation that is based on accounting assumptions or theoretical financial valuations; and

  •
  Second, includes a multi-year performance period in which a company can demonstrate general alignment between levels of realizable pay and the performance levels achieved.

        The analyses below meet these important criteria. Each chart includes the level of realizable pay provided to our Chairman and CEO in each of the last three years: 2010, 2011 and 2012. For each year, realizable pay included our Chairman and CEO's salary and actual bonus, the spread value of stock options granted (i.e., the D&B stock price on December 31 of the year versus the exercise price of the stock options, which is the mean of high and low trading prices of D&B stock on the date of grant) and the restricted stock units granted for that year's performance valued as of December 31 of the performance year. In relation to our Chairman and CEO's annual realizable pay, we compared four measures of D&B's performance:

  •
  Core revenue growth before the effect of foreign exchange1;

  •
  Operating income growth before non-core gains and charges2;

  •
  Diluted earnings per share attributable to D&B common shareholders growth before non-core gains and charges2; and

  •
  TSR.

        Over the last three years, our performance has not met all of our plan objectives. Therefore, annual and long-term incentives have paid out below target levels. While 2010-2012 operating income before non-core gains and charges and earnings per share before non-core gains and charges performance have been strong relative to our targets, revenue results and performance versus non-financial goals (such as strategy and customer satisfaction) have not consistently met expectations. This below target level of overall performance has resulted in shareholder returns that are essentially flat over the recent 3-year time period illustrated in the charts below. Our objective is to provide increasing returns to our shareholders by meeting or exceeding performance goals that drive shareholder value creation. Since we did not meet our goals, Chairman and CEO compensation has

(1)
See Schedule I to this proxy statement for a quantitative reconciliation of total revenue to core revenue and the effect of foreign exchange on core revenue growth. See "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations: How We Manage Our Business" in our Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of why we use core revenue growth before the effects of foreign exchange and why management believes this measure provides useful information to investors.

(2)
See Schedules II and III to this proxy statement for a quantitative reconciliation of: (i) reported diluted EPS attributable to D&B common shareholders to diluted EPS attributable to D&B common shareholders before non-core gains and (charges); and (ii) reported operating income to operating income before non-core gains and (charges). See "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations: How We Manage Our Business" in our Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of why we use Diluted EPS before non-core gains and (charges) and operating income before non-core gains and (charges) and why management believes these measures provide useful information to investors.

declined. We believe the following charts illustrate how our program is linked not only to our goals, but also to shareholders' interest.

        In 2012, the variable pay opportunity of five of our six named executive officers was based on measures designed to increase shareholder value, ensure continued execution of our business strategy, and improve customer satisfaction and team member engagement. This past year we achieved:

  •
  Core revenue before the effect of foreign exchange growth of 1%;

  •
  Operating income before non-core gains and charges growth of 4%;

  •
  Diluted earnings per share attributable to D&B common shareholders before non-core gains and charges growth of 11%;

  •
  Customer results including improvements in: (1) customer retention, (2) new customer acquisition growth, and (3) customer satisfaction (although we did not meet the target results associated with the first two components of our customer goal, we exceeded our customer satisfaction objective);

  •
  Progress toward the implementation of our strategy including: (1) continuing to rebuild the data supply chain to improve our processing capabilities as part of our strategic technology investment program announced in February 2010, which we referred to as "MaxCV" for Maximizing Customer Value, which was aimed at strengthening our leading position in commercial data and improving our current technology platform to meet the emerging needs of our customers, (2) strengthening our business model through targeted acquisitions and divestitures and (3) establishing our 2013 business trajectory (although we achieved the first component of our strategy goal with respect to our 2012 stated deliverables, and partially achieved the second component, we did not meet our expectations on the third component); and

  •
  Team member engagement improvement of 10 points as measured by our Engagement Survey conducted by Aon Hewitt, an external human resources consulting organization.

        Based on the assessment of results versus these goals and our named executive officer's individual performance, the C&BC awarded bonuses to five of our six named executive officers equaling 47% or less of target (a more detailed discussion of our attainment of 2012 goals and how that relates to performance awards is included in the "Annual Cash Incentive Plan" section of this proxy statement). In addition, performance-based RSUs were awarded to five of our six named executive officers at 47% or less of target, reflecting the most recent performance of our Company and the named officer's individual performance. The actual realized value from the RSU awards, as well as from the stock option awards, will be linked to future stock price performance, and therefore, to our shareholders' interests.

        In summary, the following chart illustrates how the C&BC viewed its compensation decisions for our Chairman and CEO in 2012. The decisions reflect the fact that D&B did not meet all of its performance expectations for 2012. Therefore, pay was lower than target and lower than last year's compensation awards. These numbers are lower than those disclosed in our Summary Compensation Table, where the performance-based RSU opportunity is reported at target, not the actual award based on performance.

2012 Chairman and CEO Pay Compared to 2011 Pay and 2012 Target

Component	2012 Target Compensation	2012 Pay Decisions	2011 Pay Decisions
Salary	$825,000	$825,000	$800,000
Non-equity Incentive Plan Compensation (i.e., Annual Cash Incentive)	$1,072,500	$504,075	$842,400
Option Award (Grant Date Value)	$1,383,901	$1,383,901	$1,262,946
Stock Award (i.e., Performance-based RSUs, Grant Date Value)	$1,725,000	$810,750	$1,397,250
Total Compensation (Excludes Change in Pension Value and Non-qualified Deferred Compensation Earnings plus All Other Compensation)	$5,006,401	$3,523,726	$4,302,596

 Purpose

        The purpose of this Compensation Discussion & Analysis, or CD&A, is to provide material information about our executive compensation program, policies, and objectives and to share with investors how we arrived at the levels and form of compensation for our named executive officers. We will describe not only what we pay, but why and how we link executive compensation to our business results. In this section we cover:

  •
  The objectives of our executive compensation program;

  •
  The components of our executive compensation program and why we provide these components;

  •
  What our executive compensation program is designed to reward, especially our variable pay program;

  •
  How we determine the level to pay for each component; and

  •
  How each component of our executive compensation program fits within our overall objectives and impacts decisions we make about other components.

        The CD&A and the tables included herein cover the compensation paid to our named executive officers, which includes the following five executives serving in the roles noted for the entire fiscal year (except as noted), plus one additional executive as described below:

  •
  Sara Mathew, who served as Chairman of the Board and Chief Executive Officer (our principal executive officer);

  •
  Richard H. Veldran, who served as Senior Vice President and Chief Financial Officer (our principal financial officer);

        Our three highest compensated executive officers, other than our principal executive officer and our principal financial officer, include:

  •
  Joshua L. Peirez, who served as President, Global Product, Marketing and Innovation;

  •
  Byron C. Vielehr, who served as President, North America and who became our President, International and Global Operations effective on January 1, 2013; and

  •
  Bruce R. Sink, who was appointed Senior Vice President, Technology and Chief Information Officer on October 22, 2012. Prior to joining D&B, Mr. Sink served as a consultant to D&B through his consulting firm, Caribou Technology Consulting, LLC, which he founded in 2002. Mr. Sink's inclusion as a named executive officer is based on the aggregate compensation he received as both a consultant to, and employee of, D&B in 2012. Based solely on compensation as an employee, Mr. Sink would not have been included as a named executive officer in this year's proxy statement and we currently do not anticipate that he will be a named executive officer in next year's proxy statement. (Note: when we refer to "five of our six named executive officers" throughout this proxy statement, we are excluding Mr. Sink from the specific disclosure that follows.)

        In addition, to provide year-over-year consistency, we are including our next highest compensated executive officer after the three executive officers noted above:

  •
  Emanuele A. Conti, who served as President, International for the entire fiscal year and also as Chief Administrative Officer from January 1, 2012 through May 22, 2012. Mr. Conti was a named executive officer in our 2012 proxy statement. He ranked relatively close to Mr. Sink in terms of 2012 total compensation and was promoted to President, North America on January 1, 2013 (our largest business unit).

Objectives of our Executive Compensation Program

        The objectives of our executive compensation program are as follows:

  •
  Ensure a strong relationship between pay and performance, including both rewards for results that meet or exceed performance targets and consequences for results that are below performance targets;

  •
  Align executive and shareholder interests through short-and long-term incentives that link the executive to shareholder value creation;

  •
  Provide a total compensation opportunity that is competitive with the market for senior executives, thereby enabling us to attract, retain and motivate the executive talent necessary to execute our strategy and achieve our growth targets;

  •
  Reinforce behaviors that are consistent with our strategy as measured by our three constituencies: our shareholders, our customers, and our team members; and

  •
  Allow for consistency in application from year-to-year and transparency to shareholders.

Pay Positioning and Pay Mix

        Although each of our named executive officer's annual base salary may be positioned above or below the market target, in the aggregate, annual base salaries for our named executive officers as a group are targeted at the median of the compensation comparison group (described below). Variable pay including target annual cash incentive and long-term incentives may be positioned higher competitively relative to the market median providing our named executive officers with a total compensation opportunity that is between the median and 65th percentile of our compensation comparison group. This level of total compensation, however, is realized only when our performance goals are achieved or exceeded. As noted earlier, due to performance relative to goals which was below expectations and lower stock price performance, realizable 3-year pay for our Chairman and CEO for 2010-2012 was below targeted total compensation levels.

        In addition to external pay positioning, we also reviewed pay mix when determining the amount of annual base salary, annual cash incentives and long-term incentives to provide each of our named executive officers. Our pay for performance principle requires that a significant portion of the total compensation mix be variable. In addition, we reinforce the importance of long-term results by placing an emphasis on equity in the total compensation mix. Individual variable and equity compensation varies based on our named executive officer's role, level of responsibility within the organization and market data for comparable jobs in the compensation comparison group. For our current named executive officers as a group, the total compensation mix is 24% fixed and 76% variable, and 47% cash and 53% equity. The following table illustrates the significant emphasis placed on variable and equity compensation:

	Fixed/Variable Pay Mix		Cash/Equity Pay Mix
	Fixed	Variable	Cash	Equity
Sara Mathew	15%	85%	35%	65%
Richard H. Veldran	34%	66%	60%	40%
Joshua L. Peirez	28%	72%	51%	49%
Byron C. Vielehr	27%	73%	51%	49%
Bruce R. Sink	36%	64%	64%	36%
Emanuele A. Conti	35%	65%	62%	38%

 Elements of our Executive Compensation Program

        To meet the objectives of our executive compensation program, the 2012 compensation of our named executive officers consisted of the following components:

  •
  Total cash compensation, which includes a base salary and a target annual cash incentive opportunity;

  •
  Long-term equity incentives including a grant of stock options and a performance-based RSU opportunity;

  •
  Required stock ownership guidelines;

  •
  Voluntary deferral of compensation under our non-qualified deferred compensation plan;

  •
  Supplemental retirement benefits;

  •
  Eligibility to receive severance benefits (which are also available to all employees); and

  •
  Eligibility to receive benefits payable upon a change in control of D&B.

        We do not offer any perquisites to our executive officers beyond those that are available to all employees. We believe that perquisites are entitlement-driven rather than performance-based and, therefore, do not fit within the objectives of our executive compensation program. Instead, we seek to attract and retain executive talent that is motivated by a competitive total compensation package that rewards for performance and the delivery of increased shareholder value.

        In addition to the components listed above, our named executive officers are eligible to participate in certain benefit programs that are available to all of our U.S. employees including: our cash balance retirement account (which was frozen as of July 1, 2007 for all participants and closed to new entrants), our qualified defined contribution plan, our medical and dental benefits, our life, voluntary group accident, long-term disability, legal, and business travel accident insurance benefits, and our health care and dependent care spending accounts.

        As part of its oversight, the C&BC reviews the full value of payments that may be made in the event of our named executive officer's termination (discussed below as potential post-employment compensation).

        Base Salary. Salary provides a base level of compensation commensurate with our named executive officer's role in the organization, experience, skill, and job performance. With 76% of total compensation "at risk" or variable, base salary provides our named executive officer with a consistent level of compensation related to the daily performance of his or her leadership role and responsibilities.

        The base salary provided to our named executive officers is reviewed by the C&BC annually. Any adjustment to salary is based on a number of factors and considerations including:

  •
  The market data for comparable executive positions in the compensation comparison group (described below);

  •
  The scope of responsibility and accountability within the organization;

  •
  Demonstrated leadership competencies and skills; and

  •
  Individual performance.

        Target Annual Cash Incentive Opportunity. In addition to base salary, our named executive officers have the opportunity to earn an annual cash incentive that is tied to Company and individual performance as discussed below. We offer this cash opportunity to reinforce the outcomes and behaviors necessary to meet or exceed our annual commitment to our shareholders and customers.

        Company performance is an important component of our annual cash incentive. We believe that consistent, year-over-year growth in revenue and earnings are key drivers of increased shareholder value over the long term. Therefore, our annual cash incentive rewards company performance as measured by the following:

  •
  Financial results—growth in revenue, operating income, and earnings per share are the most important measures in our executive compensation program and carry the greatest weight because we believe that profitable revenue growth over time will create value for our shareholders.

  •
  Customer goal—we measure improvements in customer satisfaction through a broadened customer goal that includes three critical metrics: customer retention, new customer acquisition and customer satisfaction. We link the results we achieve on these metrics to our executive compensation program because improving our customers' experience and the value D&B provides is fundamental to the current and future success of our business.

  •
  Strategic goal—our strategy goal focuses on the transformation of our business model and has three key components:

  •
  Continuing to rebuild our data supply chain to improve our processing capabilities on time and within plan;

  •
  Acquiring businesses that are value creating and divesting ones that do not connect to our strategy; and

  •
  Establishing a growth trajectory to achieve 2013 revenue goals.

  •
  Team member engagement—our team member engagement goal underscores the importance of making D&B "most trusted" by our customers and returning D&B to delivering sustainable results. Each year, we ask to hear every team member's voice to identify ways we can make D&B an even better place to work. Having team members fully engaged in our journey and in their work is fundamental to our success and is what will enable us to achieve our goals. Based on research by Aon Hewitt, an external human resources consulting firm, companies with highly engaged employees are also companies with higher long-term total shareholder returns.

        In addition to company performance, individual goals and leadership performance carry an important weight in our annual cash incentive. The success of our Company is directly tied to strong leadership that drives results and creates shareholder value. We expect all employees, especially our named executive officers, to demonstrate behavior that is consistent with our principles-based leadership model.

        At the end of the year, our Chairman and CEO evaluates the performance of each of her direct reports, including our named executive officers. Each named executive officer is assessed on:

  •
  Achievement of specific team and individual goals in support of our strategy and business objectives; and

  •
  Demonstration of leadership competencies that, among other important skills, intensify our focus on the customer and enable us to work collaboratively toward the achievement of a common set of company goals.

        The results of this assessment can adjust positively or negatively each of our named executive officer's earned annual cash incentive award for company performance. Through this assessment process, judgment is applied relative to the individual's demonstrated success against his or her goals.

        The C&BC also performs a similar assessment of our Chairman and CEO after the conclusion of the fiscal year.

        Long-term Equity Incentives. While cash is tied to the achievement of short-term results, equity is directly linked to the creation of increased shareholder value over the long term. Approximately 53% of the target total compensation opportunity provided to five of our six named executive officers in 2012 was equity-based. This emphasis reflects our view that there should be a close alignment between executive officer rewards and shareholder value creation.

        Under our 2012 long-term incentive program, 50% of the total value of five of our six named executive officer's equity compensation is a performance-based RSU opportunity with the remaining 50% in stock options. Any RSUs granted at the end of the performance period must be earned based on the same goals described above for our target annual cash incentive opportunity. In addition, in order for RSU awards to exceed target, D&B's 3-year TSR must be at or above the 60th percentile of our external group, comprised of our compensation comparison group and the S&P 500 companies.

        Stock Ownership Guidelines. Under the Company's stock ownership guidelines, our named executive officers and other members of senior management are expected to achieve over time a minimum specified level of ownership in our common stock. These guidelines were implemented to reinforce the objectives of our executive compensation program as follows:

  •
  Align senior executives' individual financial interests with those of shareholders; and

  •
  Encourage senior executives to focus on long-term value creation.

        The levels of stock ownership are a multiple of the executive officer's salary. For our Chairman and CEO, the minimum level of stock ownership is six times salary. For our other named executive officers, the minimum level of stock ownership is four times salary. These multiples, which are above the general market median, demonstrate our senior executives' commitment to D&B and their personal financial stake in the Company.

        Shares counted toward satisfaction of the ownership guidelines include all stock owned outright, restricted stock, RSUs, units in the D&B Common Stock Fund of our 401(k) Plan, and one-half of the shares underlying vested stock options. There is no timeframe for achieving the ownership guidelines. However, all executives covered by our stock ownership guidelines are expected to retain 100% of the net shares resulting from equity compensation awards and shares otherwise acquired by them outright until the stock ownership guidelines are achieved. Once the stock ownership guidelines are met, covered executives must retain a sufficient number of shares to comply with the guidelines until termination of their service with the Company. Only shares in excess of the guidelines may be traded within designated open window periods in accordance with the Company's Inside Information and Securities Trading Policy.

        Each year, the C&BC reviews each of our named executive officer's status and progress towards achieving the stock ownership guidelines. The stock ownership of each of our named executive officers as of December 31, 2012 is noted below.

Stock Ownership as a Multiple of Salary as of December 31, 2012

Name	Guideline as Multiple of Salary	Actual Ownership as Multiple of Salary
Sara Mathew	6	29
Richard H. Veldran	4	7
Joshua L. Peirez	4	4
Byron C. Vielehr	4	16
Bruce R. Sink*	4	1
Emanuele A. Conti	4	5

*
Mr. Sink's level of ownership reflects the fact that he was appointed an executive officer on October 22, 2012.

        Non-qualified Deferred Compensation. Our Key Employees' Non-qualified Deferred Compensation Plan is designed to provide our named executive officers and eligible key employees with an opportunity to defer receipt of current income into the future and/or to accumulate capital on a tax-deferred basis for a planned future event. This voluntary plan can also provide our named executive officer with an effective tax planning vehicle and allow the officer to defer additional income for retirement. We offer this plan to provide a competitive and comprehensive total compensation package that is designed to attract and retain key executives. Under this plan, participants may defer the payment of both salary and annual cash incentives. A further description of the plan is set forth below under the Non-qualified Deferred Compensation Table. In 2012, Ms. Mathew and Mr. Conti were the only named executive officers who elected to participate in the plan.

        Non-qualified Retirement Benefits. Five of our six named executive officers participate in our non-qualified executive retirement plan, or ERP. The plan was originally designed to provide retirement income and disability benefits necessary to attract and retain the executives of the Company, including, in particular, those executives who join the Company in the middle of their career. Effective January 1, 2011, the ERP was closed to new participants.

        Additional details on the non-qualified retirement plans can be found in the applicable section following the Pension Benefits Table.

        Change in Control Benefits. Five of our six named executive officers are covered by existing change in control agreements entered into prior to the Board's approval of a new change in control plan effective January 1, 2013. The new change in control plan is being applied prospectively to designated new executive officers in the Company.

        In the event of a change in control, for equity granted prior to January 1, 2013 unvested options become immediately vested and exercisable, and restrictions on restricted stock and RSUs immediately lapse. Cash benefits (such as severance) and equity granted on or after January 1, 2013 do not become payable unless the executive's employment is terminated, as defined in the applicable change in control agreement or plan, within the twenty-four month period following a change in control event (including certain pre-change in control terminations that are directly related to a change in control).

        Some of our existing change in control agreements (applicable to two of our six named executive officers) also provide a gross-up for any payments that are subject to excise taxes under Section 280G of the Internal Revenue Code. However, in 2010 this provision was removed for prospective executive officers of the Company and is not part of our new change in control plan.

        We believe that change in control benefits are an important component of our named executive officers' total compensation packages and help protect shareholder interests in the event of a change in control. These benefits enable our officers to make decisions in the interest of our shareholders without concern over the impact on them personally. In addition, our change in control benefits provide an incentive for our named executive officers to continue their employment with D&B during the change in control event, because cash benefits are only paid if our named executive officer is terminated without cause or resigns for good reason following the change in control. Our named executive officer will not receive any benefits provided for in the change in control agreements if he or she voluntarily leaves D&B without good reason or terminates prior to a change in control.

        A detailed description of our change in control benefits as applicable to each of our named executive officers is set forth under the "Change in Control" section of this proxy statement.

        Severance Benefits. We also provide our named executive officers with severance benefits if their employment is terminated as a result of a reduction in force, job elimination, unsatisfactory job performance (not constituting cause) or a mutually agreed-upon resignation, in each case not related to a change in control of D&B. Severance benefits are provided through our Career Transition Plan, in which all of our named executive officers participate. These same severance benefits are available to all employees of the Company. We believe that severance benefits are an important component of our named executive officers' total compensation package. They enable our program to remain competitive with the market for executive talent.

        A detailed description of our severance plan is set forth under the "Overview of Change in Control, Severance and Other Arrangements" section of this proxy statement.

External Benchmarking

        Market data provide a reference and framework for decisions about the base salary, target annual cash incentives, and the appropriate level of long-term incentives to be provided to each of our named executive officers. However, due to year-over-year variability and the inexact science of matching and pricing executive jobs, we believe market data should be interpreted within the context of other important factors and should not be used as the sole criterion in determining a specific pay level. Therefore, in setting the target pay for our named executive officers, the C&BC reviews market data along with other factors, including: the scope of responsibility and accountability within the organization, prior experience, leadership competencies and individual performance.

        Market data also help ensure our other executive compensation program components are competitive with market practice and trends. Therefore, we periodically review our stock ownership guidelines, deferred compensation plan, and supplemental retirement plan, severance and change in control benefits against both our compensation comparison group as well as general industry.

        Compensation Comparison Group. Our compensation comparison group includes 24 companies in financial services, business information and technology services. In consultation with Meridian Compensation Partners, our independent compensation consultant, the C&BC used these companies for the compensation comparison group because they:

  •
  are within our general "industry";

  •
  are broadly within our size range, using revenue and market capitalization as measures;

  •
  have executive positions comparable to ours, requiring a similar set of leadership skills and experience; and

  •
  are representative of those with whom we compete for business and/or executive talent.

        In addition to the above, companies were included in the compensation comparison group only if executive pay data were available either through Aon Hewitt Associate's Total Compensation Management™ proprietary compensation database or through publicly available proxy information.

        As noted in our Executive Summary, the C&BC revised our 2012 compensation comparison group in response to feedback we received during our shareholder outreach and from proxy advisory organizations. A key concern raised by that feedback was that certain companies in our compensation comparison group were "aspirational" from a revenue perspective and may be too large for continued inclusion. As a result, the C&BC removed from our 2012 compensation comparison group three companies with revenue size greater than three times that of D&B (i.e., approximately $5 billion) and added four relevant companies with revenue between approximately $1 billion and $3 billion.

        The three companies deleted from our compensation comparison group included the following (revenue is as reported in each company's respective Annual Report on Form 10-K for the fiscal year ending December 31, 2011):

  •
  McGraw-Hill Companies, Inc.—$6.25 billion

  •
  NCR Corporation—$5.44 billion

  •
  The Nielsen Company—$5.53 billion

        The four companies added to our compensation comparison group for 2012 included the following (except as noted, revenue is as reported in each company's respective Annual Report on Form 10-K for the fiscal year ending December 31, 2011):

  •
  Deluxe Corporation—$1.42 billion

  •
  ICF International, Inc.—$0.84 billion

  •
  Navigant Consulting, Inc.—$0.78 billion

  •
  TD Ameritrade Holding Corporation—$2.64 billion (for fiscal year ending September 30, 2012)

        For 2012, our compensation comparison group included the following companies:

2012 Compensation Comparison Group

Acxiom Corporation
Alliance Data Systems Corporation
Broadridge Financial Solutions, Inc.
CA, Inc.
Ceridian Corporation
Convergys Corporation
 Deluxe Corporation
DST Systems, Inc.
Equifax, Inc.
Fair Isaac Corporation
Fiserv, Inc.
Global Payments, Inc.	ICF International, Inc.
IHS, Inc.
IMS Health, Inc.
Moneygram International, Inc.
Moody's Corporation
 Navigant Consulting, Inc.
Northern Trust Corporation
Paychex, Inc.
 TD Ameritrade Holding Corporation
Total System Services, Inc.
Unisys Corporation
Verisk Analytics, Inc.

          Companies in bold are new to our peer group in 2012

        Our current and prior named executive officers were recruited from companies like those in our peer group. We continue to attract executive officer talent from comparable roles at companies whose size range and businesses are represented by our compensation comparison group. Based on data publically available as of October 2012, companies in our 2012 peer group range from 0.4 to 2.7 times D&B's annual total revenue size of approximately $1.7 billion and from 0.1 to 3.3 times D&B's market capitalization of approximately $3.6 billion. This places D&B near the median of the peer group in terms of revenue size and at the median in terms of market capitalization. Therefore, our Chairman and CEO is accountable for the leadership and growth of an enterprise that is generally comparable in revenue and market capitalization to that of the chief executive officers in the compensation comparison group. For that reason, as well as for the qualitative criteria cited above, the C&BC views the compensation comparison group as an appropriate group for benchmarking purposes.

        Each year our pay positioning and performance versus our compensation comparison group is reviewed by the C&BC. As noted in the "Corporate Governance" section of this proxy statement, the C&BC retained the services of Meridian to perform this review.

        In 2012 the C&BC analyzed:

  •
  Base salary;

  •
  Target and actual annual cash incentives;

  •
  Target and actual annual total cash (i.e., base salary plus target and actual annual cash incentive);

  •
  Long-term incentives (grant date and actual values); and

  •
  Target and actual total direct compensation (i.e., target and actual annual total cash plus grant date and actual values of long-term incentives).

        The analyses covered both unadjusted and regression size-adjusted data (adjusted for revenue size and market capitalization) to provide a comprehensive perspective of market pay. We focus on unadjusted data because we recruit new executive talent to grow our business from financial services, business information and technology services companies regardless of size. In addition, we strongly believe that there should be a link between a company's performance and its pay levels. Therefore, the analyses included the relationship between executive officer compensation and company performance over several years. As described earlier in the Executive Summary, this review focused on measures of growth, operational efficiency and shareholder value creation.

2012 Base Salaries

        As noted above, the base salaries provided to our named executive officers are reviewed by the C&BC annually and any adjustment to base salary is based on a number of factors and considerations. Based on the C&BC's review, three of our six named executive officers received a base salary increase in 2012 as noted below:

			Base Salary
		Base Salary Market Position			Increase %
Name	Rationale		From	To		Effective
Sara Mathew	The C&BC increased Ms. Mathew's base salary as part of an overall multi-year objective to bring her total compensation toward the market value of her role in line with her performance and leadership of the Company.	Below median pay positioning	$800,000	$825,000	3.1%	1/1/2012
Byron C. Vielehr	In consideration of assuming the role of President, North America mid-year 2011, the C&BC increased Mr. Vielehr's base salary as part of an overall change in his total compensation, reflecting his management of our largest business unit.	Median pay positioning	$425,000	$440,000	3.5%	1/1/2012
Emanuele A. Conti	In consideration of his appointment to President, International mid-year 2011, the C&BC increased Mr. Conti's base salary as part of an overall change in total compensation in line with the median market value of his consolidated role, including D&B international, human resources, corporate strategy and mergers and acquisitions.	Median pay positioning	$400,000	$416,000	4.0%	1/1/2012

        Messrs. Peirez and Veldran did not receive a base salary increase effective in 2012 and Mr. Sink was hired in October 2012. As disclosed in last year's CD&A, Mr. Veldran received a salary increase, retroactively effective as of June 1, 2011, in consideration of his promotion to Chief Financial Officer.

Annual Cash Incentive Plan

        Through the annual cash incentive plan, about half of 2012 target total cash compensation was "at risk" since payment was based on performance against predetermined annual measures. Five of our six named executive officers were designated by the C&BC as participants in our Covered Employee Incentive Plan, or CEIP, which is a shareholder approved plan.

        Maximum Incentive Opportunity. On February 22, 2012, the C&BC established a maximum annual cash incentive opportunity of eight-tenths of one percent of our 2012 earnings before taxes for our Chairman and CEO and five-tenths of one percent of our 2012 earnings before taxes for our other applicable named executive officers. Consistent with prior years, the C&BC selected earnings before taxes as the appropriate measure in setting the maximum incentive opportunity since it considers profitable revenue growth over time as a key driver in creating value for our shareholders. The percentages selected for our Chairman and CEO and for our other participating named executive officers were deemed, based on historical results, to generate reasonable levels of maximum incentive opportunity given the nature and scope of our executive positions. Actual annual cash incentive payouts to our Chairman and CEO and our other participating named executive officers were less than these maximums as described below. In 2012, our earnings before taxes were $378.3 million. Therefore, the maximum annual cash incentive opportunity for our Chairman and CEO was $3,026,400 and for our other participating named executive officers the maximum was $1,891,500 per participant. The amounts determined by this formula represent the maximum value of the cash incentive that could have been paid to our applicable named executive officers in 2012.

        We established the maximum incentive opportunity to comply with the performance-based exemption available under Section 162(m) of the Internal Revenue Code and to enhance the likelihood that any cash amount paid to our participating named executive officers under the CEIP will be fully deductible. We believe that the measure of earnings before taxes links directly to our objective of rewarding for financial goals that will drive shareholder value creation.

        Incentive Payout Targets. In determining whether to award the maximum annual cash incentive generated by the pre-tax earnings formula, the C&BC also considered performance against five measures weighted as follows:

  •
  40%—Company-wide core revenue growth;

  •
  20%—Growth in diluted earnings per share before non-core gains and charges and operating income before non-core gains and charges;

  •
  20%—Customer goal (as measured by customer retention, new customer acquisition and customer satisfaction);

  •
  10%—Strategy goal (including establishing a trajectory to achieve 2013 growth goals, executing our data supply chain, and strengthening our business model); and

  •
  10%—Team member engagement goal (as measured by improvement in our employee engagement survey conducted by Aon Hewitt, an independent external human resources consulting firm).

        The above aggregate 60% weight allocated to growth in revenue, earnings per share, and operating income results is linked to our objective to provide profitable revenue growth year-over-year. Our customer, strategy and team member engagement goals, assigned a total aggregate weight of 40%, are tied to our long-term objective of increasing the level of sustained revenue growth. The allocation of these goals and weights balances our commitment to achieve strong financial results in 2012 with our commitment to deliver on our long-term strategic objectives.

        The range of incentive payout for each performance goal was 0% to 200% resulting in a potential annual cash incentive payment between 0% and 200% of the target incentive for each of our participating named executive officers. The performance measures for 2012, as well as the principles for assessing results, were approved by the C&BC on February 22, 2012.

        Individual Performance Adjustments. Actual cash incentive payments made to each of our participating named executive officers were subject to a discretionary adjustment based on individual performance assessments and demonstrated leadership, and are approved by the C&BC. Such adjustments may positively or negatively impact the final award to our named executive officers for company performance. In no instance, however, will such adjustments exceed the maximum annual cash incentive opportunity generated by the pre-tax earnings formula described above. The C&BC may also approve adjustments to performance goals to include or exclude the impact of non-core gains and charges or extraordinary items.

        Attainment of 2012 Performance Measures. In 2012, results against the five measures that the C&BC used to evaluate the level of our participating named executive officers' 2012 annual incentive payout for company performance were as follows:

Company Goal	Weight	Incentive Target	Result	Assessment
Company Core Revenue Growth (1)	40%	3% to 5%	1%	Overall, core revenue growth was 1%, in line with our revised guidance of 0% to 3%. However, this result was below the lower end of our incentive target range, which was the same as our original guidance.
				Based on these considerations, the C&BC assessed this result as below target, or 0%.
Diluted EPS Growth (Before Non-core Gains and Charges) / Total Operating Income (Before Non-core Gains and Charges) (2)	20%	EPS 8% to 11% Op Inc 4% to 7%	EPS 11% Op Inc 4%
				EPS growth for the year was at the upper end of the incentive target range. Operating income was within our incentive target range reflecting our focus on tight expense controls. We returned approximately $550 million of cash to shareholders in 2012, through dividends and share buybacks. Excluding two key actions not in our plan (i.e., incremental share repurchase offset by make whole expense), EPS was still at the upper end of the incentive target range.
				Based on these considerations, the C&BC assessed this result as above target, or 125%.

Company Goal	Weight	Incentive Target	Result	Assessment
Customer Goal	20%	Improvements in customer retention, new customer acquisition and customer satisfaction	1 out of 3 components achieved
Our customer satisfaction exceeded our expectations, while customer retention and new customer acquisition did not.
				Based on these considerations, the C&BC assessed this result as below target, or 25%.
Strategy	10%	Progress toward the implementation of our strategy, by continuing to rebuild the data supply chain, strengthening our business model and establishing our 2013 business trajectory	2 out of 3 components achieved
				We achieved the rebuilding of our data supply chain with respect to 2012 deliverables and we partially met our goal to strengthen our business model through targeted divestitures. We did not meet our goal of establishing our 2013 business trajectory.
				Based on these considerations, the C&BC assessed this overall result as below target, or 35%.
Team Member Engagement	10%	Up to 6 points of improvement	10 points of improvement

				Our team members' engagement score improved by 10 points, exceeding our goal of +6. Participation was a best-in-class 87% per Aon Hewitt, an external human resources consulting firm who conducts the team member engagement survey for D&B and compiles the results.
				Based on these considerations, the C&BC assessed this result as above target, or 125%.

(1)
For 2012, our core revenue before the effect of foreign exchange grew 1%. We used this measure in our annual cash incentive plan. Total revenue for 2012, in accordance with U.S. Generally Accepted Accounting Principles, or GAAP, decreased 5%, and core revenue was flat on a GAAP basis. See Schedule I to this proxy statement for a quantitative reconciliation of total revenue to core revenue and the effect of foreign exchange on core revenue growth. See "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations: How We Manage Our Business" in our Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of why we use core revenue growth before the effects of foreign exchange and why management believes this measure provides useful information to investors.

(2)
For 2012, our diluted EPS attributable to D&B common shareholders before non-core gains and (charges) grew 11% and our operating income before non-core gains and (charges) increased 4%. We used these measures in our annual cash incentive plan. On a GAAP basis for 2012, we reported an increase in diluted EPS attributable to D&B common shareholders of 22% and an increase in operating income of 2%. See Schedules II and III to this proxy statement for a quantitative reconciliation of: (i) reported diluted EPS attributable to D&B common shareholders to diluted EPS attributable to D&B common shareholders before non-core gains and (charges); and (ii) reported operating income to operating income before non-core gains and (charges). See "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations: How We Manage Our Business" in our Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of why we use Diluted EPS before non-core gains and (charges) and operating income before non-core gains and (charges) and why management believes these measures provide useful information to investors.

        During the year, management met with the C&BC quarterly at four separate meetings and finally in February 2013 to discuss its quantitative and qualitative assessment of company performance and the appropriate level of aggregate reward for that performance.

        Based on the overall quantitative and qualitative assessment of company performance as noted in the table above, the C&BC determined the final payout for 2012 company performance to be 47% of the target annual cash incentive opportunity. As noted earlier, under our annual cash incentive plan, the payout for company performance is combined with any positive or negative discretionary adjustments for individual performance and leadership to determine the final 2012 annual cash incentive payments to our named executive officers. The table below summarizes the final payouts to our named executive officers.

2012 Annual Cash Incentive

		Award for Company Performance
				Final Award (as reported in "Summary Compensation Table" in "Non-equity Incentive Plan Compensation" column)
Executive Officer	Target	% of Target	Amount
Sara Mathew	$1,072,500	47%	$504,075	$504,075
Richard H. Veldran	$285,000	47%	$133,950	$133,950
Joshua L. Peirez	$382,500	47%	$179,775	$179,775
Byron C. Vielehr	$396,000	47%	$186,120	$148,896
Bruce R. Sink*	—	—	—	—
Emanuele A. Conti	$332,800	47%	$156,416	$156,416

*
Hired in October 2012 and, therefore, not eligible for 2012 annual cash incentive.

Long-term Equity Incentives

        For 2012, long-term equity incentive compensation represented the largest component of the total compensation awarded to our applicable named executive officers. The equity compensation included a grant of stock options (50% of the total long-term incentive value) and a target performance-based RSU opportunity (the remaining 50% of the total long-term incentive value).

        In determining the amounts of the equity compensation awarded, the C&BC considered a variety of factors including: individual performance, leadership competencies, prior executive experience, scope of responsibility and accountability within the organization and market position for variable pay versus comparable executive data in the compensation comparison group.

        2012 Stock Option Grant. As shown in the Grants of Plan Based Awards Table below, we granted stock options to five of our six named executive officers on March 1, 2012. These grants were approved by the C&BC at its meeting on February 22, 2012. The total economic value of the 2012 stock option grants made to our applicable named executive officers was greater than 2011 with the exception of Ms. Mathew, who received the same level of total economic value as 2011. Messrs. Peirez and Vielehr received an increase of $25,000 in the value of their stock option grants in recognition of their increased responsibilities and the criticality of their roles in the Company. Messrs. Conti and Veldran received increases of $12,500 and $45,000, respectively, in the value of their stock option grants in recognition of their promotions to new roles in the Company and their relative pay positioning versus comparable executive roles in our peer group.

        The timing of the March 1, 2012 stock option grants was the same as 2011 and was in keeping with our general practice of (1) having annual grants of stock options to all employees reviewed and approved by the C&BC at the start of the year (at the January or February meeting); and (2) setting the grant date associated with those options after our fourth quarter and year-end earnings release. Therefore, information about our most recent performance has been made public and that news is reflected in the stock price used to determine the exercise price of the stock options. In addition, this timing enables our Chairman and CEO to have a single conversation with each of our named executive officers about all annual equity grants made to each individual, including:

  •
  A stock option grant made as part of the current year's (2012) total compensation opportunity;

  •
  A performance-based RSU opportunity award to be paid on March 1, 2013 based on 2012 performance (see the "2012 Performance-based Restricted Stock Unit Opportunity" section of this proxy statement); and

  •
  An RSU grant made on March 1, 2012 for the prior year's (2011) performance (see the "2012 Restricted Stock Unit Grant" section of this proxy statement).

        The exercise price of the 2012 stock option grant is $82.80, which was the mean of high and low trading prices for D&B stock on the date of grant. All stock options vest in four equal installments commencing on the first anniversary of the grant and have a ten-year term. We believe that this vesting schedule and option term, in conjunction with our stock ownership guidelines, encourages long-term commitment and allows the executive to build ownership in D&B over time.

        2012 Performance-based Restricted Stock Unit Opportunity. At its meeting on February 22, 2012, the C&BC set a target dollar value for each of our named executive officer's RSU opportunity as set forth in the Grants of Plan-based Awards Table. This dollar value represents the target dollar value of RSUs that each of our named executive officers could be awarded in 2013 based on the attainment of the same company performance goals set forth under the annual cash incentive plan for 2012, including the Section 162(m) maximum amount generated by the pre-tax earnings formula as separately applied to the RSU opportunity. The maximum dollar award that each of our named executive officers may be awarded relative to the 2012 performance-based RSU opportunity was additionally capped by D&B's 3-year (2010-2012) TSR performance versus that of the compensation comparison group and the S&P 500 (which we refer to collectively as our external group) as follows:

D&B's 3-year (2010-2012) TSR versus External Group	Maximum Award or Cap as % of Dollar Target
Less than 60th Percentile	100%
60th Percentile or Greater	Up to 200%

        Based on the attainment of the goals in the annual cash incentive plan and D&B's 3-year (2010-2012) TSR performance, each of our named executive officers received an award of RSUs on March 1, 2013 as approved by the C&BC on February 26, 2013. The number of RSUs granted is determined by dividing the dollar value earned by the average fair market value (i.e., mean of high and low trading prices) of our common stock in a 30-day period prior to the C&BC meeting and approval date. Following the grant date, the RSUs are subject to time-based vesting as follows: 20% on the first anniversary of the grant, 30% on the second anniversary of the grant and 50% on the third anniversary of the grant.

        The performance-based RSU award earned for 2012 was granted after the conclusion of the fiscal year and will be reported in the Outstanding Equity Awards at Fiscal Year-end Table in our 2014 proxy statement. The target opportunity value is reflected in the Summary Compensation Table. For our named executive officers, the awards of RSUs were as noted below:

		Award for Company Performance
				2013 Final Earned Award	Number of Restricted Stock Units Earned & Granted
Executive Officer	2012 Target Opportunity	% of Target Opportunity	Amount
Sara Mathew	$1,725,000	47%	$810,750	$810,750	10,027
Richard H. Veldran	$220,000	47%	$103,400	$103,400	1,278
Joshua L. Peirez	$400,000	47%	$188,000	$188,000	2,325
Byron C. Vielehr	$400,000	47%	$188,000	$150,400	1,860
Bruce R. Sink*	—	—	—	—	—
Emanuele A. Conti	$225,000	47%	$105,750	$105,750	1,307

*
Hired in October 2012 and, therefore, not eligible for 2012 performance-based RSU opportunity.

        2012 Restricted Stock Unit Grant. On February 22, 2012, the C&BC approved grants of RSUs based on each of our named executive officer's 2011 performance-based RSU opportunity. For 2011, the performance-based RSU grant for each of our named executive officers was as follows:

		Award for Company Performance
				2012 Final Earned Award	Number of Restricted Stock Units Earned & Granted
Executive Officer	2011 Target Opportunity	% of Target Opportunity	Amount
Sara Mathew	$1,725,000	81%	$1,397,250	$1,397,250	17,477
Richard H. Veldran	$175,000	81%	$141,750	$141,750	1,773
Joshua L. Peirez	$375,000	81%	$303,750	$303,750	3,799
Byron C. Vielehr	$375,000	81%	$303,750	$303,750	3,799
Bruce R. Sink*	—	—	—	—	—
Emanuele A. Conti	$212,500	81%	$172,125	$172,125	2,152

*
Hired in October 2012 and, therefore, not eligible for 2012 RSU grant based on 2011 perfromance.

        These awards were contingent on our 2011 performance against the same measures and performance goals that were used by the C&BC in determining payout under the 2011 annual cash incentive plan as described in our 2012 proxy statement. Since 2011 performance fell below the incentive targets set for that year, awards as a percentage of opportunity were 81% as discussed in more detail in our 2012 proxy statement.

        These RSUs are subject to the same vesting schedule as the RSU grants described above: 20% on the first anniversary of the grant, 30% on the second anniversary of the grant and 50% on the third anniversary of the grant. These grants are reflected in the Outstanding Equity Awards at Fiscal Year-end Table.

        Special 2012 Equity Grant. In consideration of his promotion to Senior Vice President and Chief Financial Officer in 2011, the C&BC approved a special equity grant for Mr. Veldran of 6,250 RSUs valued at the time at approximately $500,000. This special grant was effective March 1, 2012 and vests 50% on the third anniversary of the grant, 25% on the fourth anniversary of the grant and 25% on the fifth anniversary of the grant.

        As part of his total compensation offer to join D&B in October 2012, the C&BC approved a hire-on equity grant for Mr. Sink of 6,090 RSUs valued at the time at approximately $500,000. This special grant was effective November 1, 2012 and vests 100% on the third anniversary of the grant.

        Retention of key executives is critical to the achievement of our business objectives. In recognition of that principle, the C&BC may periodically make special equity grants to executives it deems critical to the Company's current and future success. The vesting schedules of these special equity grants are different from the schedule described above for our regular RSU grants. Tailored to each situation, the C&BC viewed these longer-term vesting schedules as more valuable from a retention perspective.

Executive Compensation Recoupment Policy

        At its meeting on October 15, 2012, the C&BC approved the Dun & Bradstreet Incentive Compensation Recoupment Policy, or ICRP. The ICRP became effective January 1, 2013. While it is common for such "clawback" policies to focus on misconduct in addition to restatement, in our case misconduct is already addressed by D&B's detrimental conduct program, as described below, which supplements the scope of the ICRP.

        Our ICRP covers former, current and future members of the Company's Global Leadership Team, or GLT, and any non-GLT Section 16 officers. All of our named executive officers are covered by the ICRP. The ICRP applies to all cash and equity incentive compensation awarded or still outstanding on or after January 1, 2013.

        Under the ICRP, the C&BC may, in its sole discretion and to the extent permitted by applicable law, direct the Company to recover the excess amount of any cash or equity incentive compensation granted, awarded, vested or paid to a covered executive where:

  •
  The grant, award, vesting or payment of the incentive compensation was based, in whole or part, on the achievement of certain financial results that were subsequently the subject of a restatement of the Company's financial statements due to material noncompliance with any financial reporting requirements under the securities laws; and

  •
  The incentive compensation that would have been granted, awarded, vested or paid based upon the financial results as restated is lower than that actually granted, awarded, vested or paid.

        The C&BC, in its discretion, determines the value of the excess amount to be recovered or reduced. The C&BC may forego requiring recoupment of incentive compensation that was unconditionally received by a covered executive more than three years before the date on which the Company is required to prepare an accounting restatement.

        Recoupment of excess payments can be made either or in combination by:

  •
  Seeking repayment directly from the covered executive, including the assets of the covered executive;

  •
  Reducing the amount that is otherwise payable to the covered executive under any compensatory plan, program, or arrangement maintained by D&B, including the canceling of outstanding equity awards; and/or

  •
  Withholding future compensation that otherwise would be provided, in accordance with D&B's usually applicable compensation programs and practices.

 Employment Agreements

        None of our named executive officers, including our CEO, has an employment agreement with the Company.

Tax Deductibility

        Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1 million paid to certain officers unless certain specific and detailed criteria are satisfied. The C&BC believes that it is desirable and in the best interests of D&B to deduct compensation payable to our named executive officers. The C&BC considers the anticipated tax treatment to D&B and our named executive officers in its review and establishment of compensation programs and payments. The annual cash incentive program, as well as the performance-based RSU opportunity described above, are intended to comply with the performance-based exemption available under Section 162(m) in order to enhance the likelihood that these amounts will be fully deductible. Compensation resulting from the exercise of stock options is also deductible, without regard to Section 162(m). However, notwithstanding the C&BC's efforts, no assurance can be given that compensation will be fully deductible under Section 162(m). In certain instances the C&BC has determined that it will not necessarily seek to limit compensation to pay that is only deductible under Section 162(m).

Section 409A of the Internal Revenue Code

        Section 409A of the Internal Revenue Code places a number of restrictions on non-qualified deferred compensation plans such as our Key Employees' Non-qualified Deferred Compensation Plan, Executive Retirement Plan, severance plan, existing change in control agreements and new change in control plan. The key restrictions include a six-month delay in the receipt of certain non-qualified payments upon termination and limiting an executive's ability to make changes in the timing of payment options. As a result, certain benefits discussed in this proxy statement may be subject to a six-month delay.

REPORT OF THE COMPENSATION & BENEFITS COMMITTEE

        The C&BC has reviewed and discussed with management of D&B the CD&A section of this proxy statement. Based on our review and discussions, we recommended to the Board of Directors, and the Board has approved, that the CD&A be included in this proxy statement and in our Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission.

Compensation & Benefits Committee

John W. Alden, Chairman
Christopher J. Coughlin
Sandra E. Peterson
Michael J. Winkler

February 26, 2013

SUMMARY COMPENSATION TABLE

        The following table sets forth the compensation earned by or paid to our Chairman and CEO, our Chief Financial Officer, each of our other three most highly compensated executive officers and one additional executive officer, by the Company and our subsidiaries with respect to the fiscal year ended December 31, 2012. All of these individuals are collectively referred to as our named executive officers.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)(3)	Option Awards ($)(4)	Non-equity Incentive Plan Compensation ($)(1)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)(8)(9)	Total ($)
Sara Mathew	2012	825,000	0	1,725,000	1,383,901	504,075	855,476	66,657	5,360,109
Chairman and Chief Executive Officer	2011	800,000	0	1,725,000	1,262,946	842,400	1,988,073	48,503	6,666,922
("Principal Executive Officer")	2010	750,000	0	1,600,000	975,902	926,250	1,318,422	14,765	5,585,339
Richard H. Veldran	2012	380,000	0	737,500	175,996	133,950	753,938	28,185	2,209,569
Senior Vice President and Chief	2011	361,250	0	175,000	127,587	213,670	586,618	22,178	1,486,303
Financial Officer ("Principal
Financial Officer") (10)
Joshua L. Peirez	2012	450,000	0	400,000	320,403	179,775	388,035	40,994	1,779,207
President, Global Product, Marketing	2011	450,000	0	375,000	274,553	291,600	249,885	40,262	1,681,300
and Innovation	2010	136,363	360,000	1,361,305	202,883	0	0	5,019	2,065,570
Byron C. Vielehr (11)	2012	440,000	0	400,000	320,403	148,896	868,716	50,738	2,228,753
President, North America	2011	425,000	0	375,000	274,553	292,613	928,696	137,733	2,433,595
	2010	425,000	0	1,362,022	229,295	343,188	473,730	17,254	2,850,489
Bruce R. Sink (10)(12)	2012	590,035	0	488,875	0	0	0	21,714	1,100,624
Senior Vice President, Technology and Chief Information Officer
Emanuele A. Conti (10)(11)(13)	2012	416,000	0	225,000	180,509	156,416	797,859	44,625	1,820,409
President, International	2011	400,000	0	212,500	155,042	243,000	712,343	435,954	2,158,839

(1)
The amounts shown have not been reduced by any deferrals that our named executive officers may have made under qualified or non-qualified deferred compensation plans offered by D&B.

(2)
The value shown represents the opportunity at target for an award of RSUs upon conclusion of the performance period as described in our CD&A. The performance period is fiscal year 2012.

(3)
For Messrs. Veldran and Sink, the stock award values shown also include the grant date fair values of special awards as calculated in accordance with GAAP, without regard to our forfeiture assumptions. The value for RSUs granted on March 1, 2012 to Mr. Veldran is $517,500, related to his appointment as the Chief Financial Officer. The value for RSUs granted on November 1, 2012 to Mr. Sink is $488,875, related to his employment with D&B. For more information on how we value stock-based awards (including assumptions made in such valuation), refer to "Note 11. Employee Stock Plans" in the "Notes to Consolidated Financial Statements" in our Annual Report on Form 10-K for the fiscal year ending December 31, 2012.

(4)
Amounts shown represent the aggregate grant date fair value of each year's awards, as calculated in accordance with GAAP, without regard to our forfeiture assumptions. For more information on how we value stock-based awards (including assumptions made in such valuation), refer to "Note 11. Employee Stock Plans" in the "Notes to Consolidated Financial Statements" in our Annual Report on Form 10-K for the fiscal year ending December 31, 2012. These assumptions may or may not be fulfilled. The amounts shown cannot be considered predictions of future value. In addition, the options will gain value only to the extent the stock price exceeds the option exercise price during the life of the option.

(5)
The amounts shown represent non-equity incentive plan payments received by our named executive officers pursuant to our CEIP during the applicable year. For 2012, these cash awards were earned in the 2012 performance year and paid on March 15, 2013. The award for company performance was 47% of the target annual cash incentive opportunity; amounts shown represent the final award reflecting any adjustments for individual performance.

(6)
Amounts represent the aggregate increase in the actuarial value of our named executive officers' qualified and non-qualified defined benefit plans accrued during the applicable year. These plans include the D&B Retirement Account Plan, the Pension Benefit Equalization Plan, and the Executive Retirement Plan. No executive received above-market or preferential earnings on non-qualified deferred compensation plan benefits.

(7)
The amounts shown include our aggregate annual contributions for the account of each named executive officer under our tax qualified defined contribution plan, the D&B 401(k) Plan. In 2012, these amounts also include a one-time, supplemental employer match based on company performance. This same supplemental match was provided to all eligible participants in the D&B 401(k) Plan.

(8)
The terms of the RSUs granted to our named executive officers provide for the accrual of dividends based on the same rate established from time to time for our common stock, settled in shares at the time the restrictions lapse on the corresponding RSUs. Amounts shown include accrued dividends on RSU grants.

(9)
We do not offer any perquisites or other personal benefits to our named executive officers in excess of those offered to all employees.

(10)
Messrs. Veldran and Conti were not named executive officers in 2010. Mr. Sink was not an employee of D&B in 2010 or 2011.

(11)
Effective January 1, 2013, Mr. Vielehr was appointed President, International and Global Operations and Mr. Conti was appointed President, North America.

(12)
The salary for Mr. Sink includes $512,610 in net compensation related to work performed as an independent consultant with D&B, plus $77,425 earned from his date of employment on October 22, 2012. He was not granted any stock options in 2012, was not eligible for any 2012 non-equity incentive plan compensation and is not eligible to participate in the defined benefit plans (the D&B Retirement Account Plan, the Pension Benefit Equalization Plan, and the Executive Retirement Plan) since these plans were frozen prior to his employment. Included in the All Other Compensation for Mr. Sink is $10,228 related to relocation costs and $8,188 for associated tax assistance.

(13)
Included in the All Other Compensation for Mr. Conti is $8,757 for tax equalization and $4,803 for tax assistance related to his 2009 – 2010 international assignment.

        In connection with the Summary Compensation Table, the following chart indicates the proportion of base salary, non-equity incentive plan compensation, and stock and option awards for 2012 for each of our named executive officers separately as a percentage of their respective total compensation. The following table is intended to supplement and not replace the Summary Compensation Table:

Salary, Non-equity Incentive Plan Compensation, and Stock and Option Awards as a Percent of
Total Compensation (excluded from the amounts and percentages below, but included in total compensation, are the values in the Bonus, Change in Pension Value and
Nonqualified Deferred Compensation Earnings and All Other Compensation columns)

	Salary		Non-equity Incentive Plan Compensation		Stock & Option Awards		Total Compensation
Name	$	%	$	%	$	%	$	%
Sara Mathew	825,000	15.4%	504,075	9.4%	3,108,901	58.0%	5,360,109	100%
Richard H. Veldran	380,000	17.2%	133,950	6.1%	913,496	41.3%	2,209,569	100%
Joshua L. Peirez	450,000	25.3%	179,775	10.1%	720,403	40.5%	1,779,207	100%
Byron C. Vielehr	440,000	19.7%	148,896	6.7%	720,403	32.3%	2,228,753	100%
Bruce R. Sink	590,035	53.6%	0	0.0%	488,875	44.4%	1,100,624	100%
Emanuele A. Conti	416,000	22.9%	156,416	8.6%	405,509	22.3%	1,820,409	100%

GRANTS OF PLAN-BASED AWARDS TABLE

        The following table sets forth a summary of all grants of plan-based awards made to our named executive officers during the fiscal year ended December 31, 2012:

			Estimated Future Possible Payouts Under Non-equity Incentive Plan Awards (2)				All Other Stock Awards: Number of Shares of Stock or Units (#) (4)
					Estimated Future Possible Payouts Under Equity Incentive Plan Awards (3)				Grant Date Fair Value of Stock and Option Awards ($) (6)
								All Other Option Awards: Number of Securities Underlying Options (#) (5)
										Exercise or Base Price of Option Awards ($/sh) (7)	DNB Closing Price on Grant Date ($/sh)
Name	Grant Date (1)	Committee Approval Date (1)	Target ($)	Maximum ($)	Target ($)	Maximum ($)
Sara Mathew		2/22/2012	1,072,500	2,145,000
	03/01/2012	2/22/2012						92,000	1,383,901	82.80	83.08
		2/22/2012			1,725,000	3,450,000
Richard H. Veldran		2/22/2012	285,000	570,000
	03/01/2012	2/22/2012						11,700	175,996	82.80	83.08
		2/22/2012			220,000	440,000
	03/01/2012	2/22/2012					6,250		517,500		83.08
Joshua L. Peirez		2/22/2012	382,500	765,000
	03/01/2012	2/22/2012						21,300	320,403	82.80	83.08
		2/22/2012			400,000	800,000
Byron C. Vielehr		2/22/2012	396,000	792,000
	03/01/2012	2/22/2012						21,300	320,403	82.80	83.08
		2/22/2012			400,000	800,000
Bruce R. Sink	11/01/2012	10/15/2012					6,090		488,875		81.16
Emanuele A. Conti		2/22/2012	332,800	665,600
	03/01/2012	2/22/2012						12,000	180,509	82.80	83.08
		2/22/2012			225,000	450,000

(1)
The annual grant process for stock options and RSUs is discussed in our CD&A.

(2)
The amounts shown represent the target and maximum non-equity incentive opportunities for each of our named executive officers under our CEIP. A detailed description of this plan is set forth in our CD&A.

(3)
For 2012, five of our six named executive officers had the opportunity to be awarded a grant of RSUs after the conclusion of the fiscal year as described in our CD&A, including the discretionary adjustment component for individual performance. The 2012 performance-based RSU opportunity was a target opportunity expressed in dollars, not a number of units, as noted in the table above. Awards were determined by the C&BC at its meeting on February 26, 2013; the dollar value and number of units actually granted for each applicable named executive officer's award is noted in our CD&A. The target opportunity is included in the Stock Awards column of the Summary Compensation Table.

(4)
RSUs granted in 2012 in connection with the 2011 performance period, as discussed in the CD&A, were reflected as the target opportunity value in the Summary Compensation Table for 2011 and are included in the Outstanding Equity Awards Table.

The RSUs granted to Mr. Veldran (March 1, 2012) were related to his appointment as the Chief Financial Officer of the Company. This grant will vest 50% on the third anniversary of the date of grant, 25% on the fourth anniversary of the date of grant and 25% on the fifth anniversary of the date of grant. The RSUs granted to Mr. Sink (November 1, 2012) were related to his employment with D&B. This grant will vest 100% on the third anniversary of the date of grant.

If any of our named executive officer's employment with D&B terminates for any reason prior to the first anniversary of the grant date or for any reason (other than death, disability or retirement) on or after the first anniversary of the grant date, our named executive officer forfeits all rights to and interests in the unvested RSUs. If any of our named executive officers is terminated due to retirement, death or disability on or after the first anniversary of the grant date, any unvested stock or stock units become fully vested as of the termination date.

(5)
On February 22, 2012, the C&BC approved stock option grants to five of our six named executive officers under the 2009 Stock Incentive Plan. All stock options are non-qualified, become exercisable in four equal installments commencing on the first anniversary of the date of grant, and have an expiration date of ten years from the date of grant.

If any of our named executive officer's employment with D&B terminates for any reason other than death, disability or retirement, any exercisable option may only be exercised during the 90-day period following the date of termination under our 2009 Stock Incentive Plan. If any of our named executive officer's employment is terminated for death or disability on or after the first anniversary of the date of grant, the option will immediately vest in full and may thereafter be exercised during the lesser of five years after the date of termination or the original expiration date. If any of our named executive officers retire on or after the first anniversary of the date of grant, unvested stock options will continue to vest and unexercised vested options may be exercised during the lesser of five years after the date of termination or the original expiration date.

(6)
Amounts shown represent the grant date fair value, as calculated in accordance with GAAP, without regard to our forfeiture assumptions. For more information on how we value stock-based awards (including assumptions made in such valuation), refer to "Note 11. Employee Stock Plans" in the "Notes to Consolidated Financial Statements" in our Annual Report on Form 10-K for the fiscal year ending December 31, 2012. These assumptions may or may not be fulfilled. The amounts shown cannot be considered predictions of future value. In addition, the options will gain value only to the extent the stock price exceeds the option exercise price during the life of the option.

(7)
In accordance with our 2009 Stock Incentive Plan, all stock options have an exercise price equal to the mean of the high and low trading prices of our common stock on the date of grant.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

        The following table sets forth a summary of all outstanding equity awards held by each of our named executive officers as of December 31, 2012:

		Option Awards				Stock Awards
Name	Grant Date	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Shares or Units of Stock That Have Not Vested (#) (2)	Equity Incentive Plan Awards: Market Value of Shares or Units of Stock That Have Not Vested ($)
Sara Mathew	02/09/2004	54,300	0	53.3000	02/09/2014
	02/25/2005	43,000	0	60.5350	02/25/2015
	02/09/2006	35,100	0	71.2750	02/09/2016
	02/08/2007	33,200	0	88.0400	02/08/2017
	03/01/2007	50,000	0	88.3300	03/01/2017
	02/06/2008	44,700	0	88.3650	02/06/2018
	02/04/2009	37,500	12,500	79.5800	02/04/2019
	02/11/2010	34,900	34,900	70.5400	02/11/2020
	03/01/2011	19,550	58,650	80.4500	03/01/2021
	03/01/2012	0	92,000	82.8000	03/01/2022
	03/01/2010					4,297
	03/01/2011					14,419
	03/01/2012					17,477
							2,846,579
Richard H. Veldran	02/09/2004	1,800	0	53.3000	02/09/2014
	02/25/2005	4,300	0	60.5350	02/25/2015
	02/09/2006	7,000	0	71.2750	02/09/2016
	02/09/2006	5,200	0	71.2750	02/09/2016
	02/08/2007	4,200	0	88.0400	02/08/2017
	02/06/2008	4,900	0	88.3650	02/06/2018
	02/04/2009	6,525	2,175	79.5800	02/04/2019
	02/11/2010	3,800	3,800	70.5400	02/11/2020
	03/01/2011	1,975	5,925	80.4500	03/01/2021
	03/01/2012	0	11,700	82.8000	03/01/2022
	03/01/2010					752
	03/01/2011					1,577
	03/01/2012					6,250
	03/01/2012					1,773
							814,185
Joshua L. Peirez	09/13/2010	8,200	8,200	68.7800	09/13/2020
	03/01/2011	4,250	12,750	80.4500	03/01/2021
	03/01/2012	0	21,300	82.8000	03/01/2022
	09/13/2010					7,170
	03/01/2011					3,380
	03/01/2012					3,799
							1,128,549
Byron C. Vielehr	08/02/2005	48,300	0	63.8700	08/02/2015
	02/09/2006	14,300	0	71.2750	02/09/2016
	02/08/2007	13,500	0	88.0400	02/08/2017
	02/06/2008	16,800	0	88.3650	02/06/2018
	02/04/2009	14,025	4,675	79.5800	02/04/2019
	02/11/2010	8,200	8,200	70.5400	02/11/2020
	03/01/2011	4,250	12,750	80.4500	03/01/2021
	03/01/2012	0	21,300	82.8000	03/01/2022
	03/01/2010					1,611
	08/04/2010					14,340
	03/01/2011					3,380
	03/01/2012					3,799
							1,819,175
Bruce R. Sink	11/01/2012					6,090	478,979

Emanuele A. Conti	02/09/2004	1,500	0	53.3000	02/09/2014
	02/25/2005	3,900	0	60.5350	02/25/2015
	02/09/2006	2,800	0	71.2750	02/09/2016
	02/08/2007	2,600	0	88.0400	02/08/2017
	02/06/2008	3,700	0	88.3650	02/06/2018
	02/04/2009	4,200	1,400	79.5800	02/04/2019
	02/11/2010	3,250	3,250	70.5400	02/11/2020
	03/01/2011	2,400	7,200	80.4500	03/01/2021
	03/01/2012	0	12,000	82.8000	03/01/2022
	03/01/2010					701
	12/15/2010					6,580
	03/01/2011					1,352
	03/01/2012					2,152
							848,240

(1)
Stock options granted to our named executive officers become exercisable in four equal annual installments commencing on the first anniversary of the date of grant. If employment terminates for any reason other than death, disability or retirement, any exercisable option may only be exercised during the 30-day period following the date of termination under the 2000 Stock Incentive Plan (awards granted before May 5, 2009) or 90-day period under our 2009 Stock Incentive Plan (awards granted on or after May 5, 2009). If employment is terminated for death or disability on or after the first anniversary of the date of grant, the option will immediately vest in full and may thereafter be exercised during the lesser of five years following the date of termination or the original expiration date. If our named executive officer retires on or after the first anniversary of the date of grant, unvested stock options will continue to vest and unexercised vested options may be exercised during the lesser of the remaining term of the options or five years after the date of termination.

(2)
Grants of RSUs vest 20% on the first anniversary of the grant date, 30% on the second anniversary of the grant date, and the remaining 50% on the third anniversary of the grant date. The grants to Messrs. Veldran (March 1, 2012 grant of 6,250 RSUs), Vielehr (August 4, 2010 grant of 14,340 RSUs) and Conti (December 15, 2010 grant of 6,580 RSUs) will vest 50% on the third anniversary of the date of grant, 25% on the fourth anniversary of the date of grant and 25% on the fifth anniversary of the date of grant. The grant to Mr. Sink (November 1, 2012 grant of 6,090 RSUs) will vest 100% on the third anniversary of the date of grant.

If any of our named executive officer's employment with D&B terminates for any reason prior to the first anniversary of the grant date or for any reason (other than death, disability or retirement) on or after the first anniversary of the grant date, our named executive officer forfeits all rights to and interests in the unvested RSUs. If any of our named executive officers is terminated due to retirement, death or disability on or after the first anniversary of the grant date, any unvested stock or stock units become fully vested as of the termination date.

OPTION EXERCISES AND STOCK VESTED TABLE

        The following table sets forth the number of shares acquired and the value realized by our named executive officers upon the exercise of stock options and the vesting of RSU awards during the fiscal year ended December 31, 2012:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (1)
Sara Mathew	56,500	2,743,075	12,354	931,415
Richard H. Veldran	0	0	1,635	135,416
Joshua L. Peirez	0	0	5,334	448,848
Byron C. Vielehr	0	0	4,115	340,814
Bruce R. Sink	0	0	0	0
Emanuele A. Conti	5,134	196,144	1,388	114,966

(1)
The terms of the RSUs granted to our named executive officers provide for the accrual of dividends based on the same rate established from time to time for our common stock, settled in shares at the time the restrictions lapse on the corresponding RSUs. Amounts shown include the accrued dividends on RSU grants.

PENSION BENEFITS TABLE

        The following table sets forth a summary of the defined pension benefits for each named executive officer as of December 31, 2012:

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Sara Mathew	Executive Retirement Plan	10.0	8,360,474	0
	Pension Benefit Equalization Plan	4.8	290,731	0
	Retirement Account	4.8	101,050	0
Richard H. Veldran	Executive Retirement Plan	9.3	2,253,327	0
	Pension Benefit Equalization Plan	2.8	21,117	0
	Retirement Account	2.8	45,209	0
Joshua L. Peirez	Executive Retirement Plan	2.3	637,920	0
	Pension Benefit Equalization Plan*	0.0	0	0
	Retirement Account*	0.0	0	0
Byron C. Vielehr	Executive Retirement Plan	7.5	3,183,362	0
	Pension Benefit Equalization Plan	0.9	20,258	0
	Retirement Account	0.9	21,539	0
Bruce R. Sink	Executive Retirement Plan*	0.0	0	0
	Pension Benefit Equalization Plan*	0.0	0	0
	Retirement Account*	0.0	0	0
Emanuele A. Conti	Executive Retirement Plan	9.6	2,493,411	0
	Pension Benefit Equalization Plan	3.0	26,238	0
	Retirement Account	3.0	50,544	0

*
Not eligible to participate in the plan.

        Our pension plans for executives are as follows:

  •
  A tax qualified cash balance pension plan, referred to as the Retirement Account;

  •
  A non-qualified excess benefit plan, referred to as the Pension Benefit Equalization Plan, or PBEP; and

  •
  A non-qualified benefit plan, referred to as the Executive Retirement Plan, or ERP.

        All of the above plans were either frozen or closed to new participants between July 2007 and January 2011 as described below in the summary for each plan.

        Under the Retirement Account and PBEP, years of credited service are counted starting one year after date of hire. Under the ERP, years of credited service are counted as of the date of hire to ensure that each of our named executive officers can attain a competitive retirement benefit at retirement. The following actuarial assumptions were used in the calculation of the benefits in the Pension Benefits Table:

  •
  The present value of accumulated benefit column reflects the value of the accrued pension benefit payable at normal retirement under each plan in which the executive participates as of December 31, 2012;

  •
  Normal retirement is defined as age 65 in the Retirement Account and PBEP. The ERP does not define normal retirement so the values reflect payment at the first age at which unreduced benefits are payable from the plan or age 55;

  •
  The interest rate as of December 31, 2012 was 3.54% and the mortality is based on the RP2000 Healthy Annuitant table projected to 2020 mortality; and

  •
  Present values at assumed retirement ages are discounted to each individual's current age using an interest only discount with no mortality.

        Normal forms of payment have been reflected for each plan unless our named executive officer has elected a lump sum in either the PBEP or ERP. Mr. Vielehr has a lump sum election in effect for both the PBEP and ERP. The interest rates used to value the lump sum at the assumed retirement date are the December 2012 Code Section 417(e) segment rates and the mortality assumption is the Code Section 417(e) mortality table for 2013 per each plan's provisions.

        Retirement Account. The Retirement Account was frozen for all of our employees effective July 1, 2007 and the plan was closed to new participants. The accrued benefit in the Retirement Account for all non-vested participants active as of June 30, 2007 became 100% vested. As a result of the pension freeze, no additional benefits have accrued under the Retirement Account, although existing balances will continue to accrue interest.

        The Retirement Account's normal retirement age is 65. Upon termination of employment, a vested participant can elect to immediately receive 50% of his or her benefit as a lump sum or annuity, with the residual 50% being paid at age 55 or later. In addition, if a participant meets the requirements for an Early or Normal Retirement, the participant can elect to receive 50% of his or her benefit as a lump sum and the remainder as an annuity or his or her entire benefit as an annuity. The single life annuity option provides the highest monthly dollar amount under the Retirement Account. A participant can elect other annuity options that provide lower monthly dollar amounts because they are reduced to provide participants with an actuarial equivalent value.

        Pension Benefit Equalization Plan. Effective July 1, 2007, the PBEP was also frozen for all of our employees and the plan was closed to new participants. As a result of the freeze, no additional benefits will accrue under this plan, although existing balances will continue to accrue interest.

        Executive Retirement Plan. The ERP was offered to our key management employees designated by our Chief Executive Officer who are responsible for the management, growth or protection of our business. Effective January 1, 2011, the plan was closed to new participants. The C&BC made this decision after a review of market practice and in light of trends in good governance. Current participants will continue to accrue a benefit in accordance with plan rules. The ERP provides a target annual benefit equal to 4% of a participant's average final compensation (salary plus actual cash incentive) for each of the first 10 years of service to a maximum benefit percentage of 40% of the participant's average final compensation. This benefit is reduced by 15% for vested participants who leave prior to age 55 or who were age 50 or over as of July 1, 2007. Average final compensation is equal to the participant's highest consecutive 60 months of compensation out of his or her last 120 months. A participant is 100% vested in the applicable benefit upon completion of five years of participation in the plan.

        The target annual benefit payment from the ERP is offset by any pension benefits earned in the Retirement Account, PBEP or any other pension plan sponsored by D&B or one of its affiliates and the participant's estimated Social Security retirement benefit. Compensation used in determining the ERP benefit includes base salary, cash bonus payments, commissions, bonus buyouts as a result of job changes and lump sum payments in lieu of merit increases. The normal form of benefit payment under the ERP is a Straight Life Annuity for single participants and a fully subsidized joint and 50% survivor annuity for married participants. However, participants have the option to elect to receive a portion of their benefit as a lump sum payment (subject to Code Section 409A). The lump sum election is only valid if the participant remains employed by D&B for 12 consecutive calendar months following the date of his or her election.

        The interest rates used to value the lump sum at the assumed retirement date are the December 2012 Code Section 417(e) segment rates and the mortality assumption is the Code Section 417(e) mortality table for 2013. Benefit payments under the ERP begin on the later of attainment of age 55 or the first of the month following the date a participant retires. If a participant dies while actively employed, his or her spouse is entitled to receive 50% of the benefit that otherwise would have been payable to the participant at age 55. If a participant dies while receiving benefit payments, the surviving spouse receives a benefit equal to 50% of what the participant was receiving. In the event a participant becomes totally and permanently disabled, he or she will receive annual disability payments equal to 60% of his or her compensation offset by any other disability income the participant is receiving.

 NON-QUALIFIED DEFERRED COMPENSATION TABLE

        The following table sets forth a summary of the non-qualified deferred compensation benefits of each named executive officer as of December 31, 2012:

Name	Plan Name	Executive Contributions in Last FY ($) (1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($) (2)	Aggregate Withdrawals/ Distributions in Last FY ($)	Aggregate Balance at Last FY ($) (3)
Sara Mathew	Key Employees' Non-Qualified Deferred Compensation Plan	814,102	0	142,898	0	6,044,139
Richard H. Veldran	Key Employees' Non-Qualified Deferred Compensation Plan	0	0	38,948	0	323,556
Joshua L. Peirez	Key Employees' Non-Qualified Deferred Compensation Plan	0	0	0	0	0
Byron C. Vielehr	Key Employees' Non-Qualified Deferred Compensation Plan	0	0	0	0	0
Bruce R. Sink	Key Employees' Non-Qualified Deferred Compensation Plan	0	0	0	0	0
Emanuele A. Conti	Key Employees' Non-Qualified Deferred Compensation Plan	77,783	0	24,050	0	242,301

(1)
Amounts in the Salary and Non-Equity Incentive Plan Contributions columns of the Summary Compensation Table above have not been reduced by any deferrals our named executive officers have made under The Key Employees' Non-qualified Deferred Compensation Plan, or NQDCP.

(2)
These amounts are not disclosed in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column of the Summary Compensation Table as no named executive officer received above-market or preferential earnings on their account balances under the NQDCP.

(3)
These amounts have been disclosed in the Summary Compensation Table in prior years in the same manner as described in footnotes (1) and (2) above.

        Key Employees' Non-qualified Deferred Compensation Plan. The Key Employees' Non-qualified Deferred Compensation Plan, or NQDCP, is a voluntary plan which allows participants to defer, in 5% increments, up to 75% of their base salary and 100% of their annual cash incentive payments or RSU awards. Participants may elect to enroll in the NQDCP each calendar year, but once their elections are made they are irrevocable for the covered year. Participants can elect to invest their deferrals in the same investment funds that are offered in our 401(k) Plan, including the D&B stock fund. Participants can elect to transfer their balances among other funds on a daily basis subject to our Inside Information and Securities Trading Policy. All amounts deferred by our named executive officers in prior years have been reported in the Non-Qualified Deferred Compensation Table in our previously filed proxy statements in the year earned, provided the individual was a named executive officer for that year for purposes of the SEC's executive compensation disclosure.

        At the time the participant elects to enroll, he or she must also indicate the timing of the distribution of his or her deferral. Participants may elect to receive their payments at a specified time period following their deferral (deferral must be for a minimum of three years) or upon their termination of employment. Distributions paid for a specified time period deferral are paid in a lump sum. Distributions paid upon termination can be paid in a lump sum, five annual installments or ten annual installments. In addition, lump sum payments are made in the event of a participant's death or disability and upon a change in control of D&B.

        The investment earnings received are based on the performance of their selected investment funds noted in the following table:

Investment Fund Option	2012 Annual Return
BlackRock Balanced Index	11.48%
BlackRock International Equity Index	18.46%
BlackRock Mid and Small Cap Index	18.34%
BlackRock S&P 500 Index	16.01%
BlackRock Small Cap Growth	11.06%
Fidelity Blue Chip Growth	17.95%
Fidelity Diversified International	19.61%
Fidelity Equity Income	17.41%
Fidelity Low Price Stock	18.66%
Munder Mid Cap Core Growth	16.01%
Northern Small Cap Value	13.78%
Perkins Mid Cap Value	10.41%
PIMCO Total Return	10.36%
Stable Value Fund	2.49%
D&B Stock Fund	7.23%
BlackRock LifePath Retirement	8.93%
BlackRock LifePath 2015	9.82%
BlackRock LifePath 2020	11.05%
BlackRock LifePath 2025	12.16%
BlackRock LifePath 2030	13.08%
BlackRock LifePath 2035	13.86%
BlackRock LifePath 2040	14.61%
BlackRock LifePath 2045	15.29%
BlackRock LifePath 2050	15.96%

OVERVIEW OF CHANGE IN CONTROL,
SEVERANCE AND OTHER ARRANGEMENTS

Change in Control

        The change in control benefits of our named executive officers are provided either (i) through existing change in control agreements entered into between 2008 and 2011 or (ii) through our new Change in Control Plan effective January 1, 2013 and applied prospectively to new executive officers of the Company. The following table outlines the change in control benefits provided to each of our named executive officers:

Change in Control (CIC) Benefit	Sara Mathew	Richard H. Veldran	Joshua L. Peirez	Byron C. Vielehr	Bruce R. Sink	Emanuele A. Conti
Eligibility by Individually Executed Agreement or Company Plan	Individual agreement	Individual agreement	Individual agreement	Individual agreement	New Company plan	Individual agreement
Effective Date of Eligibility	December 18, 2008	August 3, 2011	September 13, 2010	December 27, 2008	January 1, 2013	December 15, 2010
Benefits Subject to "Single Trigger" (CIC) or "Double Trigger" (CIC Plus Qualifying Termination within 24 Months)	Double trigger: • Cash benefits • Equity granted on or after January 1, 2013 Single trigger: • Equity granted on or before December 31, 2012	Double trigger: • Cash benefits • Equity granted on or after January 1, 2013 Single trigger: • Equity granted on or before December 31, 2012	Double trigger: • Cash benefits • Equity granted on or after January 1, 2013 Single trigger: • Equity granted on or before December 31, 2012	Double trigger: • Cash benefits • Equity granted on or after January 1, 2013 Single trigger: • Equity granted on or before December 31, 2012	Double trigger: • Cash benefits • Equity granted on or after January 1, 2013 Single trigger: • Equity granted on or before December 31, 2012	Double trigger: • Cash benefits • Equity granted on or after January 1, 2013 Single trigger: • Equity granted on or before December 31, 2012
Cash Severance as Multiple of Base Salary Plus Target Cash Incentive	3 times	3 times	3 times	3 times	2 times	3 times
Settlement of Outstanding Performance-based Cash Incentives	Pro rata target award	Pro rata target award	Pro rata target award	Pro rata target award	Pro rata target award	Pro rata target award
Health and Life Insurance Continuation	3 years	3 years	3 years	3 years	2 years	3 years
Outplacement Services Reimbursement	Lesser of 20% of target total cash or $100,000	Lesser of 20% of target total cash or $100,000	Lesser of 20% of target total cash or $100,000	Lesser of 20% of target total cash or $100,000	Lesser of 15% of target total cash or $50,000	Lesser of 20% of target total cash or $100,000

Executive Retirement Plan or ERP (Closed to New Participants in 2011):
• Additional 3 Years of Credited Service (Total Service Not to Exceed 10 Years)
• Inclusion of Cash Severance in Calculating Accrued Benefits	Provided benefit	Provided benefit	Provided benefit	Provided benefit	No ERP benefit	Provided benefit
Pension Benefit Equalization Plan (PBEP) Lump-sum Payment (Plan Frozen in 2007)	Provided benefit	Provided benefit	No PBEP benefit	Provided benefit	No PBEP benefit	Provided benefit
Section 280G of Internal Revenue Code Excise Tax Payment and Gross-up	Benefit paid directly to the Internal Revenue Service	No benefit	No benefit	Benefit paid directly to the Internal Revenue Service	No benefit	No benefit

        Stock Incentive Plan. For grants made on or before December 31, 2012 under our 2009 Stock Incentive Plan, in the event of a change in control and unless otherwise specified in an award agreement, unvested options become immediately vested and exercisable, restrictions on restricted stock and RSUs immediately lapse and other equity awards become payable as if targets for the current period were met at 100%. For grants made on or after January 1, 2013, equity awards will require both a change in control and qualified termination within 24 months of the change in control, or "double trigger," before vesting.

        New Change in Control Plan. Effective January 1, 2013, we adopted a new Change in Control Plan, or CICP, and revised our current change in control benefits by reducing the cash benefits from three times to two times annual base salary and target bonus. The new CICP also eliminates the additional ERP service credit and excludes any excise tax payment and gross-up, consistent with revisions made in 2010 and 2011 to our change in control benefits. Our new CICP applies prospectively to designated new executive officers of the Company.

Severance Arrangements

        Career Transition Plan. Each of our named executive officers is eligible for the Company's severance benefits which we refer to as the Career Transition Plan, or CTP.

        The CTP provides for the payment of benefits if an eligible executive's employment terminates by reason of a reduction in force, job elimination, unsatisfactory performance (not constituting cause, as defined in the CTP) or a mutually agreed-upon resignation. The CTP does not apply to terminations of employment in connection with the sale of stock or assets of the Company, or an elimination or reduction of operations in connection with an outsourcing or merger (or other combination, spin-off, reorganization or other similar transaction) if an offer of employment at a comparable base salary is made to the employee by the surviving or acquiring entity.

        In the event of an eligible termination, our named executive officer will be paid 40 to 52 weeks of base salary continuation at the rate in effect at the time of termination (half these number of weeks if the executive is terminated by D&B for unsatisfactory performance not constituting cause), payable on the dates the executive's salary would have been paid if employment had not terminated. For our named executive officers, all of whom earn base salaries in excess of $300,000, the number of weeks of base salary continuation is based on years of service with the Company at the time of termination: less than five years, 40 weeks; five years but less than ten years, 48 weeks; and ten years or more, 52 weeks.

        In addition, the executive will receive continued medical and dental insurance benefits during the applicable salary continuation period and will be entitled to such outplacement services during the salary continuation period as are being provided by D&B. Should the executive obtain employment elsewhere prior to the conclusion of the salary continuation period, only 50% of the remaining base salary continuation would be paid to the executive as a lump sum.

        Except in the case of a termination by D&B for unsatisfactory performance, the executive also will receive a prorated portion of the actual cash incentive for the year of termination that otherwise would have been payable to the executive under the annual cash incentive plan. To be eligible, the executive must be employed for at least six full months during the calendar year of termination.

Detrimental Conduct Program

        We maintain a detrimental conduct program which, upon receipt of an equity-based award, requires participants, including our named executive officers, to sign a detrimental conduct agreement.

The agreement requires participants to return a portion of the amounts received pursuant to such award if, during their employment and for one year thereafter (two years in the case of our named executive officers), they engage in "detrimental conduct." Detrimental conduct includes working for a competitor, disclosing confidential D&B information and acting otherwise than in the interests of D&B. The detrimental conduct agreement also provides D&B with the right to seek injunctive relief should the employee engage in detrimental conduct. Participants who do not sign a detrimental conduct agreement forfeit their equity-based award.

Potential Post-employment Compensation Table

        The following table aggregates the potential post-employment compensation that is or may become payable to each of our named executive officers pursuant to the plans and arrangements described above upon an actual or constructive termination of any of our named executive officer's employment or a change in control of D&B. The information set forth in the following table is calculated using the assumptions listed below, and the triggering events are defined in the applicable plans and agreements. The amounts shown represent estimates for each component based on these assumptions and do not reflect any actual payments to be received by our named executive officers. The components that may be applicable in calculating the post-employment compensation amount include:

  •
  Payments related to base salary and target cash incentive;

  •
  Payments related to vested and unvested stock options and outstanding RSUs;

  •
  Payments related to retirement benefits such as the ERP and PBEP;

  •
  Value of health and life insurance benefits; and

  •
  Value of other benefits such as outplacement services and excise tax payment and gross-up, where applicable.

	Termination Scenario
Executive Compensation or Benefit Component	If Voluntary Termination	If Termination is Due to Death	If Termination is Due to Disability	If Involuntary Termination without Cause or Quit for Good Reason	If Involuntary Termination for Cause	If Change in Control Termination Occurs
Sara Mathew
Severance
Base Salary	$0	$0	$0	$825,000	$0	$2,475,000
Target Cash Incentive	$0	$0	$0	$0	$0	$3,217,500
Pro Rata Target Cash Incentive	$0	$1,072,500	$1,072,500	$1,072,500	$0	$1,072,500
Outstanding Equity & Long-term Incentives
Unvested Equity	$1,755,052	$1,755,052	$1,755,052	$1,755,052	$1,755,052	$4,854,618
Vested Equity	$2,697,352	$2,697,352	$2,697,352	$2,697,352	$2,697,352	$2,697,352
Pension Plan Payments
Pension Benefit Equalization Plan	$274,154	$259,360	$229,734	$274,154	$274,154	$311,898
Executive Retirement Plan	$8,360,474	$3,503,368	$11,013,633	$8,360,474	$0	$15,091,718
401(k) Plan	$141,954	$141,954	$141,954	$141,954	$141,954	$141,954
Health and Life Insurance Benefits Continuation	$0	$0	$0	$12,432	$0	$37,471
Outplacement Services	$0	$0	$0	$0	$0	$100,000
Excise Tax and Gross-Up (Paid to I.R.S.)	$0	$0	$0	$0	$0	$7,447,052

Total	$13,228,986	$9,429,586	$16,910,225	$15,138,918	$4,868,512	$37,447,063
% Already Earned	100%	100%	78%	87%	100%	35%
Forfeitures	$1,374,566	$1,374,566	$1,374,566	$1,374,566	$9,735,040	$0

	Termination Scenario
Executive Compensation or Benefit Component	If Voluntary Termination	If Termination is Due to Death	If Termination is Due to Disability	If Involuntary Termination without Cause or Quit for Good Reason	If Involuntary Termination for Cause	If Change in Control Termination Occurs
Richard H. Veldran
Severance
Base Salary	$0	$0	$0	$350,769	$0	$1,140,000
Target Cash Incentive	$0	$0	$0	$0	$0	$855,000
Pro Rata Target Cash Incentive	$0	$285,000	$285,000	$285,000	$0	$285,000
Outstanding Equity & Long-term Incentives
Unvested Equity	$0	$213,994	$213,994	$0	$0	$1,065,003
Vested Equity	$244,318	$244,318	$244,318	$244,318	$244,318	$244,318
Pension Plan Payments
Pension Benefit Equalization Plan	$19,179	$19,179	$21,117	$19,179	$19,179	$28,661
Executive Retirement Plan	$0	$0	$3,721,726	$0	$0	$5,117,587
401(k) Plan	$97,111	$97,111	$97,111	$97,111	$97,111	$97,111
Health and Life Insurance Benefits Continuation	$0	$0	$0	$11,476	$0	$37,471
Outplacement Services	$0	$0	$0	$0	$0	$100,000
Excise Tax and Gross-Up (Paid to I.R.S.)	$0	$0	$0	$0	$0	$0

Total	$360,608	$859,602	$4,583,266	$1,007,853	$360,608	$8,970,151
% Already Earned	100%	42%	8%	36%	100%	4%
Forfeitures	$845,003	$631,009	$631,009	$845,003	$845,003	$0

Joshua L. Peirez
Severance
Base Salary	$0	$0	$0	$346,154	$0	$1,350,000
Target Cash Incentive	$0	$0	$0	$0	$0	$1,147,500
Pro Rata Target Cash Incentive	$0	$382,500	$382,500	$382,500	$0	$382,500
Outstanding Equity & Long-term Incentives
Unvested Equity	$0	$910,692	$910,692	$0	$0	$1,609,483
Vested Equity	$80,934	$80,934	$80,934	$80,934	$80,934	$80,934
Pension Plan Payments
Pension Benefit Equalization Plan	$0	$0	$0	$0	$0	$0
Executive Retirement Plan	$0	$0	$5,044,133	$0	$0	$3,281,782
401(k) Plan	$0	$26,429	$26,429	$0	$0	$26,429
Health and Life Insurance Benefits Continuation	$0	$0	$0	$9,563	$0	$37,471
Outplacement Services	$0	$0	$0	$0	$0	$100,000
Excise Tax and Gross-Up (Paid to I.R.S.)	$0	$0	$0	$0	$0	$0

Total	$80,934	$1,400,555	$6,444,688	$819,151	$80,934	$8,016,099
% Already Earned	100%	6%	1%	10%	100%	1%
Forfeitures	$1,209,483	$298,791	$298,791	$1,209,483	$1,209,483	$0

	Termination Scenario
Executive Compensation or Benefit Component	If Voluntary Termination	If Termination is Due to Death	If Termination is Due to Disability	If Involuntary Termination without Cause or Quit for Good Reason	If Involuntary Termination for Cause	If Change in Control Termination Occurs
Byron C. Vielehr
Severance
Base Salary	$0	$0	$0	$406,154	$0	$1,320,000
Target Cash Incentive	$0	$0	$0	$0	$0	$1,188,000
Pro Rata Target Cash Incentive	$0	$396,000	$396,000	$396,000	$0	$396,000
Outstanding Equity & Long-term Incentives
Unvested Equity	$0	$1,586,885	$1,586,885	$0	$0	$2,285,677
Vested Equity	$885,839	$885,839	$885,839	$885,839	$885,839	$885,839
Pension Plan Payments
Pension Benefit Equalization Plan	$18,399	$18,399	$20,258	$18,399	$18,399	$25,855
Executive Retirement Plan	$2,675,108	$1,340,133	$4,825,367	$2,675,108	$0	$7,151,978
401(k) Plan	$61,799	$61,799	$61,799	$61,799	$61,799	$61,799
Health and Life Insurance Benefits Continuation	$0	$0	$0	$11,476	$0	$37,471
Outplacement Services	$0	$0	$0	$0	$0	$100,000
Excise Tax and Gross-Up (Paid to I.R.S.)	$0	$0	$0	$0	$0	$3,989,453

Total	$3,641,145	$4,289,055	$7,776,148	$4,454,775	$966,037	$17,442,072
% Already Earned	100%	85%	47%	82%	100%	21%
Forfeitures	$1,885,677	$298,791	$298,791	$1,885,677	$4,560,784	$0

Bruce R. Sink
Severance
Base Salary	$0	$0	$0	$307,692	$0	$0
Target Cash Incentive	$0	$0	$0	$0	$0	$0
Pro Rata Target Cash Incentive	$0	$0	$0	$0	$0	$0
Outstanding Equity & Long-term Incentives
Unvested Equity	$0	$0	$0	$0	$0	$478,979
Vested Equity	$0	$0	$0	$0	$0	$0
Pension Plan Payments
Pension Benefit Equalization Plan	$0	$0	$0	$0	$0	$0
Executive Retirement Plan	$0	$0	$0	$0	$0	$0
401(k) Plan	$0	$583	$583	$0	$0	$583
Health and Life Insurance Benefits Continuation	$0	$0	$0	$0	$0	$0
Outplacement Services	$0	$0	$0	$0	$0	$0
Excise Tax and Gross-Up (Paid to I.R.S.)	$0	$0	$0	$0	$0	$0

Total	$0	$583	$583	$307,692	$0	$479,562
% Already Earned	100%	0%	0%	0%	0%	0%
Forfeitures	$478,979	$478,979	$478,979	$478,979	$478,979	$0

	Termination Scenario
Executive Compensation or Benefit Component	If Voluntary Termination	If Termination is Due to Death	If Termination is Due to Disability	If Involuntary Termination without Cause or Quit for Good Reason	If Involuntary Termination for Cause	If Change in Control Termination Occurs
Emanuele A. Conti
Severance
Base Salary	$0	$0	$0	$384,000	$0	$1,248,000
Target Cash Incentive	$0	$0	$0	$0	$0	$998,400
Pro Rata Target Cash Incentive	$0	$332,800	$332,800	$332,800	$0	$332,800
Outstanding Equity & Long-term Incentives
Unvested Equity	$0	$705,343	$705,343	$0	$0	$1,099,598
Vested Equity	$348,617	$348,617	$348,617	$348,617	$348,617	$348,617
Pension Plan Payments
Pension Benefit Equalization Plan	$24,958	$26,082	$17,544	$24,958	$24,958	$37,248
Executive Retirement Plan	$0	$0	$4,139,610	$0	$0	$5,902,856
401(k) Plan	$96,716	$96,716	$96,716	$96,716	$96,716	$96,716
Health and Life Insurance Benefits Continuation	$0	$0	$0	$11,753	$0	$38,371
Outplacement Services	$0	$0	$0	$0	$0	$100,000
Excise Tax and Gross-Up (Paid to I.R.S.)	$0	$0	$0	$0	$0	$0

Total	$470,291	$1,509,558	$5,640,630	$1,198,844	$470,291	$10,202,606
% Already Earned	100%	31%	8%	39%	100%	5%
Forfeitures	$874,598	$169,255	$169,255	$874,598	$874,598	$0

        In the above table, the applicable compensation and benefit components are totaled for each termination scenario. This total represents the estimated value of the potential post-employment compensation. The percentage below each termination scenario total indicates how much of the estimated value has already been earned by each of our named executive officers irrespective of the particular triggering event (i.e., the value each of our named executive officers has already earned and would be entitled to in the event of a termination). The remainder is the incremental value payable to the executive as a result of the specific triggering event. For example, the total value of Ms. Mathew's potential post-employment compensation in the event of a termination due to disability is $16,910,225; approximately 78% of that total, or $13,228,986, has already been earned irrespective of the particular triggering event (e.g., value of vested stock options and part of the value of defined benefit plans) and the approximately 22% remaining, or $3,681,239, is the value due exclusively to the triggering event.

        In addition, we have indicated the total value of compensation forfeited as a result of the triggering event. For example, Ms. Mathew would forfeit $1,374,566 in the event of a voluntary termination, which consists entirely of forfeited RSUs.

        In calculating the amounts set forth in the above table, we have made the following assumptions:

1.
Date and Stock Price. The date of the triggering event was December 31, 2012, and the stock price as of the triggering event was $78.65, the closing price of our common stock on December 31, 2012.

2.
Severance. For all of our named executive officers, we assumed the following severance payments are payable:

•
Involuntary termination without cause:  The amount varies based on years of service. Ms. Mathew would be entitled to 52 weeks; Messrs. Conti, Veldran and Vielehr would be entitled to 48 weeks; and Messrs. Peirez and Sink would be entitled to 40 weeks. If the termination is for unsatisfactory performance, then all of our named executive officers would be entitled to one-half of the benefits cited. The calculation in the above table reflects the full benefit entitlement.

  •
  Involuntary termination for cause:  No benefit would be provided.

  •
  Change in control termination:  Three times the sum of annual base salary plus target annual cash incentive as noted in the "Change in Control" section of this proxy statement for our applicable named executive officers.

3.
Target Annual Cash Incentive. Consistent with the applicable plans and agreements, such as the Covered Employee Incentive Plan, Career Transition Plan and the Company's change in control benefits:

•
No benefit is provided for a voluntary termination or involuntary termination for cause.

•
In the event of a termination due to death or disability, all of our named executive officers are provided with one times their target annual cash incentive prorated for the period served and factored by performance.

•
For an involuntary termination without cause, all of our named executive officers are provided with one times their target annual cash incentive prorated for the period served and factored by performance.

•
In the event of a termination of employment in connection with a change in control, five of our six named executive officers are provided with one times their target annual cash incentive prorated for the period.

  The assumption for period served in all of the above is twelve months through December 31, 2012 and the performance factor assumption is 100%.

4.
Treatment of Outstanding Equity

•
Unvested stock options and RSUs are forfeited in the event of either a voluntary or involuntary termination, unless (i) a named executive officer is eligible for "Retirement" as defined in the 2000 Stock Incentive Plan or 2009 Stock Incentive Plan (age 55 with five years of service), as applicable, and (ii) the unvested equity was granted twelve months or more before termination, in which case (a) unvested stock options will continue to vest and unexercised vested stock options may be exercised during the lesser of the remaining term of the options or five years after the date of termination, and (b) any unvested RSUs become fully vested as of the termination date. Ms. Mathew is the only one of our named executive officers who meets the eligibility criteria for Retirement. Therefore, Ms. Mathew's equity value is the same in each of the termination scenarios in the table with the exception of If Change in Control Termination Occurs.

•
Unvested stock options and RSUs granted twelve months or more prior to a termination due to death or disability vest immediately and unvested equity granted within twelve months prior to termination due to death or disability are forfeited.

•
In the event of a change in control of D&B, (i) for equity awards made on or before December 31, 2012, all unvested equity vests immediately, and (ii) for equity awards made on or after January 1, 2013, all unvested equity requires both a change in control and a qualified termination event to vest.

  •
  As discussed above under the "Detrimental Conduct Program" section of this proxy statement, D&B maintains a detrimental conduct program pursuant to which a named executive officer may forfeit all rights to the proceeds of our named executive officer's equity-based award if our named executive officer engages in detrimental conduct as defined in the program.

5.
Factors Influencing Potential Post-employment Pension Benefit Payments

The pension benefit payments described below are applicable to our named executive officers based on eligibility for the Retirement Account, ERP and/or PBEP as noted in the Pension Benefit Table.

•
Voluntary Termination:  A termination date of December 31, 2012 is assumed and all payments except for a Retirement Account lump-sum payment will begin at age 55. Messrs. Conti, Peirez and Veldran were not vested in their ERP pension benefits, so their respective pension benefit is zero in every triggering event other than a change in control and termination due to disability.

•
Termination Due to Disability:  Assumption is made that each of our named executive officers would remain disabled until age 65. The value of the ERP is increased to reflect the additional years of benefit accrual up to age 65. The ERP also has a disability benefit which pays an annuity equal to 60% of pre-disability income, less any disability plan benefit, for each year up through age 65.

•
Termination Due to Death:  Assumption is made that the age of payout reflects the age of each of our named executive officer's beneficiary, assuming that the payments would commence to the beneficiary when our named executive officer would have attained age 55. The value of the ERP is the lump-sum present value payable to the beneficiary at the assumed age.

•
Involuntary Termination without Cause or Resignation for Good Reason:  Payments under the Retirement Account, PBEP and ERP are the same as under voluntary termination.

•
Involuntary Termination for Cause:  Payments under the Retirement Account and PBEP are the same as under voluntary termination. Under the terms of the ERP, no benefit would be due.

•
Change in Control Termination:  Retirement Account benefit amount remains the same as under voluntary termination. ERP benefits are greater since, under the applicable change in control agreement, up to three years of service and compensation are added to the calculation. However, when additional service is added to actual service, total service cannot exceed ten years. Further, under the PBEP and ERP, the calculation of the lump-sum payment is based on the interest rate used by the Pension Benefit Guaranty Corporation for determining the value of immediate annuities as of January 1 of the year of the change in control. In addition, all benefits are paid as a lump sum and are made as soon as possible after the change in control, versus age 55 in the other triggering events.

6.
Deferred Compensation. All of the triggering events include D&B's contributions plus any earnings in the qualified defined contribution plan (i.e., our 401(k) Plan).

7.
Clawback Policy. All of the triggering events assume that there is no material restatement of the Company's reported financials resulting in any excess incentive or equity awards.

8.
Excise Tax Gross-up. Ms. Mathew's and Mr. Vielehr's change in control agreements, entered into prior to July 1, 2010, include an excise tax payment and gross-up made directly to the Internal Revenue Service in the event of a change in control. The other four named executive officers do not have this provision as part of their change in control benefits.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and certain of our officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These individuals are required by SEC regulation to furnish D&B with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to D&B, we believe that during 2012 all Section 16(a) filing requirements applicable to our insiders were complied with.

OTHER MATTERS

        We know of no matters, other than those referred to herein, which will be presented at the Annual Meeting. If, however, any other appropriate business should properly be presented at the meeting, the persons named in the form of proxy will vote the proxies in accordance with their best judgment.

INFORMATION CONTAINED IN THIS PROXY STATEMENT

        The information under the "Report of the Audit Committee" and "Report of the Compensation & Benefits Committee" sections of this proxy statement does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other D&B filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate these reports by reference therein.

        The information on our website (www.dnb.com) is not, and shall not be deemed to be, a part of this proxy statement or incorporated into any other filings we make with the SEC.

SHAREHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING

        Shareholder proposals intended to be included in our proxy statement for the Annual Meeting of Shareholders in 2014 must be received by our Corporate Secretary at The Dun & Bradstreet Corporation, 103 JFK Parkway, Short Hills, New Jersey 07078-2708 no later than November 26, 2013. We will consider written proposals received by that date in accordance with regulations governing the solicitation of proxies.

        Under our by-laws, shareholder proposals for the 2014 Annual Meeting of Shareholders that are not intended to be included in our proxy statement must be received by our Corporate Secretary at The Dun & Bradstreet Corporation, 103 JFK Parkway, Short Hills, New Jersey 07078-2708 between January 8, 2014 and February 7, 2014.

        For a shareholder seeking to nominate a candidate for our Board of Directors, notice must be provided in writing to our Corporate Secretary at The Dun & Bradstreet Corporation, 103 JFK Parkway, Short Hills, New Jersey 07078-2708. The notice must describe various matters regarding the nominee, including, among other things, name, age and business address of the nominee, certain monetary arrangements between the nominee and the nominating shareholder, and the nominee's written consent to being named in the proxy statement and to serving as a director if elected, and other specified matters. For a shareholder seeking to bring other business before a shareholder meeting, the written notice must include, among other things, a description of the proposed business, the text of the proposal, the reasons for conducting such business at the meeting, any material interest in such business of the proposing shareholder, and other specified matters. In each case, the notice must also include information regarding the proposing shareholder, including the name and address of such shareholder and class and number of shares owned by such shareholder. The specific requirements that are summarized in this paragraph may be found in our by-laws.

        Any shareholders desiring a copy of our by-laws will be furnished one without charge upon written request to our Corporate Secretary or they may obtain a copy from the Corporate Governance information in the Investor Relations section of our website (http://investor.dnb.com). A copy of our current by-laws is also filed as an exhibit to our Current Report on Form 8-K filed on May 14, 2012 and is available at the SEC website (www.sec.gov).

SCHEDULE I

THE DUN & BRADSTREET CORPORATION

RECONCILIATION OF TOTAL REVENUE TO CORE REVENUE
AND
THE EFFECT OF FOREIGN EXCHANGE ON CORE REVENUE GROWTH

	For The Year Ended December 31,
			Growth Rate
	2012	2011
	($ in millions)		Fav (Unfav)
Total Revenue	$1,663.0	$1,758.5	(5)%
Less: Revenue from Divested Businesses	18.7	112.2	(83)%

Core Revenue	$1,644.3	$1,646.3	0%

Less: Effect of Foreign Exchange			(1)%
Core Revenue Before the Effect of Foreign Exchange (1)			1%

(1)
See "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations: How We Manage Our Business" in our Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of our use of core revenue growth before the effects of foreign exchange and why management believes this measure provides useful information to investors.

SCHEDULE II

THE DUN & BRADSTREET CORPORATION

RECONCILIATION OF REPORTED DILUTED EARNINGS PER SHARE
ATTRIBUTABLE TO D&B COMMON SHAREHOLDERS TO
DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO D&B COMMON SHAREHOLDERS BEFORE
NON-CORE GAINS AND (CHARGES)

	For The Year Ended December 31,
			Growth Rate
	2012	2011
Diluted EPS Attributable to D&B Common Shareholders (Reported)	$6.43	$5.28	22%
Impact of Non-Core Gains and (Charges):
Restructuring Charges	(0.41)	(0.29)
Impaired Intangible Assets	—	(0.04)
MaxCV	(0.45)	(0.69)
Settlement of Legacy Pension Obligation	—	(0.06)
Legal Fees and Other Shut-Down Costs Associated with Matters in China	(0.22)	—
Impairments Related to Matters in China	(0.26)	—
Gain (Loss) on Investment	—	(0.16)
Minority Share of Gain on Sale of Business	(0.02)	—
Effect of Legacy Tax Matters	0.28	0.10
Gain (Loss) on Sale of Businesses	0.24	—
Tax Benefit on a Loss on the Tax Basis of a Legal Entity	0.33	0.17

Diluted EPS Attributable to D&B Common Shareholders Before Non-Core Gains and (Charges) (1)	$6.94	$6.25	11%

(1)
See "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations: How We Manage Our Business" in our Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of our use of Diluted EPS before non-core gains and (charges) and why management believes this measure provides useful information to investors.

SCHEDULE III

THE DUN & BRADSTREET CORPORATION

RECONCILIATION OF REPORTED OPERATING INCOME TO OPERATING INCOME
BEFORE NON-CORE GAINS AND (CHARGES)

	For The Year Ended December 31,
			Growth Rate
	2012	2011
	($ in millions)
Operating Income (Reported)	$432.1	$424.8	2%
Impact of Non-Core Gains and (Charges):
Restructuring Charges	(29.4)	(22.1)
Legal Fees and Other Shut-Down Costs Associated with Matters in China	(15.6)	—
Impairments Related to Matters in China	(12.9)	—
Impaired Intangible Assets	—	(3.3)
Settlement of Legacy Pension Obligations	—	(5.1)
MaxCV	(30.3)	(44.8)

Operating Income Before Non-Core Gains and (Charges) (1)	$520.3	$500.1	4%

(1)
See "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations: How We Manage Our Business" in our Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of our use of operating income before non-core gains and (charges) and why management believes this measure provides useful information to investors.

Exhibit A

AMENDMENT TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED,
OF
THE DUN & BRADSTREET CORPORATION

The text of Article EIGHTH of the Company's Amended and Restated Certificate of Incorporation, as amended May 9, 2012, as proposed to be amended by Proposal No. 4 is set forth below, with proposed additions indicated by underscore.

        EIGHTH: (1) Any action required or permitted to be taken by the holders of the Common Stock of the corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders, except if such action by written consent is taken in accordance with the provisions of this Article Eighth and the corporation's By-Laws. Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock or Series Common Stock, special meetings of stockholders of the corporation may be called only by the Chief Executive Officer of the corporation or by the Board of Directors pursuant to a resolution approved by the Board of Directors, or upon the written request made in accordance with and subject to the corporation's By-Laws by holders of record of not less than forty percent (40%) of the voting power of all outstanding shares of Common Stock of the corporation.

        (2)    The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting shall be as fixed by the Board of Directors or as otherwise established under this Article Eighth. Any person other than the corporation seeking to have the stockholders authorize or take corporate action by consent in writing without a meeting shall, by written request addressed to the Secretary of the corporation and delivered to the corporation and signed by holders of record of not less than forty percent (40%) of the voting power of all outstanding shares of Common Stock of the corporation, request (and not subsequently revoke) that a record date be fixed for such purpose.

        (3)    The request must describe the action that the stockholder proposes to take by written consent and must contain the text of the proposal (including the text of any resolutions to be effected by written consent), an agreement to solicit consents in accordance with paragraph (7) of this Article Eighth, and such other information, representations and agreements then required by the corporation's By-Laws, as though each stockholder making the request were making a request for a special meeting of stockholders in furtherance of such action, as to such action and as to the stockholder(s) making the request (including the beneficial owners on whose behalf the request is made). Each stockholder submitting the request shall update the information contained in the request as then required by the corporation's By-Laws as though such stockholder were providing notice of business proposed to be brought before a meeting of stockholders.

        (4)    In determining whether action by written consent has been requested by the record holders of shares representing in the aggregate at least the requisite percent required by paragraph (2) of this Article Eighth, multiple requests delivered to the Secretary of the corporation will be considered together only if each such request (x) identifies substantially the same proposed action, as determined in good faith by the Board of Directors, and (y) has been dated and delivered to the Secretary of the corporation within sixty (60) days of the earliest dated request. Any requesting stockholder may revoke his, her or its request at any time by written revocation delivered to the Secretary of the corporation at the principal executive offices of the corporation. Any disposition by a requesting stockholder after the date of the request of any shares of Common Stock of the corporation (or of beneficial ownership of such shares by the beneficial owner on whose behalf the request was made) shall be deemed a revocation of the request with respect to such shares, and each requesting stockholder and the applicable beneficial owner shall certify to the Secretary of the corporation on the day prior to the record date set for the action by written consent as to whether any such disposition has occurred. If the unrevoked requests represent in the aggregate less than the requisite percent, the Board of Directors, in its discretion, may cancel the action by written consent.

        (5)    Following receipt of the request for a record date for action by written consent, the Board of Directors shall promptly, but in all events within ten (10) business days after the date the request by holders of record of not less than forty percent (40%) of the voting power of all outstanding shares of Common Stock of the corporation is received, determine the validity of the request and whether the request relates to an action that may be taken by written consent pursuant to this Article Eighth and, if appropriate, adopt a resolution fixing the record date for such purpose. The record date for such purpose shall be no more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not precede the date such resolution is adopted. If no record date has been fixed by the Board of Directors within ten (10) business days following the corporation's receipt of the notice to fix a record date for such purpose, the record date shall be the day on which the first signed consent is delivered to the corporation in the manner described in paragraph (8) of this Article Eighth; except that, if prior action by the Board of Directors is required under the provisions of Delaware law and the Board of Directors determines to take such prior action, the record date shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action, and except that no record date shall be set for any action that is not a proper subject for action by written consent pursuant to paragraph (6) of this Article Eighth or for which consents are not to be solicited as provided in paragraph (7) of this Article Eighth.

        (6)    The Board of Directors shall not be required to set a record date for an action by written consent if: (i) the relevant request does not comply with this Article Eighth or the corporation's By-Laws; (ii) the request relates to an item of business that is not a proper subject for stockholder action under applicable law; (iii) the request is received by the corporation during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders and ending on the date of the next annual meeting; (iv) an identical or substantially similar item (a "Similar Item"), as determined in good faith by the Board of Directors (and for the purposes of this clause (iv), the election of directors shall be deemed a "Similar Item" with respect to all items of business involving the election or removal of directors), was presented at a meeting of stockholders held not more than 120 days before the request is received by the Secretary of the corporation; (v) the Board of Directors or the Chief Executive Officer of the corporation has called or calls for an annual or special meeting of stockholders to be held within 90 days after the request is received by the Secretary of the corporation and the business to be conducted at such meeting is a Similar Item, as determined in good faith by the Board of Directors; or (vi) such request was made in a manner that involved a violation of the proxy rules of the Securities and Exchange Commission or other applicable law.

        (7)    Stockholders may take action by written consent only if consents are solicited pursuant to a consent solicitation conducted pursuant to Regulation 14A of the Exchange Act, without reliance upon the exemption contained in Rule 14a-2(b)(2) of the Exchange Act.

        (8)    Every consent purporting to take or authorize the taking of corporate action must bear the date of signature of each stockholder who signs the consent, and must be delivered to the corporation or its registered office in the State of Delaware no earlier than fifty (50) days after the record date by hand or by certified or registered mail, return receipt requested. No consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in accordance with the foregoing and not later than one hundred twenty (120) days after the record date, consents signed by a sufficient number of stockholders to take such action are so delivered to the corporation.

        (9)    In the event of the delivery, in the manner provided by this Article Eighth and applicable law, to the corporation of one or more written consents to take corporate action and/or any related revocation or revocations, the corporation shall appoint one or more Inspectors of Election for the purpose of performing promptly a ministerial review of the validity of the consents and revocations. For the purpose of permitting the Inspectors to perform such review, no action by consent in writing and without a meeting shall be effective until such Inspectors have completed their review, determined that the requisite number of valid and unrevoked consents delivered to the corporation in accordance with this Article Eighth and applicable law have been obtained to authorize or take the action specified in the consents, and certified such determination for entry in the records of the corporation kept for the purpose of recording the proceedings of meetings of stockholders. Nothing contained herein shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the Inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

Exhibit B

AMENDMENT TO THE
FOURTH AMENDED AND RESTATED BY-LAWS, AS AMENDED,
OF
THE DUN & BRADSTREET CORPORATION

The text of the new Section 12 of ARTICLE I of the Company's Fourth Amended and Restated By-Laws, as amended May 9, 2012, as proposed to be added by Proposal No. 4 is set forth below.

        Section 12. Action by Written Consent. (A) Any action required or permitted to be taken by the stockholders of the Corporation at a duly called annual or special meeting of such holders may be effected by a consent in writing by stockholders as provided by, and subject to the limitations in, the Amended and Restated Certificate of Incorporation.

        (B)    A request by a stockholder for a record date, in accordance with Article Eighth of the Amended and Restated Certificate of Incorporation, must be delivered by the holders of record of the Requisite Percent as provided by, and subject to the limitations in, Article Eighth of the Amended and Restated Certificate of Incorporation.

B-1

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Date Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] YOU CAN VOTE BY INTERNET OR TELEPHONE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK It's fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help D&B reduce postage and proxy tabulation costs. VOTE BY INTERNET - WWW.PROXYVOTE.COM Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY TELEPHONE - 1-800-690-6903 (U.S. and Canada) Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. VOTE BY MAIL - Mark, sign, date and promptly mail your proxy card in the enclosed postage-paid envelope, or return it to D&B, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. THE DUN & BRADSTREET CORPORATION 103 JFK PARKWAY SHORT HILLS, NJ 07078 M52431-P34073 THE DUN & BRADSTREET CORPORATION The Board of Directors recommends you vote FOR Proposals 1, 2, 3 and 4: 1. Election of seven Directors Against For Abstain Nominees: Abstain Against For ! ! ! ! ! ! 2. Ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2013. 1a. Austin A. Adams ! ! ! 1b. John W. Alden ! ! ! ! ! ! 3. Advisory approval of the Company's executive compensation (Say on Pay). 1c. Christopher J. Coughlin ! ! ! 1d. James N. Fernandez ! ! ! ! ! ! 4. Approve amendments to the Company's Amended and Restated Certificate of Incorporation, as amended, and Fourth Amended and Restated By-Laws, as amended, to permit shareholders to act by written consent. 1e. Paul R. Garcia ! ! ! 1f. Sara Mathew NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. ! ! ! 1g. Sandra E. Peterson ! For address changes and/or comments, please check this box and write them on the back where indicated. ! ! Please indicate if you plan to attend this meeting. No Yes Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

ADMISSION TICKET THE DUN & BRADSTREET CORPORATION Annual Meeting of Shareholders May 8, 2013 8:00 a.m. The Hilton Short Hills 41 JFK Parkway Short Hills, NJ 07078 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement/Form 10-K/Annual Report is available at www.proxyvote.com. M52432-P34073 THE DUN & BRADSTREET CORPORATION Proxy Solicited on Behalf of the Board of Directors for the Annual Meeting of Shareholders to be held May 8, 2013 The undersigned hereby appoints Sara Mathew, Richard H. Veldran and Christie A. Hill, or any of them, proxies with full power of substitution, to represent and vote all the shares of Common Stock of The Dun & Bradstreet Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 8, 2013, and at any adjournment thereof. The undersigned directs the named proxies to vote as directed on the reverse side of the card on the specified proposals and, in their discretion, on any other business which may properly come before said meeting. Shares credited to the undersigned in The Dun & Bradstreet Corporation 401(k) Plan and Moody's Corporation Profit Participation Plan will be voted by the Trustee in accordance with the voting instructions indicated on the reverse. If no voting instructions are received, the Trustee will vote the shares in direct proportion to the shares for which it has received timely voting instructions under such Plans, as described in the Proxy Statement. You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The named proxies cannot vote unless you sign and return this card or follow the applicable Internet or telephone voting procedures. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) This proxy, when properly executed, will be voted as directed herein. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 8, 2013. Meeting Information THE DUN & BRADSTREET CORPORATION Meeting Type: Annual For holders as of: March 12, 2013 Date: May 8, 2013 Time: 8:00 AM ET Location: The Hilton Short Hills 41 JFK Parkway Short Hills, NJ 07078 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that contain important information and are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. M52433-P31822 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT/FORM 10-K/ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 24, 2013 to facilitate timely delivery. M52434-P31822 How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. . XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR the following proposals: 1. Election of seven Directors Nominees: 1a. Austin A. Adams 2. Ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2013. 1b. John W. Alden 3. Advisory approval of the Company's executive compensation (Say on Pay). 1c. Christopher J. Coughlin 4. Approve amendments to the Company's Amended and Restated Certificate of Incorporation, as amended, and Fourth Amended and Restated By-Laws, as amended, to permit shareholders to act by written consent. 1d. James N. Fernandez 1e. Paul R. Garcia NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. 1f. Sara Mathew 1g. Sandra E. Peterson M52435-P31822

Voting Instructions M52436-P31822